SBL Fund
Annual Report
December 31, 1997

o Series A
  (Growth Series)
o Series B
  (Growth-Income Series)
o Series C
  (Money Market Series)
o Series D
  (Worldwide Equity Series)
o Series E
  (High Grade Income Series)
o Series J
  (Emerging Growth Series)
o Series K
  (Global Aggressive Bond Series)
o Series M
  (Specialized Asset Allocation Series)
o Series N
  (Managed Asset Allocation Series)
o Series O
  (Equity Income Series)
o Series P
  (High Yield Series)
o Series S
  (Social Awareness Series)
o Series V
  (Value Series)
o Series X
  (Small Cap Series)

[SECURITY     ]     Security Distributors, Inc.
[DISTRIBUTORS,]     A Member of The Security Benefit
[INC. LOGO    ]     Group of Companies

President's Letter
February 15, 1998

A LOOK BACK AT 1997

1997 was another incredible year for performance in the large cap sector of U.S. equity markets. For the third consecutive year, the Dow Jones Industrial Average generated a total return in excess of 20%. The SBL Fund with its 14 series reflected these results, with the large cap portfolios producing the best returns. The fixed income portfolios in the SBL Fund also turned in strong results for the year, as interest rates moved from their highs of 7.12% in April as measured by the 30-year Treasury bond to a low of 5.92% at year-end.

The year was also one of turmoil in international markets. Economic difficulties in southeast Asia produced chaotic conditions in global markets during the year. We expect this to continue to have an effect on securities markets in 1998. Portfolio investment strategies which underweighted exposure to U.S. equities resulted in returns substantially below the Dow Jones Industrial Average and the S&P 500 Index. Investors should keep this in mind when comparing our Series' returns with those indexes.

WHAT TO LOOK FOR IN 1998

This year, earnings growth rates should slow and it is our view that it is highly unlikely that returns from common stocks in 1998 will approximate those of the last three years. We believe that markets will return to more historic levels of 8% to 10% for equities, with volatility continuing to be very high. Investors should temper their expectations. The long-term outlook is still favorable but we will experience some ups and downs in the short term.

NEW INVESTMENT OPTIONS AND
ADDITIONS TO MANAGEMENT TEAM

We added the Value Series and Small Cap Series to our offerings late in 1997. These are additional investment options for the Variflex LS and Variflex Signature variable annuities. The Small Cap series is sub-advised for us by Strong Capital Management, Inc. with Ron Ognar of Strong as lead portfolio manager.

Additions we have made to the Security Funds Investment Group have enabled us to add expertise and strength to our SBL Fund investment team. This expertise allows us to maximize our resources and shift management responsibilities for some of the series.

ON THE EQUITY SIDE

Mike Petersen, another addition to our investment team, joins us as portfolio manager for the GROWTH-INCOME SERIES. Mike brings to us ten years of experience in managing a growth and income fund with an exemplary track record.

Jim Schier takes the helm of the EMERGING GROWTH SERIES, while maintaining responsibility as manager for the new VALUE SERIES where he has focused on mid- to large-cap stocks. Jim brings years of experience in managing both growth and value oriented investments and is developing a great track record in managing the VALUE SERIES. This change has also enabled Cindy Shields to devote her full-time attention to our growing SOCIAL AWARENESS SERIES.

ON THE FIXED INCOME SIDE

Dave Eshnaur joined the Security Fixed Income Investment Group in 1997 bringing 15 years of high-yield bond experience to this team. He will join Steve Bowser as co-manager for the HIGH GRADE INCOME SERIES. Steve and David will also co-manage the domestic fixed income holdings in the SPECIALIZED ASSET ALLOCATION SERIES which is sub-advised by Meridian Management Investment Corporation.

We are confident that these management enhancements will continue to provide you with solid investment performance. As always, we welcome your questions and comments at any time.

/s/ JOHN CLELAND

John Cleland, President
The Security Funds

Series A (Growth Series)
February 15, 1998

The Growth Series of the SBL Fund returned a strong 28.72% in 1997, compared with its Lipper peer group average of 25.36%.1 Although the Growth Series' return was below the 33.35% generated by the S&P 500, it provided an excellent investment vehicle throughout the year for its shareholders.

PERFORMANCE VERSUS THE BENCHMARK INDEX

The portfolio's total return lagged that of its benchmark, the S&P 500 Index, in the second half of 1997 primarily because of its lack of exposure to telecommunications and utilities stocks. These two sectors make up about 10% of the S&P index. In addition, an underweighting in more prominent S&P names such as General Electric Company hurt performance versus the index. Despite these weaknesses compared with the index, the Series was well above the median when compared with other growth funds in its peer group.

CONTRIBUTORS TO POSITIVE PERFORMANCE

An overweighting in financial companies boosted returns in a period of declining interest rates. Issues such as insurance company Allstate Corporation and mortgage lender Fannie Mae were outstanding performers in 1997. We avoided multi-national banks, which were hurt by the turn of events in southeast Asia. We chose instead regional banks and those which concentrate on fee-based services. These include Bank of New York Company Inc. and Northern Trust Corporation, both of which generated solid returns over the year.

An emphasis on retailers also contributed positively to total return in the second half of the year. Investors concerned about the effects of southeast Asian problems on U.S. stocks sought out companies with a focus on domestic markets. Dayton Hudson Corporation was such a company, realizing strong earnings from its Target division. Target also is among discount retailers, which as a group realized strong sales in 1998. Payless ShoeSource Inc., a retailer headquartered in our own Topeka, Kansas also was a standout performer as investors looked for firms with domestic sales targets. Payless had been ignored by analysts early in the year, and gained momentum as those analysts sought companies to recommend after the Asian crisis erupted.

A LOOK INTO 1998

Because we believe that earnings in coming quarters will slow from the pace of the past three years, we anticipate keeping a strong emphasis on issues that have exhibited above-average earnings growth. Currently some of these companies include Gillette Company, which should benefit from the product cycle of its new razor system, and Bristol-Myers Squibb Company and Schering-Plough Corporation, pharmaceutical companies with excellent new product outlooks.

Other companies which should perform well include those that are less sensitive to economic downturns. Publishers such as Tribune Company and Gannett Company, Inc. have domestic markets and have exhibited consistent growth. Tyco International Ltd., a diversified manufacturer with a growing presence in home security systems, has excellent prospects for outperformance as well.

Overall, we expect to increase the number of holdings in the portfolio from the current level of about ninety to somewhere between 100 and 150. This will reduce the impact on the portfolio of an earnings disappointment in any one name. A volatile market climate will make careful stock selection more important than in periods such as the last three years, where just being in the stock market was generally profitable.

Terry Milberger
Senior Portfolio Manager

Series A (Growth Series)
February 15, 1998

                              SERIES A vs. S&P 500

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                     SBL Fund                S&P
   Date                              Series A                500
----------                          ----------            ----------
12/31/1987 ..................       $10,000.00            $10,000.00
03/31/1988 ..................        10,580.88             10,587.37
06/30/1988 ..................        11,224.31             11,285.62
09/30/1988 ..................        10,875.78             11,329.24
12/31/1988 ..................        11,015.22             11,680.93
03/31/1989 ..................        12,079.19             12,501.82
06/30/1989 ..................        13,366.69             13,601.57
09/30/1989 ..................        15,471.66             15,050.15
12/31/1989 ..................        14,859.01             15,359.35
03/31/1990 ..................        14,282.94             14,895.29
06/30/1990 ..................        15,124.18             15,832.19
09/30/1990 ..................        12,430.38             13,650.11
12/31/1990 ..................        13,396.15             14,872.05
03/31/1991 ..................        15,753.46             17,037.36
06/30/1991 ..................        15,753.46             17,002.10
09/30/1991 ..................        16,690.94             17,917.31
12/31/1991 ..................        18,233.27             19,415.38
03/31/1992 ..................        18,455.11             18,919.91
06/30/1992 ..................        18,212.14             19,291.77
09/30/1992 ..................        18,250.12             19,889.97
12/31/1992 ..................        20,261.94             20,904.58
03/31/1993 ..................        21,289.96             21,800.30
06/30/1993 ..................        21,057.83             21,912.45
09/30/1993 ..................        22,342.65             22,472.87
12/31/1993 ..................        23,040.13             22,992.91
03/31/1994 ..................        22,249.65             22,115.78
06/30/1994 ..................        21,877.66             22,206.08
09/30/1994 ..................        22,956.35             22,299.42
12/31/1994 ..................        22,659.35             22,293.50
03/31/1995 ..................        24,741.18             25,561.27
06/30/1995 ..................        27,092.08             27,986.75
09/30/1995 ..................        29,192.13             30,211.75
12/31/1995 ..................        30,989.93             32,012.14
03/31/1996 ..................        33,259.28             33,752.19
06/30/1996 ..................        34,703.41             35,275.99
09/30/1996 ..................        36,065.04             36,355.23
12/31/1996 ..................        38,019.99             39,398.68
03/31/1997 ..................        38,051.27             40,429.42
06/30/1997 ..................        44,400.97             47,501.74
09/30/1997 ..................        47,876.34             51,074.69
12/31/1997 ..................        48,704.94             52,543.03

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series A (Growth Series) on December 31, 1987, and reflects the fees and expenses of Series A. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $48,705. By comparison, the same $10,000 investment would have grown to $52,543 based on the S&P 500 Index's performance.

                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                              1 Year    5 Years   10 Years
                             --------  ---------  ---------
Series A ...............       28.7%     19.3%      17.2%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series B (Growth-income Series)
February 15, 1998

In 1997 the Growth-Income Series of the SBL Fund generated a rewarding 26.49% total return, close to its Lipper peer group average of 27.21%.(1) In this, the third year in a row of equity returns in excess of 20%, the S&P 500 Index had a total return of 33.35%. Although these returns have been excellent for investors, we realize that they can't continue forever. We expect that 1998 will bring results which are much closer to the historic norms.

STOCK SELECTION HELPS PERFORMANCE

Three major factors have contributed to successful stock selection this year. First, we have sought companies whose earnings have been growing faster than the average S&P 500 company, and which have good prospects for continued earnings acceleration.

Second, we looked for valuations which as measured by such standards as price/earnings and price/book ratios were more attractive than the average S&P stock. Valuations of this type may be seen in stocks of companies which have had problems with their growth rates in the past, but are showing signs of improving. If analysts haven't recognized and reported on the trend yet, there may be an opportunity to buy the stocks cheaply.

Third, in monitoring risk in the portfolio, we sought issues with lower volatility than the average stock in that industry. We looked at stocks' betas, the most widely recognized measure of risk, as well as the standard deviation of their monthly returns. We focused on consistency, avoiding those issues whose returns fluctuate dramatically.

RISK LEVELS WILL BE MORE IMPORTANT IN 1998

We expect that the volatility in the stock markets will continue in the months to come as equity investors sort out the implications of southeast Asia's problems on U.S. companies. Because of this, we will concentrate on minimizing risk as much as maximizing returns. We plan to continue the risk-monitoring outlined above, selecting less volatile stocks with attractive valuations in order to reduce exposure to negative earnings reports. In addition, the portfolio's industry concentrations will be spread across a number of sectors to help avoid shocks in any one industry. The target average beta for the portfolio will be about .9, slightly lower than the market average 1.0.

INCOME PORTION OF THE PORTFOLIO

We plan to reduce holdings of corporate bonds in the portfolio to nearly zero, using short to intermediate maturity government securities instead. We anticipate that government bonds will make up 5% to 10% of the total portfolio. We also plan to add income-generating stocks, particularly in the energy, utility, and auto sectors. Currently some attractive names in these areas include Mobil Corporation, Amoco Corporation, and Texaco Inc., in the energy area, Kansas City Power and Light Company, American Electric Power Company, Inc. and Peco Energy Company in the utility group.

LOOKING FORWARD TO 1998

We expect earnings growth rates to slow in the months to come, and to remain at low single-digit levels perhaps for the next two years. This is a normal adjustment after several years of double-digit growth and in light of probable effects of the Asian crisis. We believe overall appreciation will average 10% or below, closer to the historical norms. This is an investment climate ideally suited for growth and income funds.

Michael A. Petersen
Senior Portfolio Manager

Series B (Growth-income Series)
February 15, 1998

                              SERIES B vs. S&P 500

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                     SBL Fund                S&P
   Date                              Series B                500
----------                          ----------            ----------
12/31/1987 ..................       $10,000.00            $10,000.00
03/31/1988 ..................        10,865.69             10,587.37
06/30/1988 ..................        11,686.82             11,285.62
09/30/1988 ..................        11,616.80             11,329.24
12/31/1988 ..................        11,927.47             11,680.93
03/31/1989 ..................        12,799.90             12,501.82
06/30/1989 ..................        13,857.01             13,601.57
09/30/1989 ..................        14,975.04             15,050.15
12/31/1989 ..................        15,316.16             15,359.35
03/31/1990 ..................        15,043.27             14,895.29
06/30/1990 ..................        15,411.67             15,832.19
09/30/1990 ..................        14,208.75             13,650.11
12/31/1990 ..................        14,636.02             14,872.05
03/31/1991 ..................        16,591.36             17,037.36
06/30/1991 ..................        16,938.97             17,002.10
09/30/1991 ..................        18,686.94             17,917.31
12/31/1991 ..................        20,158.47             19,415.38
03/31/1992 ..................        19,993.30             18,919.91
06/30/1992 ..................        19,212.49             19,291.77
09/30/1992 ..................        20,176.22             19,889.97
12/31/1992 ..................        21,426.62             20,904.58
03/31/1993 ..................        22,321.97             21,800.30
06/30/1993 ..................        22,553.52             21,912.45
09/30/1993 ..................        23,435.01             22,472.87
12/31/1993 ..................        23,482.40             22,992.91
03/31/1994 ..................        22,787.33             22,115.78
06/30/1994 ..................        21,973.78             22,206.08
09/30/1994 ..................        22,780.25             23,299.42
12/31/1994 ..................        22,780.25             23,293.50
03/31/1995 ..................        24,256.59             25,561.27
06/30/1995 ..................        26,359.52             27,986.75
09/30/1995 ..................        28,268.05             30,211.75
12/31/1995 ..................        29,629.52             32,012.14
03/31/1996 ..................        31,505.92             33,752.19
06/30/1996 ..................        32,561.93             35,275.99
09/30/1996 ..................        33,938.81             36,355.23
12/31/1996 ..................        35,037.44             39,398.68
03/31/1997 ..................        35,334.37             40,429.42
06/30/1997 ..................        40,451.42             47,501.74
09/30/1997 ..................        42,755.74             51,074.69
12/31/1997 ..................        44,321.92             52,543.03

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series B (Growth-Income Series) on December 31, 1987, and reflects the fees and expenses of Series B. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $44,322. By comparison, the same $10,000 investment would have grown to $52,543 based on the S&P 500 Index's performance.

                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                              1 Year    5 Years   10 Years
                             --------  ---------  ---------
Series B..................... 26.5%      15.6%       16.1%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series C (Money Market Series)
February 15, 1998

Short-term fixed income investment vehicles such as money market funds saw their interest rates increase during 1997, unlike their longer-term counterparts which experienced declining rates. The Money Market Series returned 5.17% for the year, in line with its Lipper peer group average of 5.13%.(1)

RISING SHORT-TERM RATES

In March the Federal Reserve Board's policy-making arm, the Federal Open Market Committee, raised its target rate on Federal Funds to 5.50%. The Fed Funds rate, the rate at which banks loan overnight funds to each other, is a strong influence on rate levels for short-term investments such as those used in money market funds.

The purpose of this rate hike was to keep inflation in the U.S. from escalating. Investors in long-term bonds watched interest rates decline as the inflation specter waned. But the Federal Reserve, remaining diligent in its inflation fight, kept short-term rates at the same level. Investors in the Money Market Series thus experienced increased returns over those of the previous year.

MATURITY STRUCTURE OF THE PORTFOLIO

As in the past, we strive to maintain an average maturity within ten days more or less than that of the benchmark Money Fund Report published by IBC Donoghue. We avoid trying to outguess the markets by dramatically lengthening or shortening the average maturity of the fund. Because of the "laddered" structure of maturities--issues coming due at regular intervals over the life of the portfolio--we have holdings maturing frequently and can adjust quickly should there be a sharp change in short-term interest rates.

ASSET SECTORS REPRESENTED IN THE PORTFOLIO

At the end of 1997 the assets in SBL Fund's Money Market Series consisted of 71% commercial paper, 11% federal agency securities, and 18% Small Business Administration issues. As of year-end, the commercial paper in the portfolio was entirely in the "top tier" of rating agency classifications, rated at least A1 by Standard and Poor's rating agency or P1 by Moody's Investor Services. The federal agency holdings at year end were primarily short-term securities issued by The Federal Home Loan Bank.

The Small Business Administration (SBA) issues are fully guaranteed by the federal government as to timely payment of both principal and interest. These issues, while bearing stated maturities in the twenty- to thirty-year range, are considered to be short maturity paper because their interest rates reset periodically (usually monthly or quarterly). This enables the issues to carry coupons representing recent market levels, staying competitive with other short-term investment options.

OUTLOOK FOR 1998

The interest rate outlook for short-term fixed income investments in 1998 is uncertain. Although the U.S. economy has exhibited several signs of strength in recent months, the Federal Reserve Open Market Committee may be reluctant to raise interest rates because the impact of the Asian crisis on the U.S. is as yet unknown. We will continue to monitor markets carefully, and will remain ready to adjust portfolio holdings as economic conditions warrant.

Fixed Income Team

Series C is neither insured nor guaranteed by the U.S. Government and does not maintain a stable net asset value of $1.00 per share.

                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                              1 Year    5 Years   10 Years
                             --------  ---------  ---------
Series C...................    5.2%      3.7%       5.9%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series D (Worldwide Equity Series)
February 15, 1998

[Lexington]  Subadvisor, Lexington Management Corporation
[  Logo   ]  Portfolio Managers, Richard Saler And Alan Wapnick

The year just completed was a disappointing one for investors in global markets. In a year in which the U.S. markets displayed returns in the 20% to 30% range, the Morgan Stanley World Index generated 14.17%. The Worldwide Equity Series, primarily because of its underweighting in the U.S. markets, returned 6.45% for the year.(1)

CONTRIBUTORS TO 1997 PERFORMANCE

The Series maintained a relatively light weighting of 22% in the U.S. stock market most of the year. The Morgan Stanley Capital International U.S. Index appreciated 33.4% over the same period. Our portfolio held an overweight position in European equities, which performed extremely well in local currencies, but saw the gains muted by the strong dollar.

Financial turmoil in Asia had a particularly damaging impact on cyclical stocks, of which the series had a high percentage. On a positive note, however, low weightings in Japan and in the emerging markets helped avoid sharp losses in those areas.

THE CURRENT INTERNATIONAL MARKET PICTURE

The current investment environment is quite volatile. The Asian contagion has not been resolved and the situation remains very serious, with many economies in the region likely to experience a depression in 1998. Compounding the problem is a weak Japanese economy, which is bordering on slipping into a recession. China, also very important, may see a sharp slowdown caused by its relatively strong currency and shrinking export markets.

The risks to global markets elsewhere have increased. Emerging markets around the world are now suffering from high real interest rates, which alone will slow these economies. The U.S. economy is likely to slow in 1998 for several reasons. The traded goods sector, representing over 20% of the economy, could slow due to the decrease in demand for our exports in Asia. Conversely, lower-cost foreign exports can be expected to flood the U.S., and may lead to greater protectionism in the U.S. Congress. Profits here are likely to disappoint as the economy slows and competition accelerates.

PLANS FOR THE PORTFOLIO IN 1998

The Series remains underweighted in U.S. equities as valuations are high and earnings are likely to disappoint. Europe continues to be attractive due to restructuring by the corporate sector, which will drive earnings even if sales growth is weak. However, European equities will be vulnerable to any sharp fall in U.S. stocks.

Sector selection will be especially important this year. The portfolio currently has a low cyclical weighting, as we expect world growth to slow and lead to profit downgrades. Favored industries are the more defensive ones such as utilities, foods and pharmaceuticals.

The economic outlook for Asia remains poor. However, there are many cheap stocks in Asia with large gains likely to come from this region for the next few years. Japanese stocks with strong balance sheets and trading at steep discounts to book value, look compelling. Therefore, weightings are likely to be increased in Japan and the rest of Asia over the next several months.

The international arena was a difficult environment in which to invest in 1997. Markets, however, can get oversold as well as overbought. Asia offers great value currently because sentiment is very negative. Now may be the time to look into this region and begin to buy.

Richard Saler
Portfolio Manager

Alan Wapnick
Portfolio Manager

Series D (Worldwide Equity Series)
February 15, 1998

                        SERIES D vs. MSCI WORLD INDEX AND
                        LEHMAN BROTHERS HIGH YIELD INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                                               Lehman Brothers
                               SBL Fund           MSCI World      High-Yield
   Date                        Series D             Index           Index
----------                    ----------         ----------    ---------------
12/31/1987 ...............    $10,000.00         $10,000.00      $ 10,000.00
03/31/1988 ...............     10,541.21          11,171.89        10,557.87
06/30/1988 ...............     10,492.00          11,077.45        10,809.61
09/30/1988 ...............     10,479.70          11,124.28        11,001.53
12/31/1988 ...............     10,492.00          12,395.08        11,252.98
03/31/1989 ...............     10,455.10          12,687.12        11,386.71
06/30/1989 ...............     10,504.31          12,525.06        11,800.91
09/30/1989 ...............     10,262.98          13,993.70        11,626.97
12/31/1989 ...............      9,560.23          14,526.22        11,346.83
03/31/1990 ...............      8,725.73          12,460.00        11,159.06
06/30/1990 ...............      8,798.93          13,484.07        11,629.88
09/30/1990 ...............      8,131.52          11,039.54        10,440.97
12/31/1990 ...............      7,387.21          12,126.27        10,258.61
03/31/1991 ...............      7,982.66          13,335.88        12,382.64
06/30/1991 ...............      7,740.76          12,902.16        13,295.77
09/30/1991 ...............      8,179.50          13,829.85        14,231.94
12/31/1991 ...............      8,328.61          14,427.43        14,996.65
03/31/1992 ...............      8,115.60          13,267.21        16,105.25
06/30/1992 ...............      8,243.41          13,525.04        16,584.50
09/30/1992 ...............      7,857.10          13,769.93        17,192.03
12/31/1992 ...............      8,116.12          13,754.40        17,358.85
03/31/1993 ...............      8,979.54          14,954.42        18,412.90
06/30/1993 ...............      9,432.84          15,881.69        19,188.79
09/30/1993 ...............     10,093.28          16,646.59        19,588.46
12/31/1993 ...............     10,676.84          16,935.64        20,329.07
03/31/1994 ...............     10,763.29          17,059.24        19,933.13
06/30/1994 ...............     10,957.80          17,592.00        19,868.89
09/30/1994 ...............     11,357.49          17,990.48        20,182.06
12/31/1994 ...............     10,968.09          17,880.95        20,123.41
03/31/1995 ...............     10,859.93          18,741.32        21,324.56
06/30/1995 ...............     11,162.79          19,565.59        22,622.32
09/30/1995 ...............     11,765.91          20,683.48        23,261.00
12/31/1995 ...............     12,159.57          21,692.56        23,981.88
03/31/1996 ...............     12,968.75          22,601.38        24,406.39
06/30/1996 ...............     13,690.45          23,282.36        24,811.08
09/30/1996 ...............     13,887.87          23,620.28        25,801.59
12/31/1996 ...............     14,283.34          24,728.66        26,703.36
03/31/1997 ...............     14,655.54          24,826.56        27,001.57
06/30/1997 ...............     16,097.84          28,592.22        28,256.36
09/30/1997 ...............     16,665.90          29,437.79        29,540.18
12/31/1997 ...............     15,204.85          28,741.41        30,113.29

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series D (Worldwide Equity Series) on December 31, 1987, and reflects the fees and expenses of Series D. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $15,205. By comparison, the same $10,000 investment would have grown to $28,741 based on the MSCI Index's performance.

For the period of December 31, 1985 through April 30, 1991, the investment objective of Series D was to seek high current income by investing primarily in higher yielding, higher risk debt securities. For this period the Lehman Brothers High yield index was the appropriate benchmark index. Effective May 1, 1991, the investment objective of Series D was changed to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. The appropriate benchmark index from that date is the Morgan Stanley Capital International World Index.

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

                              1 Year    5 Years   10 Years
                             --------  ---------  ---------
Series D....................   6.5%      13.4%       4.3%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series E (High Grade Income Series)
February 15, 1998

The High Grade Income Series completed a successful year in 1997, generating a total return of 10.03%, besting its Lipper peer group average of 9.16% and ranking in the top quartile of its peers.(1) The return for the Series was narrowly behind its benchmark, the Lehman Corporate Bond Index, which returned 10.23% for the year.

RESTRUCTURING STEPS IN 1997

After a disappointing first quarter, we took steps to restructure the portfolio with an overall emphasis on spreading the risk by sector and by size of individual holdings. The average quality in the high yield portion of the Series was upgraded, and issues providing a yield premium over Treasury bonds were sought.

During the fall months, yield spreads between Treasuries and corporate bond issues tightened considerably, reducing the attractiveness of corporates. When the reward for accepting a lower quality was minimal, we chose to buy Treasury issues instead. This helped overall performance in the fourth quarter, when Treasury bond prices increased dramatically as investors moved funds from Asian countries in a "flight to quality."

CURRENT PORTFOLIO STRUCTURE

We were fortunate to have eliminated our Asian exposure in mid-summer, selling such "Yankee bond" issues as Petronas, Bangkok Bank, and Malayan Bank before the Asian markets met disaster. (Yankee bonds are issues brought by foreign corporations, but denominated in dollars for U.S. investors.) We also sold issues in the troubled hospital care sector. We broadened our high yield position, emphasizing the better quality issues, in order to gain additional yield.

At the end of 1997 the portfolio consisted of 35% investment grade corporate bonds, 18% high yield issues, 17% Yankee bonds, 16% Treasuries, and 13% mortgage-backed securities, with the remaining 1% in cash. At year-end, the average duration of the Series was six years, with an overall mid-A credit quality average. Our target is to have no more than 2% of the assets invested in any one company, with high yield issues being 1% or less per name.

PLANS FOR THE YEAR AHEAD

We believe this formula of diversification by sector and security will serve us well in the volatile investment climate we expect in 1998. We will continue to look for areas in which we can upgrade credit quality and increase yield. If interest rates begin to reverse direction and move up, we will keep our portfolio average duration close to that of the benchmark index in order to reduce volatility. Our sizeable position in very liquid U.S. Treasury issues allows us to adjust quickly to changes in economic conditions.

We will continue to use the talents of our expanded analytical team to add value in the portfolio holdings. At this particular stage in the economic cycle, it is important to excel in individual security selection in order to compete with our peers.

Steven M. Bowser
Portfolio Manager

Series E (High Grade Income Series)
February 15, 1998

                          SERIES E vs. LEHMAN BROTHERS
                           GOVERNMENT/CORPORATE INDEX
                              AND LEHMAN BROTHERS
                              CORPORATE BOND INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                            Lehman Brothers
                                              Government/        Lehman Brothers
                               SBL Fund        Corporate            Corporate
   Date                        Series E          Index              Bond Index
----------                    ----------    ---------------      ---------------
12/31/1987 ...............    $10,000.00       $10,000.00          $ 10,000.00
03/31/1988 ...............     10,257.63        10,358.37            10,444.00
06/30/1988 ...............     10,381.68        10,460.48            10,560.00
09/30/1988 ...............     10,582.06        10,656.26            10,809.00
12/31/1988 ...............     10,725.19        10,758.79            10,922.00
03/31/1989 ...............     10,801.53        10,877.45            11,053.00
06/30/1989 ...............     11,679.39        11,752.34            11,928.00
09/30/1989 ...............     11,713.00        11,862.81            12,084.00
12/31/1989 ...............     12,001.45        12,290.81            12,461.00
03/31/1990 ...............     11,877.83        12,150.31            12,352.00
06/30/1990 ...............     12,372.31        12,588.32            12,834.00
09/30/1990 ...............     12,278.25        12,663.87            12,831.00
12/31/1990 ...............     12,804.93        13,310.04            13,340.00
03/31/1991 ...............     13,232.86        13,668.52            13,909.00
06/30/1991 ...............     13,463.28        13,875.41            14,186.00
09/30/1991 ...............     14,217.22        14,673.80            15,019.00
12/31/1991 ...............     14,976.56        15,456.34            15,811.00
03/31/1992 ...............     14,789.65        15,224.10            15,695.00
06/30/1992 ...............     15,350.39        15,842.07            16,377.00
09/30/1992 ...............     15,980.11        16,615.16            17,150.00
12/31/1992 ...............     16,091.34        16,627.38            17,184.00
03/31/1993 ...............     17,042.98        17,402.21            18,052.00
06/30/1993 ...............     17,636.21        17,925.31            18,655.00
09/30/1993 ...............     18,412.44        18,519.55            19,304.00
12/31/1993 ...............     18,123.11        18,466.25            19,275.00
03/31/1994 ...............     17,294.55        17,885.44            18,596.00
06/30/1994 ...............     16,781.63        17,664.34            18,303.00
09/30/1994 ...............     16,778.47        17,752.66            18,438.00
12/31/1994 ...............     16,866.32        17,818.04            18,518.00
03/31/1995 ...............     17,671.57        18,705.96            19,615.00
06/30/1995 ...............     18,564.66        19,918.73            21,074.00
09/30/1995 ...............     18,977.35        20,299.98            21,570.00
12/31/1995 ...............     20,004.00        21,246.06            22,636.00
03/31/1996 ...............     19,304.01        20,748.81            22,052.00
06/30/1996 ...............     19,304.01        20,846.26            22,150.00
09/30/1996 ...............     19,711.74        21,215.08            22,592.00
12/31/1996 ...............     19,860.67        21,863.44            23,379.00
03/31/1997 ...............     19,645.54        21,674.61            23,143.00
06/30/1997 ...............     20,406.87        22,461.92            24,098.00
09/30/1997 ...............     21,211.06        23,249.36            25,041.00
12/31/1997 ...............     21,853.28        23,995.88            25,771.00

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series E (High Grade Income Series) on December 31, 1987, and reflects the fees and expenses of Series E. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $21,853. By comparison, the same $10,000 investment would have grown to $23,996 based on the Lehman Brothers Government/Corporate Index's performance, and $25,771 based on the Lehman Brothers Corporate Bond Index.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                              1 Year    5 Years   10 Years
                             --------  ---------  ---------
Series E...................   10.0%      6.3%        8.1%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series J (Emerging Growth Series)
February 15, 1998

The Emerging Growth Series performed very well in 1997, returning 19.95% compared with the average return of 16.95% for its Lipper peer group of funds.(1) Although the large cap stocks were the stars of the year, midcaps made up substantial ground in the second half of 1997 after getting off to a slow start.

GROWTH VERSUS VALUE IN THE EARLY MONTHS

In the first quarter of 1997 the portfolio suffered from its emphasis on consistent-growth companies. During this period, when interest rates were rising and corporate earnings were uncertain, value stocks rather than growth companies were the strong performers. As we moved into the second quarter of the year, growth issues came back into favor regaining some ground that was lost earlier. During this time holdings in the portfolio such as Dell Computer, Franklin Resources, Inc. and State Street Research turned in strong performances.

CHANGES IN HOLDINGS LATE IN THE YEAR

As we moved through the second half of 1997 we sold some stocks which had high relative valuations and which had experienced significant insider selling. These included issues in the oil service industry as well as in retailing. The proceeds from these sales were reinvested in part in technology issues, as well as in some health care holdings. We also reduced our weighting in the finance sector, selling some of the brokerage firm holdings.

STYLE CHANGES GOING FORWARD

With a new portfolio manager come some gradual changes in management style. We anticipate that the size of the average company in the portfolio will decline as smaller companies will be considered. Most holdings will have market capitalizations within the range of $200 million to $5 billion. The number of holdings may decline as a weighting of 1.5% to 2% in each issue will be targeted.

While the primary emphasis in past months has been on companies with a growth orientation, going forward we plan to put slightly more weight on relative valuation when selecting holdings. The Series will still be a growth fund, but the value emphasis will skew selection toward "growth at a reasonable price."

We expect that total returns for the average stock in 1998 will move toward levels closer to historical averages, in the 8% to 10% range.

However, we believe opportunities remain more abundant in smaller to mid-capitalization issues. In a slowing economic environment, successful stock selection in this area of the market could produce far better returns.

James P. Schier
Portfolio Manager

Series J (Emerging Growth Series)
February 15, 1998

                            SERIES J vs. S&P MIDCAP

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                     SBL Fund                S&P
   Date                              Series J               Midcap
----------                          ----------            ----------
10/01/1992 ..................       $10,000.00            $10,000.00
12/31/1992 ..................        12,470.00             11,175.00
03/31/1993 ..................        13,040.00             11,541.00
06/30/1993 ..................        12,980.00             11,810.00
09/30/1993 ..................        13,811.04             12,405.00
12/31/1993 ..................        14,171.07             12,735.00
03/31/1994 ..................        13,190.99             12,252.00
06/30/1994 ..................        12,110.91             11,806.00
09/30/1994 ..................        13,267.95             12,605.00
12/31/1994 ..................        13,448.05             12,280.00
03/31/1995 ..................        13,858.30             13,285.00
06/30/1995 ..................        14,708.81             14,444.00
09/30/1995 ..................        16,489.88             15,853.00
12/31/1995 ..................        16,069.63             16,080.00
03/31/1996 ..................        17,270.35             17,070.00
06/30/1996 ..................        18,611.15             17,561.00
09/30/1996 ..................        19,073.06             18,071.00
12/31/1996 ..................        18,969.12             19,165.00
03/31/1997 ..................        17,472.38             18,881.00
06/30/1997 ..................        20,102.07             21,655.00
09/30/1997 ..................        23,179.99             25,137.00
12/31/1997 ..................        22,753.30             25,346.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series J (Emerging Growth Series) on October 1, 1992 (date of inception), and reflects the fees and expenses of Series J. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $22,753. By comparison, the same $10,000 investment would have grown to $25,346 based on the S&P Midcap Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                    1 Year         5 Years       Since Inception
                                                    (10-1-92)
                   -------        --------      ----------------
Series J.........   20.0%          12.8%              16.9%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series K (Global Aggressive Bond Series)
February 15, 1998

[Lexington]  [MFR]   Subadvisors, Mfr Advisors, Inc., and Lexington Management
[  Logo   ]  [Logo]  Corporation
                     Portfolio Managers, Maria Fiorini Ramirez and Denis Jamison

1997 was a mixed year for global bond investors. While interest rates fell in almost all developed countries, the Series' total return was limited by a strong U.S. dollar and widening yield spreads on emerging market debt relative to U.S. Treasury bonds due to the problems in southeast Asia.

PERFORMANCE OF THE GLOBAL AGGRESSIVE BOND SERIES

Despite the problems for the global bond sector, the Global Aggressive Bond Series returned 5.37% for the year, comparing favorably with the Lipper peer group average of 4.31%.(1) Performance was also very strong versus the benchmark Lehman Global Bond Index return of 1.04% for all of 1997.

OUTLOOK FOR EMERGING MARKETS

We expect 1998 to be a much better year for global bonds for a number of reasons. First, we believe that emerging market countries and companies will be evaluated more on an individual basis than being painted with the negative broad brush they received in 1997 due to the Asian crisis. Sound macroeconomic research and credit skills should be well rewarded in these markets. We continue to favor such countries as Greece, Hungary, Poland, and Mexico, because each has a relatively stable political framework and is headed in the right direction with fiscal and monetary policies.

Second, we believe that much of the good news that has propelled the U.S. dollar versus its European counterparts has now been factored into its value. This is supported by the fact that the U.S. dollar rose over 11% versus the Deutsche mark in the first half of 1997, but only 3% during the second half. For 1998 we forecast a further 3% to 5% rise in the U.S. dollar early in the new year, followed by a declining dollar as European growth accelerates and U.S. growth slows. Therefore, as opposed to 1997, we believe foreign currencies will be a positive for the total return of the Series in 1998.

BENEFITS OF THE ASIAN CRISIS

Finally, we expect inflation to remain subdued. Despite all the questions and uncertainties the Asian crisis has raised, one thing is fairly certain: the damage that the currency devaluations and resulting crisis have caused to the economies of Asia will benefit the rest of the world's inflation outlook in two ways. First, the Asian economies will slow dramatically and so will their demand for commodities. We are already seeing a slowing in the demand for oil from Asia. And second, many imported goods produced in Asia will be cheaper due to the dramatic decline in many Asian currencies. All in all, we look forward to a rewarding year for global bond markets in 1998.

Maria Fiorini Ramirez
Portfolio Manager

Denis Jamison
Portfolio Manager

Series K (Global Aggressive Bond Series)
February 15, 1998

                          SERIES K vs. LEHMAN BROTHERS
                               GLOBAL BOND INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                     SBL Fund           Lehman Brothers
   Date                              Series K          Global Bond Index
----------                          ----------         -----------------
06/01/1995 ..................       $10,000.00             $10,000.00
06/30/1995 ..................         9,960.00              10,069.00
09/30/1995 ..................        10,360.00              10,131.16
12/31/1995 ..................        10,761.06              10,521.00
03/31/1996 ..................        10,824.24              10,338.86
06/30/1996 ..................        11,182.24              10,428.48
09/30/1996 ..................        11,761.35              10,731.15
12/31/1996 ..................        12,234.12              11,059.48
03/31/1997 ..................        12,119.99              10,592.85
06/30/1997 ..................        12,530.84              10,885.08
09/30/1997 ..................        12,899.89              11,076.34
12/31/1997 ..................        12,890.97              11,173.42

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series K (Global Aggressive Bond Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series K. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $12,891. By comparison, the same $10,000 investment would have grown to $11,173 based on the Lehman Brothers Global Bond Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1997(1)

                                1 Year    Since Inception
                                             (6-1-95)
                              ---------  ----------------
Series K.....................    5.4%          10.3%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997, and in the absence of such waiver, the performance quoted would be reduced.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series M (Specialized Asset Allocation Series)
February 15, 1998

[Meridian]    Managed By Security Management Company
[  LOGO  ]    Research Provided By Meridian Investment Management Corporation

Relative to the S&P 500 most asset allocation portfolios have underperformed for the last three years. This was highlighted in 1997 when an Asian currency crisis, a strong dollar, and falling gold prices made the U.S. market a refuge for worried investors. Large capitalization U.S. stocks outperformed all other investment alternatives in 1997. Despite the turbulence in global financial markets and the recent dominance of U.S. stocks, we believe that active asset allocation remains a sound investment strategy. Active asset allocation offers investors risk reduction through diversification, as well as opportunities to access higher growth markets outside of the U.S.

PERFORMANCE IN 1997

The Specialized Asset Allocation Series returned 6.16% in 1997, relative to a Lipper peer group average of 11.55%.(1) As some of the investments within the Specialized Asset Allocation portfolio remain undervalued, we are very optimistic for 1998.

In 1997 the portfolio overweighted stock markets outside of the U.S. including Italy, Germany, Belgium, and Denmark. These four markets posted excellent local currency returns in 1997, and we continue to favor them. The Japanese market has also been emphasized in the Series. This market has been riddled by bad economic and political news; however, market valuations suggest that this bad news has now been factored into the price of stocks in Japan. Currently the Japanese market looks extremely undervalued, and we expect it to be a strong contributor to portfolio performance in the coming year.

THE PORTFOLIO HEDGING POLICY

The Specialized Asset Allocation Series is currently unhedged against foreign currency movements. Our research on currencies suggests that for the long-term investor the benefits of currency hedging are outweighed by the costs. During shorter periods of time, however, currency movements can have an adverse effect on a portfolio. In 1997 the returns of the Specialized Asset Allocation portfolio were hurt by a strong dollar, which appreciated approximately 15% versus most major currencies. As the dollar strengthens, returns earned in foreign markets are reduced to U.S. investors. In 1997 the strong dollar diminished the returns of the Series' portfolio by approximately 6%. Although we are disappointed with the strong dollar's impact on the Series in the short term, we are confident that our current strategy of not hedging foreign currencies is the best long-term policy for our shareholders.

LOOKING FORWARD INTO 1998

With interest rates low and declining in recent months, valuations for the U.S. market have improved. Leisure and technology stocks are currently our favorite groups in the U.S. market. The selloff in technology stocks in the fourth quarter of 1997 created good buying opportunities. This sector will likely be further emphasized in the portfolio in the coming months.

Despite better valuations due to lower interest rates, we expect above average volatility from the U.S. stock market in the coming year. Investors are beginning to question the longevity of the current bull market. This market volatility and associated investment environment should prove beneficial to asset allocation portfolios.

Patrick S. Boyle
Portfolio Manager

Series M (Specialized Asset Allocation Series)
February 15, 1998

                     SERIES M vs. BLENDED INDEX AND S&P 500

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                               SBL Fund                               Blended
   Date                        Series M            S&P 500             Index
----------                    ----------         ----------         ----------
06/01/1995 ...............    $10,000.00         $10,000.00         $10,000.00
06/30/1995 ...............     10,080.00          10,235.00          10,083.00
09/30/1995 ...............     10,490.00          11,049.00          10,607.00
12/31/1995 ...............     10,710.00          11,707.00          11,109.00
03/31/1996 ...............     11,140.00          12,343.00          11,445.00
06/30/1996 ...............     11,450.00          12,901.00          11,784.00
09/30/1996 ...............     11,605.27          13,295.00          12,052.00
12/31/1996 ...............     12,234.78          14,408.00          12,800.00
03/31/1997 ...............     12,275.39          14,785.00          12,909.00
06/30/1997 ...............     13,138.43          17,372.00          14,391.00
09/30/1997 ...............     13,865.47          18,679.00          15,084.00
12/31/1997 ...............     12,988.31          19,216.00          15,024.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series M (Specialized Asset Allocation Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series M. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $12,988. By comparison, the same $10,000 investment would have grown to $19,216 based on the S&P 500 Index's performance. Comparison is also made to a blended index of 40% S&P 500, 25% Financial Times World Index, 20% Lehman Brothers Aggregate Bond Index, 10% Wilshire Real Estate Securities Index and 5% 91-Day Treasury Bill Yield. The same $10,000 investment would have grown to $15,024 based on the blended index.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                          1 Year       Since Inception
                                          (6-1-95)
                         --------      ---------------
       Series M            6.2%             10.6%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             SHAREHOLDER'S MEETING

A special meeting of the shareholders of the Specialized Asset Allocation Series of SBL Fund was held on August 1, 1997. At this meeting, shareholders voted to approve a sub-advisory contract between SMC and Meridian Investment Management Corporation. The total number of eligible votes were 3,607,717. The results of the votes are as follows: 2,977,177 in favor, 514,926 against and 115,614 votes abstained.

Series N (Managed Asset Allocation Series)
February 15, 1998

[T.Rowe Price] Subadvisor, T. Rowe Price Associates, Inc.
[   Logo     ] Portfolio Manager, Ned Notzon

The Managed Asset Allocation Series returned 18.43% for the year ended December 31, 1997, near its Lipper peer group average return of 18.43%.(1) Unfortunately, the defensive posture of the Series earlier in the year and its foreign exposure caused the Series to underperform its weighted benchmark. This tailored benchmark, consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index, had a twelve-month total return of 23.62%.

A REVIEW OF THE MARKETS IN 1997

The domestic stock market was off to another stellar year until the mid-October currency crisis in Asia which affected many global markets, including the U.S. The U.S. stock market faltered a bit in the last quarter of 1997, but not enough to diminish a strong year overall. As measured by the S&P 500 Index, stocks gained 33.4% in 1997.

On the international front, 1997 ended on a disappointing note. The Japanese market suffered a loss of 23.6%, and other Asian markets declined even more steeply. On the brighter side, however, Europe and Latin America withstood the shock waves of the Asian crisis and enjoyed returns of 24.2% and 31.6% respectively. When measured as a whole, international markets in general were up a disappointing 2% as measured by the Morgan Stanley Capital International EAFE Index.

The problems in Asia benefited the U.S. Treasury bond market, however, as investors searched for safe, liquid investments. In general the domestic bond market enjoyed strong returns for the year. After the federal funds lending rate increase in March, interest rates were stable to decreasing the rest of the year, pushing bond prices up. As measured by the Lehman Brothers Aggregate Bond Index, the domestic bond market returned 9.7% for the year. International bonds, however, were weakened by both the Asian crisis and the subsequent strengthening of the U.S. dollar. The J.P. Morgan Non-U.S. Dollar World Government Bond Index lost 3.8% for the year.

PORTFOLIO HIGHLIGHTS

The sector exposures of the Series have changed slightly from last year. We added to our defensive posture throughout the year by decreasing the exposure to equity markets and increasing exposure to the bond markets or cash equivalents. We moved about 3.5% from stocks to bonds last year resulting in an allocation of 54.5% in stocks, 38% in bonds, and 7.5% in cash equivalents at year end. In the fourth quarter of 1997 this posture benefited the Series as bonds outperformed stocks.

Given that the equity market is at the higher end of several valuation measures, we have expected that stocks would moderate and earnings growth would slow. We believed the international exposure would add value to the Series since many foreign securities were undervalued.

OUTLOOK

The U.S. economy remains healthy. Growth is slowing a bit and inflation remains at low levels despite tight labor markets. The Federal Reserve is likely to stay on hold for awhile, especially in the wake of the Asian crisis. Both the stock and bond markets should fare well under these conditions. We expect the U.S. equity market to deliver positive returns in 1998, though not at the pace of the last few years. Overseas, however, there could be further turmoil or sharp rebounds. The uncertainty is sure to increase the volatility of markets around the world, including the U.S. However, the drop in international markets is also presenting buying opportunities at lower valuations. Based on the unpredictability of financial markets, we continue to believe that investors should maintain a long-term, diversified strategy as offered by the Managed Asset Allocation Series.

Edmund M. Notzon
Portfolio Manager

Series N (Managed Asset Allocation Series)
February 15, 1998

                  SERIES N vs. S&P 500 INDEX AND BLENDED INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                               SBL Fund                           Blended
   Date                        Series N            S&P 500         Index
----------                    ----------         ----------      ----------
06/01/1995 ...............    $10,000.00         $10,000.00      $10,000.00
06/30/1995 ...............    $10,070.00         $10,235.00      $10,170.00
09/30/1995 ...............     10,440.00          11,049.00       10,734.00
12/31/1995 ...............     10,730.00          11,707.00       11,302.00
03/31/1996 ...............     10,970.00          12,343.00       11,585.00
06/30/1996 ...............     11,160.00          12,901.00       11,925.00
09/30/1996 ...............     11,448.68          13,295.00       12,238.00
12/31/1996 ...............     12,103.18          14,408.00       13,001.00
03/31/1997 ...............     12,203.87          14,785.00       13,181.00
06/30/1997 ...............     13,512.87          17,372.00       14,741.00
09/30/1997 ...............     14,117.22          18,679.00       15,612.00
12/31/1997 ...............     14,334.09          19,216.00       16,073.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series N. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $14,334. By comparison, the same $10,000 investment would have grown to $19,216 based on the S&P 500 Index's performance. Comparison is also made to a blended index of 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index. The same $10,000 investment would have grown to $16,073 based on the blended index.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                               1 Year      Since Inception
                                               (6-1-95)
                             ---------    -----------------
Series N....................   18.4%             14.9%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series O (Equity Income Series)
February 15, 1998

[T.Rowe Price] Subadvisor, T. Rowe Price Associates, Inc.
[   Logo     ] Portfolio Manager, Brian C. Rogers

The U.S. equity markets performed well in 1997 as good corporate earnings results, continued low inflation, and a supportive interest rate environment provided ample fuel to feed the advance. The performance of stocks in the second half was particularly impressive in light of the market's October jitters and concern over the volatility of the Asian markets.

For the twelve months ended December 31, 1997, the Equity Income Series returned 28.40%, roughly in line with the 29.13% average return for its Lipper peer group. It trailed the S&P 500, which had a total return of 33.35%.(1)

THE MARKETS IN 1997

The past year was characterized by tremendous stock market volatility. Equities struggled in the first quarter, particularly in the small capitalization sector. Then prices rebounded sharply in the second and third quarters. The fourth quarter returned to a pattern of mixed results as weakness in October, culminating with the decline of 554 points for the Dow Jones Industrial Average on October 27, was more than offset by steady gains in November and December.

PORTFOLIO STRATEGY

In this volatile environment we tried to tune out as much short-term noise as possible by doing what we have always done in the Equity Income Series. We concentrate on identifying reasonably valued investment opportunities with attractive yields and price-to-earnings ratios, good upside potential, and limited downside risk.

No example demonstrates the fickle nature of investor behavior better than AT&T. Through the end of 1996, the price of AT&T's stock had languished for several years. The company's problems were analyzed in the media almost daily. Few Wall Street brokerage firms found anything positive to say about the firm or its shares, which in our opinion represented an attractive investment opportunity. Today new management is in place, investor sentiment has turned positive, and the stock price has rebounded strongly. We are naturally attracted to situations fraught with controversy like this one. As long as investor psychology ebbs and flows, there will be ample opportunities to uncover promising investment selections.

We executed a number of transactions over the last several months, adding major new holdings such as Norfolk Southern Corporation, Eastman Kodak Company, Olin Corporation, and PPG Industries, Inc. These companies, in our opinion, possess interesting valuation characteristics and the potential for price gains in the year ahead. The largest sales during the second half were securities whose prices had advanced to the point where we no longer felt comfortable with their relative valuations. One of the largest sales was Tambrands, which was acquired by Procter & Gamble last summer. Another acquisition related sale was ITT Corporation, which was being bought by Starwood Lodging at a significant premium to our cost.

Electric utility and telephone company stocks performed well in the last six months after a lengthy period of underperformance. Strong price appreciation in stocks such as Bell Atlantic Corporation, BellSouth Corporation, Baltimore Gas & Electric Company, and Unicom Corporation helped the Series' total return in the latter part of the year.

SUMMARY AND OUTLOOK

The equity market has provided investors with three unprecedented years of prosperity, culminating with the gains of the last six months, and the investment environment has been exceptionally conducive to good returns. As prices have advanced, the market's valuation appeal and likely near term upside potential have diminished.

We are mindful of how virtually impossible it is to make market predictions, and we never try to manage your portfolio based on someone else's market forecasts. However, we do question how long the "delinkage" between the underlying rate of corporate earnings and dividend growth and the more rapid advance of security prices can continue. The volatility we experienced in the ending weeks of 1997, due in part to the turmoil in Asia, is a reminder that investing entails risks that sometimes get in the way of positive returns. While our emphasis is solely on uncovering interesting investment values, we believe it is prudent to have more modest expectations for equity market performance in the year ahead.

Brian C. Rogers
Portfolio Manager

Series O (Equity Income Series)
February 15, 1998

                              SERIES O vs. S&P 500

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                    SBL Fund
   Date                             Series O                S&P 500
----------                         ----------             ----------
06/01/1995 ...............         $10,000.00             $10,000.00
06/30/1995 ...............         $10,060.00             $10,235.00
09/30/1995 ...............          10,790.00              11,049.00
12/31/1995 ...............          11,700.00              11,707.00
03/31/1996 ...............          12,270.00              12,343.00
06/30/1996 ...............          12,630.00              12,901.00
09/30/1996 ...............          13,082.68              13,295.00
12/31/1996 ...............          14,044.54              14,408.00
03/31/1997 ...............          14,445.53              14,785.00
06/30/1997 ...............          16,079.54              17,372.00
09/30/1997 ...............          17,337.60              18,679.00
12/31/1997 ...............          18,033.56              19,216.00

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series O. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $18,034. By comparison, the same $10,000 investment would have grown to $19,216 based on the S&P 500 Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                           1 Year    Since Inception
                                       (6-1-95)
                          --------   ---------------
Series O.................  28.4%         25.6%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series P (High Yield Series)
February 15, 1998

The year just completed was an excellent one for the high yield bond markets. Declining interest rates helped generate record inflows of cash into high yield funds. Buyers such as pension funds, insurance companies, and other investment grade bond buyers moved to the high yield markets in their search for greater returns.

PORTFOLIO PERFORMANCE IN 1997

The High Yield Series of the SBL Fund produced a total return of 13.37% for the year, outperforming the 12.76% return of the benchmark Lehman High Yield Index and staying very close to the 13.41% average yield of its Lipper peer group.(1) Although our emphasis on the upper tier of ratings within the high yield universe may subtract modestly from the portfolio's overall return in periods of strong bond market performance, we believe that the incremental reduction in risk justifies the practice.

CONTRIBUTORS TO STRONG PERFORMANCE

Contributing positively to total return, our overweighting in media, finance, and textile issues served us well. Our media holdings such as Cablevision Systems Corporation, Comcast Corporation, and Adelphia Communications Corporation turned in strong performances. Finance industry bonds including Dollar Financial Group, Inc. and Salomon, Inc. were beneficiaries of falling interest rates. The textile industry overall was a performance laggard, but our holdings in Westpoint Stevens, Pillowtex Corporation, and Dyersburg Corporation bucked the trend and contributed strongly to the portfolio's total return.

Throughout the year we had no direct investment in bonds issued by the governments of emerging market countries nor of corporations located in those regions. In the latter half of the year those issues declined rapidly in value as the problems in southeast Asian countries erupted. The portfolio also was underweighted in bonds of companies operating in the basic industry arenas such as paper and chemicals. These sectors suffered as commodity prices fell in the third and fourth quarters of 1997.

The cash holdings in the portfolio increased as we approached year end, reflecting the overall market's experience of greater cash inflows. We are putting this money to work carefully, as opportunities to select undervalued issues arise. One area in which we have begun building a position is the homebuilding industry, with names such as Toll Brothers, Inc. and Hovnanian Enterprises. This industry is experiencing increasing strength as interest rates on home mortgage loans decline.

OUTLOOK FOR 1998

Our outlook for the high yield bond market for the year ahead is positive. Declining interest rates make the high yield bond market appealing for fixed income investors as they search for greater yield than that provided by investment-grade issues. The high yield bond market frequently exhibits lower volatility than the stock markets, which may attract equity investors to the arena as well.

Continuing economic stability in the U.S. should keep defaults in high yield bond issues at or below their historical averages. Individual selection in this market remains very important, however, in order to reduce risk. We have expanded our fixed income analytical staff to aid in research in the high yield market and will continue to use their abilities to the fullest extent to select the more creditworthy names for the portfolio.

David Eshnaur
Portfolio Manager

Tom Swank
Portfolio Manager

Series P (High Yield Series)
February 15, 1998

                 SERIES P vs. LEHMAN BROTHERS HIGH YIELD INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                    SBL Fund
   Date                             Series P                S&P 500
----------                         ----------             ----------
08/05/1996 ...............         $10,000.00             $10,000.00
08/31/1996 ...............          10,013.33              10,108.00
09/30/1996 ...............          10,246.66              10,352.00
10/31/1996 ...............          10,320.00              10,431.00
11/30/1996 ...............          10,526.66              10,637.00
12/31/1996 ...............          10,660.00              10,713.00
01/31/1997 ...............          10,773.33              10,818.00
02/28/1997 ...............          10,960.00              10,997.00
03/31/1997 ...............          10,846.67              10,833.00
04/30/1997 ...............          10,906.67              10,947.00
05/31/1997 ...............          11,126.67              11,181.00
06/30/1997 ...............          11,320.00              11,336.00
07/31/1997 ...............          11,540.00              11,648.00
08/31/1997 ...............          11,580.00              11,621.00
09/30/1997 ...............          11,754.45              11,852.00
10/31/1997 ...............          11,816.21              11,862.00
11/30/1997 ...............          11,932.86              11,976.00
12/31/1997 ...............          12,076.72              12,081.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series P (High Yield Series) on August 5, 1996 (date of inception), and reflects the fees and expenses of Series P. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $12,077. By comparison, the same $10,000 investment would have grown to $12,081 based on the Lehman Brothers High Yield Index.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                                1 Year         Since Inception
                                                  (8-5-96)
                               -------         ---------------
Series P.....................   12.4%               14.3%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997, and in the absence of such waiver the performance quoted would be reduced.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series S (Social Awareness Series)
February 15, 1998

The Social Awareness Series turned in a strong performance in 1997, generating a total return of 22.65% for its investors, just slightly below the 24.84% average of its Lipper peer group.(1) The Series has experienced rapid growth this year as more investors have been attracted to socially conscious investing. A study done recently by the Social Investment Forum showed that the social market grew from about $639 billion in 1995 to over $1.185 trillion in 1997.

A LOOK BACK AT 1997

The Social Awareness Series struggled early in the year, as performance of large-cap stocks was much stronger than that of the mid- and small-cap issues. The Series' overweighting in the smaller names hurt throughout the first quarter because of this. A shift in March to larger cap names turned performance around. Over the second half of the year the portfolio performed in line with its peer group, nearly overcoming the damage done in the first quarter.

CONTRIBUTORS TO POSITIVE PERFORMANCE

The communications services sector was the best performing industry represented in the portfolio in 1997. Many companies in this field had underperformed the general market averages for the past two years, and had low relative valuations combined with good earnings prospects. Such names as Sprint Corporation, AT&T Corporation, and Ameritech Corporation stood out with strong upside movements in their stock prices. For most of the year we maintained about a 2% weighting in this sector of the market, and increased the representation to nearly 8% during the fourth quarter.

As interest rates declined during the second half of the year, the financial sector also made steady gains. Many companies in this industry were reaping the benefits as well from consolidation and cost cutting efforts that had been underway for some time. Our focus on regional banks, multi-line insurance companies, and diversified financial companies protected us from the late-year selloff in money center banks as the southeast Asian crisis raised questions about their earnings prospects.

THOUGHTS ABOUT THE YEAR AHEAD

We expect 1998 to be a more difficult year in terms of total return on stocks. The past three years have been exceptionally strong; total returns are now more likely to fall back to historical averages in the 8% to 10% range in our view. Corporate profits may be reduced by the impact on sales of the weak Asian economies, the strong U.S. dollar, inventory overstocks, and excess capacity.

Because of the potential for these problems, we plan to take a more defensive posture as we enter 1998. We will be selecting those quality larger-cap names which have a higher degree of liquidity and which are domestically oriented in their revenue streams. We actively seek companies with consistent earnings records that are growing faster than the S&P 500 average. We expect that the second half of the year will be better, once earnings estimates have been fully adjusted for the problems mentioned above. We will monitor the markets carefully and adjust portfolio holdings as market conditions warrant.

Cindy Shields
Portfolio Manager

Series S (Social Awareness Series)
February 15, 1998

                  SERIES S vs. S&P 500 AND DOMINI SOCIAL INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                               SBL Fund     Domini Social
   Date                        Series S         Index            S&P 500
----------                    ----------    -------------      ----------
05/01/1991 ...............    $10,000.00      $ 10,000.00      $10,000.00
06/30/1991 ...............      9,560.00         9,906.93        9,951.00
09/30/1991 ...............     10,330.00        10,596.63       10,487.00
12/31/1991 ...............     10,550.00        11,697.27       11,364.00
03/31/1992 ...............     11,130.00        10,473.58       11,074.00
06/30/1992 ...............     10,050.00        11,463.42       11,292.00
09/30/1992 ...............     10,230.90        12,077.81       11,642.00
12/31/1992 ...............     12,275.07        13,111.45       12,236.00
03/31/1993 ...............     12,184.89        13,705.57       12,760.00
06/30/1993 ...............     12,525.59        13,507.89       12,826.00
09/30/1993 ...............     13,479.82        13,982.35       13,154.00
12/31/1993 ...............     13,730.56        14,230.82       13,458.00
03/31/1994 ...............     13,319.35        13,695.55       12,945.00
06/30/1994 ...............     12,807.84        13,678.17       12,997.00
09/30/1994 ...............     13,294.67        14,307.87       13,637.00
12/31/1994 ...............     13,213,17        14,255.71       13,634.00
03/31/1995 ...............     13,997.60        15,722.26       14,961.00
06/30/1995 ...............     15,026.54        17,276.28       16,381.00
09/30/1995 ...............     16,571.69        18,652.28       17,683.00
12/31/1995 ...............     16,878.77        19,704.04       18,737.00
03/31/1996 ...............     18,025.17        20,719.75       19,755.00
06/30/1996 ...............     19,366.05        21,686.75       20,647.00
09/30/1996 ...............     20,287.00        22,584.65       21,279.00
12/31/1996 ...............     20,055.75        24,375.58       23,060.00
03/31/1997 ...............     19,277.90        25,206.04       23,664.00
06/30/1997 ...............     22,263.14        29,697.51       27,803.00
09/30/1997 ...............     24,001.61        32,190.95       29,895.00
12/31/1997 ...............     24,598.61        33,700.55       30,755.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series S (Social Awareness Series) on May 1, 1991 (date of inception), and reflects the fees and expenses of Series S. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $24,599. By comparison, the same $10,000 investment would have grown to $30,755 based on the S&P 500 Index's performance and $33,701 based on the Domini Social Index.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                                 1 Year    5 Year   Since Inception
                                                      (5-1-91)
                                 ------   -------   ---------------
Series S.....................     22.7%    14.9%         14.4%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series V (Value Series)
February 15, 1998

The Value Series turned in an excellent performance in 1997 even though it existed only for part of the year. Since its inception May 1, the Series generated a total return of 31.3%, ranking in the top 5% of its Lipper peer group, which in contrast achieved a 21.49% return for the full year.1 An emphasis on small-cap and midsize companies early in its existence got the portfolio off to a strong start.

INVESTMENT STRATEGIES THAT HELPED

We used a "barbell" approach to market sectors to help keep the Series' return stable through changes in performance of various market-cap groups during the year. An overweighting in technology and health, combined with an overweighting in the utility sector, generated steady returns. Early in the life of the Series the midcap stocks, which included many of the technology and health companies which we owned, were the strong performers. Late in the year these industries weakened and the utility sector became a star.

Among the technology stocks we owned were Tandem Computers, which nearly doubled in value after being bought by Compaq Computers in mid year. Computer Sciences Corporation had excellent performance in the second half of the year as investor psychology shifted to favor steady growth technology names. In the health care area Mylan Laboratories, Inc., the largest producer of generic drugs in the U.S., overcame the markets' perception that competition in the generic pharmaceuticals industry would erode earnings.

CHANGES LATE IN THE YEAR

The utility sector experienced a strong rally in the fourth quarter as bonds strengthened and interest rates fell. We took advantage of the upswing in utility stock prices to realize gains in many issues we held, and brought this sector weighting down almost to zero. We put the proceeds from these sales largely into the technology software industry, buying undervalued companies such as Comverse Technology, Inc., a manufacturer of voice messaging systems. Another purchase in this area was Rational Software Corporation, manufacturer of programs used in the design of software tools. Rational Software had completed several acquisitions recently, depressing its stock price. A third name we added was Electronics For Imaging, Inc., maker of products used in communication between computers and printers. We purchased this stock at a price of $13; at the time of purchase the company was holding nearly $6 per share in cash.

PLANS FOR 1998

The stock selection process in the Value Series is a "bottom-up" approach; that is, first consideration is given to the fundamentals of a company and the price of its stock. It is becoming more difficult to find undervalued companies that have the potential to grow at a rate that exceeds general market expectations. This can in part be explained from a "top down" perspective. In a disinflationary environment such as we believe will exist in 1998, corporations will have greater difficulty increasing revenues and will be forced to rely more extensively on cost cutting or margin expansion to meet bottom line goals.

From a "bottom-up" perspective, however, many companies--especially larger ones--have been boosting profitability dramatically over the last ten years. It remains to be seen how much more can be done in this endeavor as clearly those companies that have gone a long way to exhausting easy cost reduction opportunities may be at a severe disadvantage in the stock market for 1998.

James P. Schier
Portfolio Manager

Series V (Value Series)
February 15, 1998

                   SERIES V vs. S&P 500 AND BARRA VALUE INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                               SBL Fund     BARRA Value
   Date                        Series V        Index         S&P 500
----------                    ----------    -----------     ----------
05/01/1997 ...............    $10,000.00    $ 10,000.00     $10,000.00
06/30/1997 ...............     11,140.00      10,980.00      11,087.00
09/30/1997 ...............     13,030.00      11,922.00      11,922.00
12/31/1997 ...............     13,130.00      12,125.00      12,264.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series V (Value Series) on May 1, 1997 (date of inception), and reflects the fees and expenses of Series V. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $13,130. By comparison, the same $10,000 investment would have grown to $12,264 based on the S&P 500, and $12,125 based on the BARRA Value index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                                  Since Inception
                                     (5-1-97)
                                  ---------------
Series V.......................       31.3%*

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver the performance quoted would be reduced.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

     * Total return has not been annualized.

Series X (Small Cap Series)
February 15, 1998

Moderate economic growth, low unemployment and inflation, and strong corporate earnings set the stage for the market's strong gains in 1997. However, the so-called Asian flu, which began with Thailand's devaluation of its currency last summer and ballooned into a regionwide crisis, rattled the financial markets here and abroad creating a wave of market volatility throughout the fourth quarter.

PERFORMANCE OF THE SERIES SINCE INCEPTION

The performance of the Small Cap Series benefited from its holdings in sectors oriented to the domestic economy as the stocks of U.S. media companies, regional banks, and retailers outperformed other parts of the market. Although we reduced our holdings in companies with southeast Asian exposure, the Series was nonetheless negatively impacted as investor concern led to sharp selloffs in small- and mid-cap stocks and in much of the technology and energy sectors. As a result, as of December 31, 1997, the Small Cap Series was off -4.00% since its inception date of October 15, 1997, as compared to the Russell 2000 Growth Funds Index, which returned -10.34% for the same time period.(1)

1998 OUTLOOK

What do we expect in the months ahead? We anticipate that during 1998 the market will benefit from continued economic growth, modest inflationary pressure and stable interest rates. Concerns about market instability in Asia could create additional volatility, particularly as currency devaluations abroad make U.S. products and services much more expensive for Asian buyers. The degree to which U.S. companies will be impacted is uncertain, but we may see some earnings growth held back by reduced demand from abroad. Therefore, we have sold companies that have risk to earnings from overseas. We have preferred to invest in small companies that do most of their business in the U.S. and benefit from the strong position of the U.S. consumer, which includes lower interest rates and cheaper foreign goods.

While we are cautious for the near term, we remain bullish over the long run, and expect to see attractive but modest gains ahead for the market. With stock market returns returning to more "normal" ranges, savvy stock selection will become even more important. As a result, we will continue to look carefully at the fundamentals and valuations of all our companies.

Ronald C. Ognar
Portfolio Manager

Series X (Small Cap Series)
February 15, 1998

                  SERIES X vs. RUSSELL 200 GROWTH FUNDS INDEX
                             AND RUSSELL 2000 INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                            Russell 2000
                               SBL Fund     Growth Funds    Russell 2000
   Date                        Series X        Index            Index
----------                    ----------    ------------    ------------
10/15/1997 ...............    $10,000.00     $ 10,000.00     $ 10,000.00
10/31/1997 ...............      9,700.00        9,180,00        9,363.00
11/30/1997 ...............      9,480.00        8,962.00        9,291.00
12/31/1997 ...............      9,580.00        8,967.00        9,444.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Series) on October 15, 1997 (date of inception), and reflects the fees and expenses of Series X. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $9,580. By comparison, the same $10,000 investment would have been $8,967 based on the Russell 2000 Growth Funds Index, and $9,444 based on the Russell 2000 Index.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                                Since Inception
                                  (10-15-97)
                                ---------------
Series X......................     -4.00%*

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The Investment Manager waived its advisory fee for the period ended December 31, 1997 and in the absence of such waiver the performance quoted would be reduced.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     * Total return has not been annualized.

Schedule of Investments
December 31, 1997

SERIES A (Growth)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                Market
COMMON STOCKS                                                                                       of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
ALUMINUM - 1.1%
Aluminum Company of America ........................................................                  150,000            $10,556,250

AUTOMOBILES - 1.1%
Chrysler Corporation ...............................................................                  300,000             10,556,250

BANKS - MAJOR REGIONAL - 4.2%
Bank of New York Company, Inc. .....................................................                  200,000             11,562,500
Northern Trust Corporation .........................................................                  200,000             13,950,000
Norwest Corporation ................................................................                  240,000              9,270,000
Wells Fargo & Company ..............................................................                   20,000              6,788,750
                                                                                                                          ----------
                                                                                                                          41,571,250
BANKS - MONEY CENTER - 2.0%
BankAmerica Corporation ............................................................                  100,000              7,300,000
Chase Manhattan Corporation ........................................................                  120,000             13,140,000
                                                                                                                          ----------
                                                                                                                          20,440,000
BEVERAGES - SOFT DRINK - 1.1%
PepsiCo, Inc. ......................................................................                  300,000             10,931,250

CHEMICALS - BASIC - 2.8%
du Pont (E.I.) de Nemours & Company ................................................                  150,000              9,009,375
Imperial Chemical Industries PLC ADR ...............................................                  140,000              9,091,250
Praxair, Inc. ......................................................................                  225,000             10,125,000
                                                                                                                          ----------
                                                                                                                          28,225,625
CHEMICALS - DIVERSIFED - 0.8%
B.F. Goodrich Company ..............................................................                  200,000              8,287,500

COMPUTER HARDWARE - 1.3%
Compaq Computer Corporation ........................................................                   45,000              2,539,688
International Business Machines Corporation ........................................                  100,000             10,456,250
                                                                                                                          ----------
                                                                                                                          12,995,938
COMPUTERS - NETWORKING - 0.8%
Cisco Systems, Inc.* ...............................................................                  150,000              8,362,500

COMPUTER SOFTWARE/SERVICES - 3.1%
BMC Software, Inc.* ................................................................                  150,000              9,843,750
Computer Sciences Corporation* .....................................................                  100,000              8,350,000
Microsoft Corporation* .............................................................                  100,000             12,925,000
Wang Laboratories, Inc. Warrants ...................................................                      639                  4,393
                                                                                                                          ----------
                                                                                                                         31,123,143
ELECTRICAL EQUIPMENT - 2.5%
Emerson Electric Company ...........................................................                  180,000             10,158,750
General Electric Company ...........................................................                  200,000             14,675,000
                                                                                                                          ----------
                                                                                                                          24,833,750
ELECTRONICS - INSTRUMENTATION - 0.9%
Perkin-Elmer Corporation ...........................................................                  120,000              8,527,500

ELECTRONICS - SEMICONDUCTORS - 0.7%
Intel Corporation ..................................................................                  100,000             $7,025,000

EQUIPMENT - SEMICONDUCTORS - 0.3%
Teradyne, Inc.* ....................................................................                   80,000              2,560,000

FINANCIAL - DIVERSE - 2.6%
Fannie Mae .........................................................................                  240,000             13,695,000
Federal Home Loan Mortgage Corporation .............................................                  300,000             12,581,250
                                                                                                                          ----------
                                                                                                                          26,276,250
FOODS - 2.5%
ConAgra, Inc. ......................................................................                  360,000             11,812,500
CPC International, Inc. ............................................................                  120,000             12,930,000
                                                                                                                          ----------
                                                                                                                          24,742,500
GAMING & LOTTERY - 0.8%
Circus Circus Enterprises, Inc.* ...................................................                  400,000              8,200,000

HEALTH CARE - DIVERSE - 2.9%
American Home Production Corporation ...............................................                  150,000             11,475,000
Bristol-Myers Squibb Company .......................................................                  180,000             17,032,500
                                                                                                                          ----------
                                                                                                                          28,507,500
HOUSEHOLD FURNISHINGS & APPLIANCES - 1.8%
Leggett & Platt, Inc. ..............................................................                  260,000             10,887,500
Sunbeam Corporation ................................................................                  160,000              6,740,000
                                                                                                                          ----------
                                                                                                                          17,627,500
HOUSEHOLD PRODUCTS - 4.5%
Colgate-Palmolive Company ..........................................................                  150,000             11,025,000
Dial Corporation ...................................................................                  600,000             12,487,500
Fort James Corporation .............................................................                  250,000              9,562,500
Procter & Gamble Company ...........................................................                  150,000             11,971,875
                                                                                                                          ----------
                                                                                                                          45,046,875
INSURANCE - LIFE/HEALTH - 1.2%
Equitable Companies, Inc. ..........................................................                  250,000             12,437,500

INSURANCE - MULTI-LINE - 3.3%
American International Group, Inc. .................................................                  112,500             12,234,375
Hartford Financial Services Group, Inc. ............................................                  100,000              9,356,250
Lincoln National Corporation .......................................................                  150,000             11,718,750
                                                                                                                          ----------
                                                                                                                          33,309,375
INSURANCE - PROPERTY - 2.8%
Allstate Corporation ...............................................................                  175,000             15,903,125
Chubb Corporation ..................................................................                  160,000             12,100,000
                                                                                                                          ----------
                                                                                                                          28,003,125
LODGING - HOTELS - 1.3%
Carnival Corporation (CI. A) .......................................................                  240,000             13,290,000

                            See accompanying notes.

                                       29

Schedule of Investments
December 31, 1997

SERIES A (Growth)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                Market
COMMON STOCKS (Continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 8.0%
AlliedSignal, Inc. .................................................................                  320,000            $12,460,000
Cooper Industries, Inc. ............................................................                  120,000              5,880,000
Crane Company ......................................................................                  225,000              9,759,375
Textron, Inc. ......................................................................                  165,000             10,312,500
Tyco International, Ltd. ...........................................................                  370,000             16,673,125
U.S. Industries, Inc. ..............................................................                  525,000             15,815,625
United Technologies Corporation ....................................................                  130,000              9,465,625
                                                                                                                          ----------
                                                                                                                          80,366,250
MANUFACTURING - SPECIALIZED - 0.7%
U.S. Filter Corporation* ...........................................................                  225,000              6,735,937

MEDICAL PRODUCTS & SUPPLIES - 3.4%
Baxter International, Inc. .........................................................                  200,000             10,087,500
Becton, Dickinson & Company ........................................................                  200,000             10,000,000
Medtronic, Inc. ....................................................................                  220,000             11,508,750
Stryker Corporation ................................................................                   50,000              1,862,500
                                                                                                                          ----------
                                                                                                                          33,458,750
NATURAL GAS - 1.1%
Coastal Corporation ................................................................                  170,000             10,529,375

OFFICE EQUIPMENT & SUPPLIES - 0.8%
Corporate Express, Inc.* ...........................................................                  600,000              7,725,000

OIL & GAS - DRILLING & EQUIPMENT - 1.0%
Halliburton Company ................................................................                   40,000              2,077,500
Schlumberger, Ltd. .................................................................                  100,000              8,050,000
                                                                                                                          ----------
                                                                                                                          10,127,500
OIL & GAS - EXPLORATION & PRODUCTION - 1.4%
Burlington Resources, Inc. .........................................................                  259,250             11,617,641
YPF Sociedad Anonima ADR ...........................................................                   70,000              2,393,125
                                                                                                                          ----------
                                                                                                                          14,010,766
OIL - INTERNATIONAL - 3.3%
Mobil Corporation ..................................................................                  160,000             11,550,000
Royal Dutch Petroleum Company ......................................................                  200,000             10,837,500
Texaco, Inc. .......................................................................                  200,000             10,875,000
                                                                                                                          ----------
                                                                                                                          33,262,500
PERSONAL CARE - 1.0%
Gillette Company ...................................................................                  100,000             10,043,750

PHARMACEUTICALS - 3.9%
Elan Corporation PLC ADR* ..........................................................                  200,000             10,237,500
Schering-Plough Corporation ........................................................                  240,000             14,910,000
SmithKline Beecham PLC ADR .........................................................                  200,000             10,287,500
Teva Pharmaceuticals Industries,
Ltd. ADR ...........................................................................                   75,000              3,548,437
                                                                                                                          ----------
                                                                                                                          38,983,437
PHOTOGRAPHY/IMAGING - 0.9%
Xerox Corporation ..................................................................                  125,000              9,226,563

PUBLISHING - 1.1%
McGraw-Hill Companies, Inc. ........................................................                  150,000            $11,100,000

PUBLISHING - NEWSPAPER - 2.2%
Gannett Company, Inc. ..............................................................                  180,000             11,126,250
Tribune Company ....................................................................                  180,000             11,205,000
                                                                                                                          ----------
                                                                                                                          22,331,250
RAILROADS - 1.1%
Canadian Pacific, Ltd. .............................................................                  400,000             10,900,000

RETAIL - APPAREL - 0.9%
TJX Companies, Inc. ................................................................                  270,000              9,281,250

RETAIL - BUILDING SUPPLIES - 1.2%
Home Depot, Inc. ...................................................................                   45,000              2,649,375
Sherwin-Williams Company ...........................................................                  350,000              9,712,500
                                                                                                                          ----------
                                                                                                                          12,361,875
RETAIL - DEPARTMENT STORES - 2.0%
Federated Department Stores, Inc.* .................................................                  200,000              8,612,500
Proffitt's, Inc.* ..................................................................                  400,000             11,375,000
                                                                                                                          ----------
                                                                                                                          19,987,500
RETAIL - DRUG STORES - 2.2%
Rite Aid Corporation ...............................................................                  200,000             11,737,500
Walgreen Company ...................................................................                  320,000             10,040,000
                                                                                                                          ----------
                                                                                                                          21,777,500
RETAIL - FOOD CHAINS - 1.1%
Safeway, Inc.* .....................................................................                  170,000             10,752,500

RETAIL - GENERAL MERCHANDISE - 0.5%
Dayton Hudson Corporation ..........................................................                   80,000              5,400,000

RETAIL - SPECIALTY - 2.8%
Payless ShoeSource, Inc.* ..........................................................                  225,000             15,103,125
Staples, Inc.* .....................................................................                  300,000              8,325,000
Woolworth Corporation ..............................................................                  215,000              4,380,625
                                                                                                                          ----------
                                                                                                                          27,808,750
SERVICES - ADVERTISING/MARKETING - 1.7%
Omnicom Group, Inc. ................................................................                  400,000             16,950,000

SERVICES - COMMERCIAL & CONSUMER - 0.3%
Viad Corporation ...................................................................                  160,000              3,090,000

TELECOMMUNICATIONS - LONG DISTANCE - 1.2%
LCI International, Inc.* ...........................................................                  400,000             12,300,000

WASTE MANAGEMENT - 1.0%
Republic Industries, Inc.* .........................................................                  300,000              6,993,750
U.S.A. Waste Service, Inc.* ........................................................                   80,000              3,140,000
                                                                                                                         -----------
                                                                                                                          10,133,750
                                                                                                                         -----------
Total common stocks - 91.2% .................................................................................            912,080,784

                            See accompanying notes.

                                       30

Schedule Of Investments
December 31, 1997

SERIES A (Growth)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Principal
                                                                                                     Amount or
                                                                                                      Number                Market
COMMERICAL PAPER                                                                                     of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
Bay State Gas Company, 6.025% - 1-08-98 ............................................             $  2,000,000             $1,997,657
Central Louisiana Electric Company, Inc., 5.725% - 1-12-98 .........................             $    760,000                758,670
Fluor Corporation,
     6.125% - 1-06-98 ..............................................................             $  1,000,000                999,149
     6.175% - 1-06-98 ..............................................................             $  1,000,000                999,143
Merrill Lynch & Company, Inc. 5.605% - 2-06-98 .....................................             $    650,000                646,357
PHH Corporation, 5.875% - 1-30-98 ..................................................             $    170,000                169,195
The Walt Disney Company 6.075% - 1-02-98 ...........................................             $    500,000                499,916
Winn-Dixie Stores, Inc., 6.175% - 1-06-98 ..........................................             $  2,100,000              2,098,199
                                                                                                                        ------------
Total commercial paper - 0.8% ...............................................................................              8,168,286
                                                                                                                        ------------
Total investments - 92.0% ...................................................................................            920,249,070
Cash and other assets, less liabilities - 8.0% ..............................................................             79,679,897
                                                                                                                        ------------
     Total net assets - 100.0% ..............................................................................           $999,928,967
                                                                                                                        ============
SERIES B (Growth-Income)
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS
----------------
BANKING AND CREDIT - 0.6%
California Federal Bank, 11.50% ....................................................                   60,000             $6,780,000

CABLE TELEVISION - 0.2%
Cablevision Systems Corporation ....................................................                   20,739              2,385,008

PUBLISHING - 0.2%
Primedia, Inc., 10.0% ..............................................................                   30,000              3,157,500
                                                                                                                          ----------
     Total preferred stocks - 1.0% ..........................................................................             12,322,508

TRUST PREFERRED SECURITIES(8)
-----------------------------
FINANCE - 0.3%
S I Financing, Inc. ................................................................                  134,000              3,618,000

CORPORATE BONDS
---------------
AEROSPACE/DEFENSE - 0.0%
Burke Industries, Inc., 10.0% - 2007 ...............................................             $    350,000                363,125

BANKS & CREDIT - 0.1%
Bay View Capital Corporation, 9.125% - 2007 ........................................             $    750,000                770,625

BROADCAST MEDIA - 0.1%
Allbritton Communications Company, 9.75% - 2007 ....................................             $    950,000             $  971,375

BUILDING MATERIALS - 0.3%
Sequa Corporation, 9.375% - 2003 ...................................................                3,000,000              3,127,500

BUSINESS SERVICES - 0.1%
Heritage Media Corporation, 8.75% - 2006 ...........................................                1,200,000              1,284,000

CABLE SYSTEMS - 0.2%
Rogers Cablesystems Ltd., 9.625% - 2002 ............................................                2,000,000              2,125,000

CHEMICALS - 0.3%
Envirodyne Industries, Inc., 12.00% - 2000 .........................................                3,500,000              3,749,375

COAL MINING - 0.1%
AEI Holding Company, 10.0% - 2007 ..................................................                1,500,000              1,537,500

COMMUNICATIONS - 0.5%
CF Cable TV, Inc., 11.625% - 2005 ..................................................                1,390,000              1,596,762
Comcast Corporation, 9.125% - 2006 .................................................                2,750,000              2,921,875
Roger's Communications, Inc. 9.125% - 2006 .........................................                2,000,000              2,030,000
                                                                                                                          ----------
                                                                                                                           6,548,637
FINANCE - 0.3%
Dollar Financial Group, Inc., 10.875% - 2006 .......................................                1,550,000              1,656,563
Homeside, Inc., 11.25% - 2003 ......................................................                1,335,000              1,581,975
                                                                                                                          ----------
                                                                                                                           3,238,538
FOOD & BEVERAGE TRADE - 0.4%
Cott Corporation, 9.375% - 2005 ....................................................                2,000,000              2,090,000
Delta Beverage Group, 9.75% - 2003 .................................................                2,600,000              2,743,000
                                                                                                                          ----------
                                                                                                                           4,833,000
MANUFACTURING - 0.2%
AGCO Corporation, 8.50% - 2006 .....................................................                2,200,000              2,255,000

OIL & GAS COMPANIES - 0.4%
Seagull Energy Corporation, 8.625% - 2005 ..........................................                4,800,000              5,004,000

PUBLISHING & PRINTING - 0.5%
Golden Books Publishing, Inc., 7.65% - 2002 ........................................                3,500,000              3,368,750
Hollinger International Publishing, Inc., 8.625% - 2005 ............................                2,050,000              2,119,188
                                                                                                                          ----------
                                                                                                                           5,487,938
                            See accompanying notes.

                                       31

Schedule Of Investments
December 31, 1997

SERIES B (Growth-Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal
                                                                                                    Amount or
                                                                                                     Number                Market
CORPORATE BONDS (continued)                                                                         of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 0.3%
BF Saul REIT, 11.625% - 2002 .......................................................             $  3,100,000             $3,309,250

RECREATION - 0.3%
AMF Bowling Worldwide, Inc., 10.875% - 2006 ........................................                2,725,000              2,987,281

RESTAURANTS - 0.4%
Carrols Corporation, 11.50% - 2003 .................................................                3,050,000              3,240,625
Foodmaker Corporation, 9.75% - 2003 ................................................                2,000,000              2,120,000
                                                                                                                          ----------
                                                                                                                           5,360,625
RETAIL - SPECIALTY - 0.1%
Southland Corporation, 4.50% -2004 .................................................                  900,000                729,000
Zale's Corporation, 8.50% - 2007 ...................................................                  650,000                641,875
                                                                                                                          ----------
                                                                                                                           1,370,875
STEEL & METAL PRODUCTS - 0.2%
AK Steel Corporation, 9.125% - 2006 ................................................                1,400,000              1,438,500
Wheeling-Pittsburgh Corporation, 9.25% - 2007 ......................................                1,000,000                980,000
                                                                                                                          ----------
                                                                                                                           2,418,500
TELECOMMUNICATIONS - 0.2%
Comcast Cellular Holdings, Inc., 9.50% - 2007 ......................................                2,025,000              2,116,125

TEXTILES - 0.1%
Delta Mills, Inc., 9.625% - 2007 ...................................................                1,000,000              1,017,500
Worldtex, Inc., 9.625% - 2007 ......................................................                  650,000                667,875
                                                                                                                          ----------
                                                                                                                           1,685,375
TOBACCO PRODUCTS - 0.3%
Dimon, Inc., 8.875% - 2006 .........................................................                2,650,000              2,862,000
Standard Commercial Tobacco Corporation, 8.875% - 2005 .............................                  350,000                352,187
                                                                                                                          ----------
                                                                                                                           3,214,187
TRANSPORTATION - 0.3%
Teekay Shipping Corporation, 8.32% - 2008 ..........................................                4,000,000              4,070,000
                                                                                                                          ----------
     Total corporate bonds - 5.7% ...........................................................................             67,827,831

COMMON STOCKS
-------------
AEROSPACE & DEFENSE - 0.2%
Lockheed Martin Corporation ........................................................                   30,000             $2,955,000

AGRICULTURAL PRODUCTS - 0.9%
Archer-Daniels-Midland Company .....................................................                  490,000             10,626,875

ALUMINUM - 0.9%
Aluminum Company of America ........................................................                  160,000             11,260,000

AUTO PARTS & EQUIPMENT - 0.8%
Genuine Parts Company ..............................................................                  150,000              5,090,625
TRW, Inc. ..........................................................................                   94,000              5,017,250
                                                                                                                          ----------
                                                                                                                          10,107,875
AUTOMOBILES - 1.2%
General Motors Corporation .........................................................                  250,000             15,156,250

BANKS - MAJOR REGIONAL - 3.5%
Banc One Corporation ...............................................................                  130,000              7,060,625
Bank of New York Company, Inc. .....................................................                  100,000              5,781,250
Northern Trust Corporation .........................................................                  225,000             15,693,750
Wells Fargo & Company ..............................................................                   40,000             13,577,500
                                                                                                                          ----------
                                                                                                                          42,113,125
BANKS - MONEY CENTER - 1.3%
Chase Manhattan Corporation ........................................................                  140,000             15,330,000

BEVERAGES - SOFT DRINK - 1.1%
Coca-Cola Company ..................................................................                  200,000             13,325,000

CHEMICALS - BASIC - 1.1%
Praxair, Inc. ......................................................................                  300,000             13,500,000

CHEMICALS - DIVERSIFIED - 1.1%
Monsanto Company ...................................................................                  300,000             12,600,000

COMMUNICATION EQUIPMENT - 1.6%
Harris Corporation .................................................................                   55,000              2,523,125
Motorola, Inc. .....................................................................                  300,000             17,118,750
                                                                                                                          ----------
                                                                                                                          19,641,875
COMPUTER HARDWARE - 1.8%
Compaq Computer Corporation ........................................................                  180,000             10,158,750
Hewlett-Packard Company ............................................................                   60,000              3,750,000
International Business Machines Corporation ........................................                   70,000              7,319,375
                                                                                                                          ----------
                                                                                                                          21,228,125
COMPUTER SOFTWARE/SERVICES - 3.5%
BMC Software, Inc.* ................................................................                  200,000             13,125,000
Computer Sciences Corporation ......................................................                  150,000             12,525,000
Microsoft Corporation* .............................................................                  130,000             16,802,500
                                                                                                                          ----------
                                                                                                                          42,452,500
COMPUTERS NETWORKING - 0.5%
Cisco Systems, Inc. ................................................................                  100,000              5,575,000

CONTAINERS & PACKAGING - 0.4%
Union Camp Corporation .............................................................                  100,000              5,368,750

                            See accompanying notes.

                                       32

Schedule of Investments
December 31, 1997

SERIES B (Growth-Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                Market
COMMON STOCKS (Continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC COMPANIES - 6.5%
Allegheny Energy, Inc. .............................................................                  171,000             $5,557,500
American Electric Power Company, Inc. ..............................................                  201,400             10,397,275
Baltimore Gas & Electric Company ...................................................                   86,200              2,936,188
Carolina Power & Light Company .....................................................                   68,000              2,885,750
Consolidated Edison Company of New York, Inc. ......................................                   67,100              2,751,100
Delmarva Power & Light Company .....................................................                   10,500                242,156
Dominion Resources, Inc. ...........................................................                   64,500              2,745,281
Edison International ...............................................................                   93,500              2,542,031
GPU, Inc. ..........................................................................                   64,100              2,700,213
Kansas City Power & Light Company ..................................................                  173,000              5,114,313
KU Energy Corporation ..............................................................                    6,200                243,350
Long Island Lighting Company .......................................................                    8,100                244,012
Midamerican Energy Holdings Company ................................................                  131,600              2,895,200
New York State Electric & Gas Company ..............................................                   12,300                436,650
Northern States Power Company ......................................................                   46,100              2,685,325
Peco Energy Company ................................................................                  210,000              5,092,500
Potomac Electric Power Company .....................................................                  250,000              6,453,125
Public Service Enterprise Group, Inc. ..............................................                  170,000              5,386,875
Southern Company ...................................................................                  310,000              8,021,250
Texas Utilities Company ............................................................                  214,500              8,915,156
                                                                                                                          ----------
                                                                                                                          78,245,250
ELECTRICAL EQUIPMENT - 3.3%
AMP, Inc. ..........................................................................                  250,000             10,500,000
Emerson Electric Company ...........................................................                  220,000             12,416,250
General Electric Company ...........................................................                  230,000             16,876,250
                                                                                                                          ----------
                                                                                                                          39,792,500
ELECTRONICS - DEFENSE - 0.9%
Raytheon Company - (CI. A) .........................................................                    9,566                471,699
Raytheon Company - (CI. B) .........................................................                  200,000             10,100,000
                                                                                                                          ----------
                                                                                                                          10,571,699
ELECTRONICS - INSTRUMENTATION - 0.5%
E G & G, Inc. ......................................................................                  250,000              5,203,125
Perkin-Elmer Corporation ...........................................................                    9,000                639,562
                                                                                                                          ----------
                                                                                                                           5,842,687
ELECTRONICS - SEMICONDUCTORS - 0.7%
Intel Corporation ..................................................................                  120,000              8,430,000

ENTERTAINMENT - 1.0%
The Walt Disney Company ............................................................                  120,000             11,887,500

FINANCIAL - DIVERSE - 2.0%
Federal Home Loan Mortgage Corporation .............................................                  250,000             10,484,375
Federal National Mortgage Association ..............................................                  230,000             13,124,375
                                                                                                                          ----------
                                                                                                                          23,608,750
FOODS - 2.4%
CPC International, Inc.* ...........................................................                  150,000            $16,162,500
ConAgra, Inc. ......................................................................                  300,000              9,843,750
Sara Lee Corporation ...............................................................                   50,000              2,815,625
                                                                                                                          ----------
                                                                                                                          28,821,875
GAMING & LOTTERY - 0.1%
Circus Circus Enterprises, Inc.* ...................................................                   60,000              1,230,000

HEALTH CARE - DIVERSE - 2.7%
American Home Products Corporation .................................................                  200,000             15,300,000
Bristol-Myers Squibb Company .......................................................                  175,000             16,559,375
                                                                                                                          ----------
                                                                                                                          31,859,375
HEALTH CARE - LONG TERM CARE - 0.1%
Integrated Health Services, Inc. ...................................................                   40,000              1,247,500

HEALTH CARE - MANAGED CARE - 0.7%
Humana, Inc.* ......................................................................                  150,000              3,112,500
United Healthcare Corporation ......................................................                  100,000              4,968,750
                                                                                                                          ----------
                                                                                                                           8,081,250
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.2%
Leggett & Platt, Inc. ..............................................................                   30,000              1,256,250
The Rival Company ..................................................................                   46,000                603,750
                                                                                                                          ----------
                                                                                                                           1,860,000
HOUSEHOLD PRODUCTS - 3.1%
Colgate-Palmolive Company ..........................................................                  165,000             12,127,500
Fort James Corporation .............................................................                  350,000             13,387,500
Procter & Gamble Company ...........................................................                  150,000             11,971,875
                                                                                                                          ----------
                                                                                                                          37,486,875
INSURANCE - LIFE/HEALTH - 0.8%
Equitable Corporation ..............................................................                  200,000              9,950,000

INSURANCE - MULTI-LINE - 1.9%
Hartford Financial Services
Group, Inc. ........................................................................                  120,000             11,227,500
Lincoln National Corporation .......................................................                  150,000             11,718,750
                                                                                                                          ----------
                                                                                                                          22,946,250
INSURANCE - PROPERTY - 3.7%
Allstate Corporation ...............................................................                  175,000             15,903,125
Chubb Corporation ..................................................................                  200,000             15,125,000
St. Paul Companies, Inc. ...........................................................                  155,000             12,719,687
                                                                                                                          ----------
                                                                                                                          43,747,812
LEISURE TIME PRODUCTS - 0.9%
Hasbro, Inc. .......................................................................                   40,000              1,260,000
Mattel, Inc. .......................................................................                  270,000             10,057,500
                                                                                                                          ----------
                                                                                                                          11,317,500
                            See accompanying notes.

                                       33

Schedule of Investments
December 31, 1997

SERIES B (Growth-Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                Market
COMMON STOCKS (continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
LODGINGS - HOTELS - 1.1%
Carnival Corporation - (CI. A) .....................................................                  200,000            $11,075,000
La Quinta Inns, Inc. ...............................................................                   90,000              1,738,125
                                                                                                                          ----------
                                                                                                                          12,813,125
MACHINERY - DIVERSE - 0.1%
Cincinnati Milacron, Inc. ..........................................................                   48,800              1,265,750

MANUFACTURING - DIVERSIFIED - 5.0%
AlliedSignal, Inc. .................................................................                  350,000             13,628,125
Tenneco, Inc. ......................................................................                  270,000             10,665,000
Textron, Inc. ......................................................................                  180,000             11,250,000
Tyco International, Ltd. ...........................................................                  300,000             13,518,750
United Technologies Corporation ....................................................                  150,000             10,921,875
                                                                                                                          ----------
                                                                                                                          59,983,750
MEDICAL PRODUCTS & SUPPLIES - 2.4%
Baxter International, Inc. .........................................................                  250,000             12,609,375
Boston Scientific Corporation* .....................................................                  150,000              6,881,250
Medtronic, Inc. ....................................................................                  170,000              8,893,125
                                                                                                                          ----------
                                                                                                                          28,383,750
NATURAL GAS - 2.7%
Coastal Corporation ................................................................                  225,000             13,935,938
El Paso Natural Gas Company ........................................................                  280,000             18,620,000
                                                                                                                          ----------
                                                                                                                          32,555,938
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Corporate Express, Inc.* ...........................................................                   60,000                772,500

OIL - DOMESTIC - 1.1%
Phillips Petroleum Company .........................................................                  100,000              4,862,500
Unocal Corporation .................................................................                  200,000              7,762,500
                                                                                                                          ----------
                                                                                                                          12,625,000
OIL - INTERNATIONAL - 5.1%
Amoco Corporation ..................................................................                  140,000             11,917,500
Chevron Corporation ................................................................                  180,000             13,860,000
Mobil Corporation ..................................................................                  230,000             16,603,125
Texaco, Inc. .......................................................................                  350,000             19,031,250
                                                                                                                          ----------
                                                                                                                          61,411,875
OIL & GAS DRILLING & EQUIPMENT - 1.9%
Halliburton Company ................................................................                  210,000             10,906,875
Schlumberger, Ltd. .................................................................                  150,000             12,075,000
                                                                                                                          ----------
                                                                                                                          22,981,875
OIL & GAS EXPLORATION & PRODUCTION - 0.4%
Enron Oil & Gas Company ............................................................                  250,000              5,296,875

PAPER & FOREST PRODUCTS - 1.8%
Champion International Corporation .................................................                  150,000              6,796,875
International Paper Company ........................................................                  143,500              6,188,438
Louisiana-Pacific Corporation ......................................................                  300,000              5,700,000
Rayonier, Inc. .....................................................................                   56,500              2,404,781
                                                                                                                          ----------
                                                                                                                          21,090,094
PERSONAL CARE - 1.7%
Gillette Company ...................................................................                  200,000            $20,087,500

PHARMACEUTICALS - 4.0%
Elan Corporation PLC ADR* ..........................................................                  200,000             10,237,500
Merck & Company, Inc. ..............................................................                  120,000             12,750,000
Mylan Laboratories, Inc. ...........................................................                  140,000              2,931,250
Schering Plough Corporation ........................................................                  100,000              6,212,500
SmithKline Beecham PLC ADR .........................................................                  300,000             15,431,250
                                                                                                                          ----------
                                                                                                                          47,562,500
PHOTOGRAPHY/IMAGING - 0.9%
Xerox Corporation ..................................................................                  150,000             11,071,875

PUBLISHING - 1.1%
McGraw-Hill Companies, Inc. ........................................................                  180,000             13,320,000

PUBLISHING - NEWSPAPER - 2.3%
Gannett Company, Inc. ..............................................................                  150,000              9,271,875
Tribune Company ....................................................................                  300,000             18,675,000
                                                                                                                          ----------
                                                                                                                          27,946,875
RAILROADS - 1.1%
Canadian Pacific, Ltd. .............................................................                  500,000             13,625,000

RESTAURANTS & FOOD SERVICE - 0.8%
McDonald's Corporation .............................................................                  200,000              9,550,000

RETAIL - DEPARTMENT STORES - 1.2%
Federated Department Stores, Inc.* .................................................                  330,000             14,210,625

RETAIL - FOOD CHAINS - 0.1%
Giant Food, Inc.* ..................................................................                   41,200              1,387,925

RETAIL - GENERAL MERCHANDISE - 0.6%
Dayton Hudson Corporation ..........................................................                  100,000              6,750,000

RETAIL SPECIALTY - 2.4%
Staples, Inc.* .....................................................................                  300,000              8,325,000
Toys "R" Us, Inc.* .................................................................                  330,000             10,374,375
Woolworth Corporation * ............................................................                  500,000             10,187,500
                                                                                                                          ----------
                                                                                                                          28,886,875
SERVICES - ADVERTISING/MARKETING - 1.1%
Omnicom Group, Inc. ................................................................                  300,000             12,712,500

SERVICES - COMMERCIAL & CONSUMER - 0.2%
Angelica Corporation ...............................................................                   80,000              1,810,000

SERVICES - DATA PROCESSING - 0.2%
First Data Corporation .............................................................                   67,000              1,959,750

TELECOMMUNICATION - LONG DISTANCE - 0.8%
LCI International, Inc.* ...........................................................                  300,000              9,225,000

TELEPHONE - 0.2%
U.S. West Communications Group .....................................................                   56,200              2,536,025
                                                                                                                          ----------
                            See accompanying notes.

                                       34

Schedule of Investments
December 31, 1997

SERIES B (Growth-Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Principal                Market
COMMON STOCKS (continued)                                                                            Amount                  Value
------------------------------------------------------------------------------------------------------------------------------------
     Total common stocks - 91.8% .............................................................................        $1,099,990,180
                                                                                                                      --------------
     Total investments - 98.8% ...............................................................................         1,183,758,519
     Cash and other assets, less liabilities - 1.2% ..........................................................            14,543,902
                                                                                                                      --------------
     Total net assets - 100.0% ...............................................................................        $1,198,302,421
                                                                                                                      ==============
SERIES C (Money Market)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
----------------
BEVERAGES - 2.0%
Coca-Cola Company, The
     5.70% - 1-13-98 ...............................................................             $  2,000,000             $1,996,200

BROKERAGE - 12.0%
Bear Stearns Companies, Inc.,
     5.57% - 2-12-98 ...............................................................                5,000,000              4,967,000
Merrill Lynch & Company, Inc., .....................................................                6,700,000
     5.53% - 1-05-98 ...............................................................                                       2,398,776
     5.57% - 1-06-98 ...............................................................                                       1,698,844
     5.56% - 1-12-98 ...............................................................                                         998,300
     5.62% - 1-30-98 ...............................................................                                       1,194,624
     5.55% - 2-05-98 ...............................................................                                         397,824
                                                                                                                          ----------
                                                                                                                          11,655,368
BUSINESS SERVICES - 3.3%
General Electric Capital Corporation, ..............................................                3,250,000
     5.75% - 1-15-98 ...............................................................                                         498,882
     5.67% - 1-30-98 ...............................................................                                       1,742,160
     5.59% - 2-11-98 ...............................................................                                         993,600
                                                                                                                          ----------
                                                                                                                           3,234,642
CHEMICALS - BASIC - 3.0%
du Pont (E.I.) de Nemours & Company,
     5.52% - 1-29-98 ...............................................................                3,000,000              2,987,040

COMPUTER SYSTEMS - 6.1%
International Business Machines Corporation,
     5.51% - 1-07-98 ...............................................................                6,000,000              5,994,840

ELECTRIC UTILITIES - 9.0%
Central Louisiana Electric Company Inc.,
     5.55% - 1-12-98 ...............................................................             $  1,940,000             $1,936,683
Idaho Power Company,
     6.0% - 1-20-98 ................................................................                1,000,000                996,833
Interstate Power Company, ..........................................................                3,910,000
     5.75% - 1-26-98 ...............................................................                                         796,807
     5.85% - 1-26-98 ...............................................................                                         109,552
     5.78% - 1-27-98 ...............................................................                                       2,987,477
Progress Capital Holdings, Inc., ...................................................                2,000,000
     5.78% - 1-14-98 ...............................................................                                       1,696,372
     5.91% - 1-16-98 ...............................................................                                         299,207
                                                                                                                          ----------
                                                                                                                           8,822,931
ELECTRICAL EQUIPMENT - 5.6%
General Electric Company,
     5.54% - 1-12-98 ...............................................................                5,500,000              5,490,650

ELECTRONICS - 4.8%
Avent, Inc., .......................................................................                4,700,000
     5.62% - 1-16-98 ...............................................................                                       1,895,402
     5.63% - 1-16-98 ...............................................................                                       1,296,950
     5.63% - 1-23-98 ...............................................................                                         996,520
     5.85% - 2-19-98 ...............................................................                                         496,019
                                                                                                                          ----------
                                                                                                                           4,684,891
ENGINEERING - 1.9%
Fluor Corporation,
     5.71% - 1-16-98 ...............................................................                1,900,000              1,895,458

ENTERTAINMENT - 2.6%
The Walt Disney Company, ...........................................................                2,600,000
     5.70% - 1-14-98 ...............................................................                                       1,995,883
     5.63% - 3-27-98 ...............................................................                                         591,948
                                                                                                                          ----------
                                                                                                                           2,587,831
HARDWARE & TOOLS - 5.1%
Stanley Works, .....................................................................                5,000,000
     5.59% - 1-21-98 ...............................................................                                       3,389,237
     5.61% - 1-21-98 ...............................................................                                       1,595,013
                                                                                                                          ----------
                                                                                                                           4,984,250
LEASING - 6.1%
International Lease Finance Corporation,
     5.54% - 1-20-98 ...............................................................                1,000,000                997,020
PHH Corporation, ...................................................................                4,957,000
     5.50% - 1-08-98 ...............................................................                                       1,155,808
     5.50% - 1-09-98 ...............................................................                                       1,997,600
     5.53% - 1-23-98 ...............................................................                                       1,793,736
                                                                                                                          ----------
                                                                                                                           5,944,164
                            See accompanying notes.

                                       35

Schedule of Investments
December 31, 1997

SERIES C (Money Market)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Principal
                                                                                                     Amount or
                                                                                                      Number                Market
COMMERICAL PAPER (continued)                                                                        of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
NATURAL GAS - 4.2%
Bay State Gas Company, .............................................................             $  2,175,000
     5.70% - 1-15-98 ...............................................................                                    $    798,227
     5.71% - 1-22-98 ...............................................................                                         498,334
     6.05% - 1-29-98 ...............................................................                                         870,883
Questar Corporation,
     5.95% - 2-03-98 ...............................................................                1,975,000              1,964,228
                                                                                                                          ----------
                                                                                                                           4,131,672
RETAIL - GROCERY - 1.9%
Winn-Dixie Stores, Inc., ...........................................................                1,900,000
     5.50% - 1-06-98 ...............................................................                                       1,399,034
     5.57% - 1-13-98 ...............................................................                                         499,060
                                                                                                                          ----------
                                                                                                                           1,898,094
TELECOMMUNICATIONS - 3.5%
AT&T Company,
     5.65% - 3-30-98 ...............................................................                1,000,000                986,220
Bell Atlantic Network Funding Corporation,
     5.90% - 1-08-98 ...............................................................                2,400,000              2,397,247
                                                                                                                          ----------
                                                                                                                           3,383,467
                                                                                                                          ----------
Total commercial paper - 71.1% ..............................................................................             69,691,498

U.S. GOVERNMENT & AGENCIES
--------------------------
FEDERAL HOME LOAN MORTGAGES - 11.2%
     5.87% - 1-30-98 ...............................................................                2,000,000              2,000,040
     5.70% - 3-04-98 ...............................................................                2,000,000              2,000,360
     5.885% - 3-30-98 ..............................................................                2,000,000              2,001,260
     5.90% - 9-30-98 ...............................................................                3,000,000              2,997,300
     5.95% - 11-12-98 ..............................................................                2,000,000              1,999,300
                                                                                                                          ----------
                                                                                                                          10,998,260
SMALL BUSINESS ASSOCIATION POOLS - 17.7%
     #502406, 6.25%, 2006(3) .......................................................                  414,347                414,347
     #502163, 6.50%, 2012(3) .......................................................                  785,959                785,958
     #502353, 6.25%, 2018(3) .......................................................                  129,289                129,289
     #503176, 6.125%, 2020(3) ......................................................                  720,960                724,565
     #503459, 6.00%, 2021(3) .......................................................                1,955,361              1,948,028
     #503283, 6.00%, 2021(3) .......................................................                1,943,158              1,934,960
     #503295, 6.00%, 2021(3) .......................................................                1,484,401              1,484,401
     #503303, 6.00%, 2021(4) .......................................................                1,455,751              1,455,751
     #503308, 6.00%, 2021(4) .......................................................                1,264,372              1,264,372
     #503343, 6.125%, 2021(3 .......................................................                2,004,800              2,004,800
     #503347, 6.125%, 2021(3) ......................................................                5,178,367              5,178,367
                                                                                                                        ------------
                                                                                                                          17,324,838
                                                                                                                        ------------
     Total U.S. government & agencies - 28.9% ...............................................................           $ 28,323,098
                                                                                                                        ------------
     Total investments - 100.0% .............................................................................             98,014,596
     Cash and other assets, less liabilities - 0.00% ........................................................                    234
                                                                                                                        ------------
     Total net assets - 100.0% ..............................................................................           $ 98,014,830
                                                                                                                        ============
SERIES D (Worldwide Equity)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-------------
AUSTRALIA - 3.3%
Foster's Brewing Group, Ltd. .......................................................                3,302,000             $6,282,298
QBE Insurance Group, Ltd. ..........................................................                  722,938              3,253,485
                                                                                                                          ----------
                                                                                                                           9,535,783
AUSTRIA - 1.6%
Boehler - Uddeholm AG ..............................................................                   30,900              1,808,690
Wienerberger Baustoffindustrie AG ..................................................                   15,000              2,875,302
                                                                                                                          ----------
                                                                                                                           4,683,992
BELGIUM - 1.6%
Electrabel S.A .....................................................................                   20,400              4,718,718

CANADA - 5.6%
Bombardier, Inc. "B" ...............................................................                  112,800              2,317,452
Hudson's Bay Company ...............................................................                  112,100              2,494,993
Imax Corporation ADR* ..............................................................                  268,300              5,902,600
Tarragon Oil & Gas, Ltd.* ..........................................................                  207,500              1,624,017
Yogen Fruz World-Wide, Inc.* .......................................................                  735,000              3,621,019
                                                                                                                          ----------
                                                                                                                          15,960,081
CHILE - 0.5%
Banco Santander ADR ................................................................                   93,700              1,323,513

FRANCE - 3.9%
Alcatel Alsthom ....................................................................                   21,900              2,784,888
AXA-UAP ............................................................................                   32,600              2,523,632
Elf Aquitaine S.A. ADR .............................................................                   68,100              3,992,363
Sidel S.A ..........................................................................                   25,960              1,721,788
                                                                                                                          ----------
                                                                                                                          11,022,671
GERMANY - 4.5%
Allianz AG .........................................................................                   21,600              5,574,062
Deutsche Bank AG ...................................................................                   76,600              5,359,318
Hoechst AG .........................................................................                   26,300                911,263
Rofin-Sinar Technologies, Inc. ADR* ................................................                   95,900              1,162,788
                                                                                                                          ----------
                                                                                                                          13,007,431
                            See accompanying notes.

                                       36

Schedule of Investments
December 31, 1997

SERIES D (Worldwide Equity)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                Market
COMMON STOCKS (continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
GREECE - 0.0%
Hellenic Tellecommunication Organization S.A .......................................                      200             $    4,103

HONG KONG - 0.5%
JCG Holdings, Ltd. .................................................................                3,552,000              1,524,263

HUNGARY - 0.3%
Zalakeramia Rt .....................................................................                   16,535                767,568

INDONESIA - 1.0%
PT Hanjaya Mandala Sampoerna .......................................................                  693,000                523,391
PT Tambang Timah ...................................................................                2,072,500              2,225,315
                                                                                                                          ----------
                                                                                                                           2,748,706
IRELAND - 3.4%
Allied Irish Banks PLC .............................................................                  401,500              3,891,434
Elan Corporation PLC ADR ...........................................................                   88,700              4,540,331
Ryanair Holdings PLC ...............................................................                  297,610              1,412,560
                                                                                                                          ----------
                                                                                                                           9,844,325
ITALY - 1.0%
Telecom Italia SpA .................................................................                  434,900              2,779,627

JAPAN - 4.8%
Acom Company, Ltd. .................................................................                   38,300              2,120,887
Amway Japan, Ltd. ..................................................................                   60,300              1,159,427
Doutor Coffee Company, Ltd. ........................................................                   54,800              1,411,925
Maruko Company, Ltd. ...............................................................                   20,500                111,943
Mitsubishi Estate Company, Ltd. ....................................................                  169,000              1,845,701
Mitsui Fudosan Company, Ltd. .......................................................                  239,000              2,316,086
Nippon Steel Corporation ...........................................................                  695,000              1,031,640
Sony Corporation ...................................................................                   27,600              2,462,370
Tiemco, Ltd. .......................................................................                   27,900                283,246
Yamato Kogyo Company, Ltd. .........................................................                  184,000              1,110,897
                                                                                                                          ----------
                                                                                                                          13,854,122
MALAYSIA - 0.8%
Highlands and Lowlands Berhad ......................................................                  454,000                464,221
Kuala Lumpur Kepong Berhad .........................................................                  615,000              1,319,313
Magnum Corporation Berhad ..........................................................                  639,000                384,152
                                                                                                                          ----------
                                                                                                                           2,167,686
NETHERLANDS - 0.1%
Koninklijke Ahrend Group N.V .......................................................                   13,100                411,631


NEW ZEALAND - 1.4%
Brierley Investments, Ltd. .........................................................                2,844,100              2,031,270
Fletcher Challenge Building ........................................................                  908,900              1,857,704
                                                                                                                          ----------
                                                                                                                           3,888,974
NORWAY - 1.5%
Saga Petroleum ASA "A" .............................................................                  257,800              4,441,096


PHILIPPINES - 0.5%
C & P Homes, Inc. ..................................................................               11,450,150             $  677,272
Ionics Circuit, Inc. ...............................................................                1,448,100                598,856
                                                                                                                          ----------
                                                                                                                           1,276,128
POLAND - 0.2%
E. Wedel S.A .......................................................................                    9,050                464,706

SINGAPORE - 0.4%
Keppek Fels, Ltd. ..................................................................                  398,000              1,110,188

SPAIN - 2.1%
Adolfo Dominguez S.A.* .............................................................                   57,600              1,672,272
Banco Popular Espanol S.A ..........................................................                   28,400              1,984,445
Tele Pizza S.A.* ...................................................................                   28,900              2,332,245
                                                                                                                          ----------
                                                                                                                           5,988,962
SWEDEN - 4.7%
Castellum AB* ......................................................................                  277,200              2,759,995
Fastighets AB Hufvudstaden "A" .....................................................                  506,700              1,947,775
Industrial & Financial Systems "B"* ................................................                  370,200              2,542,851
Skandinaviska Enskilda Banken ......................................................                  116,500              1,475,638
Swedish Match AB ...................................................................                1,414,000              4,722,623
                                                                                                                          ----------
                                                                                                                          13,448,882
SWITZERLAND - 5.0%
Nestle S.A .........................................................................                    1,870              2,806,506
Novartis AG ........................................................................                    3,230              5,248,430
Saurer AG ..........................................................................                    4,500              3,270,370
Schweizerische Lebensversicherungs-und Rentenstalt .................................                    3,830              3,011,901
                                                                                                                          ----------
                                                                                                                          14,337,207
UNITED KINGDOM - 15.6%
Aegis Group PLC ....................................................................                1,695,000              1,910,433
Beazer Group PLC ...................................................................                  198,900                528,541
Capita Group PLC ...................................................................                  355,500              2,158,428
D.F.S. Furniture Company PLC .......................................................                  250,700              2,128,509
George Wimpey PLC ..................................................................                1,764,100              3,076,809
Glaxo Wellcome PLC .................................................................                  205,700              4,867,037
Harvey Nichols PLC .................................................................                  196,200                621,443
Oriflame International S.A .........................................................                  105,000                768,813
PizzaExpress PLC ...................................................................                  215,400              2,658,144
Polypipe PLC .......................................................................                  692,000              2,015,352
Provident Financial PLC ............................................................                  247,600              3,246,986
Regent Inns PLC ....................................................................                  517,600              2,784,925
Rio Tinto PLC ......................................................................                  131,800              1,529,973
Royal Bank of Scotland Group PLC ...................................................                  217,800              2,788,104
Tomkins PLC ........................................................................                  573,800              2,681,331
United Utilities PLC ...............................................................                  186,200              2,405,032
Vodafone Group PLC .................................................................                  477,600              3,485,214
Whitbread PLC ......................................................................                  333,500              4,848,126
                                                                                                                          ----------
                                                                                                                          44,503,200
                            See accompanying notes.

                                       37

Schedule of Investments
December 31, 1997

SERIES D (Worldwide Equity)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                Market
COMMON STOCKS (continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 22.8%
Ace Ltd. ...........................................................................                   17,000             $1,640,500
AlliedSignal, Inc. .................................................................                   38,800              1,510,775
Allstate Corporation ...............................................................                   22,200              2,017,425
BJ Services Company* ...............................................................                   20,800              1,496,300
Borders Group, Inc.* ...............................................................                   44,900              1,405,931
Bristol-Myers Squibb Company .......................................................                   16,800              1,589,700
Cardinal Health, Inc. ..............................................................                   24,900              1,870,612
Computer Associates International ..................................................                   25,600              1,353,600
Conseco, Inc. ......................................................................                   25,100              1,140,481
Costco Companies, Inc.* ............................................................                   41,400              1,847,475
Cymer, Inc.* .......................................................................                   37,500                562,500
Diamond Offshore Drilling, Inc. ....................................................                   24,900              1,198,313
Dover Corporation ..................................................................                   33,200              1,199,350
Ecolab, Inc. .......................................................................                   23,800              1,319,412
Eli Lilly & Company ................................................................                   22,900              1,594,412
EMC Corporation* ...................................................................                   52,000              1,426,750
Federal National Mortgage Association ..............................................                   29,900              1,706,169
Fort James Corporation .............................................................                   30,800              1,178,100
Gap, Inc. ..........................................................................                   40,200              1,424,588
Global Industries, Ltd.* ...........................................................                   74,600              1,268,200
Home Depot, Inc. ...................................................................                   20,800              1,224,600
Ingersoll-Rand Company .............................................................                   26,550              1,075,275
Medtronic, Inc. ....................................................................                   24,600              1,286,888
Mobil Corporation ..................................................................                   25,600              1,848,000
NAC Re Corporation .................................................................                   32,400              1,581,525
NationsBank Corporation ............................................................                   25,100              1,526,394
Norwest Corporation ................................................................                   54,600              2,108,925
PepsiCo, Inc. ......................................................................                   32,000              1,166,000
Pfizer, Inc. .......................................................................                   17,100              1,275,019
Praxair, Inc. ......................................................................                   24,400              1,098,000
Procter & Gamble Company ...........................................................                   17,200              1,372,775
Rite Aid Corporation ...............................................................                   27,000              1,584,563
Safeway, Inc.* .....................................................................                   20,400              1,290,300
Sealed Air Corporation* ............................................................                   29,200              1,803,100
Sungard Data Systems, Inc.* ........................................................                   43,600              1,351,600
Texaco, Inc. .......................................................................                   20,000              1,087,500
TJX Companies, Inc. ................................................................                   27,800                955,625
Tosco Corporation ..................................................................                   41,700              1,576,781
Tyco International, Ltd. ...........................................................                   42,800              1,928,675
Unilever NV ........................................................................                   20,900              1,304,944
Union Planters Corporation .........................................................                   21,800              1,481,038
United Healthcare Corporation ......................................................                   20,400              1,013,625
Unum Corporation ...................................................................                   38,000              2,066,250
Walt Disney Company, The ...........................................................                   15,400              1,525,563
Warner-Lambert Company .............................................................                    7,400                917,600
Williams Companies, Inc., The ......................................................                   34,400                976,100
                                                                                                                          ----------
                                                                                                                          65,177,258
                                                                                                                          ----------
     Total common stocks - 87.1% ............................................................................            248,990,821

PREFERRED STOCKS
----------------
GERMANY - 0.9%
Sto Ag Vorzug ......................................................................                    6,990             $2,526,915
                                                                                                                          ----------
     Total investments - 88.0% ..............................................................................            251,517,736
     Cash and other assets, less liabilities - 12.0% ........................................................             34,263,925
                                                                                                                          ----------
     Total net assets - 100.0% ..............................................................................           $285,781,661
                                                                                                                          ==========
At December 31, 1997, Series D's investment concentration by industry was as follows:

     Banking ................................................................................................                  8.1%
     Capital Equipment ......................................................................................                  3.4%
     Chemicals ..............................................................................................                  0.4%
     Construction & Housing .................................................................................                  0.2%
     Consumer Durables ......................................................................................                  4.4%
     Consumer Nondurables ...................................................................................                  8.0%
     Electrical and Electronics .............................................................................                  3.8%
     Energy Sources .........................................................................................                  6.7%
     Financial Services .....................................................................................                 10.7%
     Health & Personal Care .................................................................................                  7.3%
     Materials ..............................................................................................                 12.2%
     Merchandising ..........................................................................................                  1.8%
     Multi-industry .........................................................................................                  2.8%
     Real Estate ............................................................................................                  3.1%
     Services ...............................................................................................                  8.3%
     Telecommunications .....................................................................................                  3.2%
     Trade ..................................................................................................                  0.6%
     Transportation .........................................................................................                  0.5%
     Utilities ..............................................................................................                  2.5%
     Cash, short-term instruments and other assets, less liabilities ........................................                 12.0%
                                                                                                                         ----------
     Total net assets .......................................................................................                100.0%
                                                                                                                         ==========
                            See accompanying notes.

                                       38

Schedule of Investments
December 31, 1997

SERIES E (High Grade Income)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal               Market
CORPORATE BONDS                                                                                      Amount                 Value
------------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION - 3.8%
Southwest Airlines Company, 7.875% - 2007 ..........................................             $  2,550,000             $2,820,938
United Airlines, 11.21% - 2014 .....................................................                1,825,000              2,527,625
                                                                                                                          ----------
                                                                                                                           5,348,563
BANKS - 14.8%
ABN AMRO Bank NV,
     7.55% - 2006 ..................................................................                1,050,000              1,123,500
     7.30% - 2026 ..................................................................                1,500,000              1,524,375
Abbey National PLC, 6.69% - 2005 ...................................................                2,750,000              2,808,437
Argentaria Capital Funding, 6.375% - 2006 ..........................................                2,000,000              1,953,590
BCH Cayman Islands, 7.70% - 2006 ...................................................                2,500,000              2,650,000
Bank of New York, Inc., 6.50% - 2003 ...............................................                3,275,000              3,291,375
Den Danske Bank, 7.40% - 2010 ......................................................                2,000,000              2,107,500
PNC Funding Corporation, 7.75% - 2004 ..............................................                2,300,000              2,463,875
Santander Financial Issuances, Ltd., 7.00% - 2006 ..................................                2,800,000              2,873,500
                                                                                                                          ----------
                                                                                                                          20,796,152
BROKERS, DEALERS & SERVICES - 5.4%
Lehman Brothers, Inc., 7.25% - 2003 ................................................                2,250,000              2,325,938
Merrill Lynch, 7.375% - 2006 .......................................................                2,500,000              2,662,500
Morgan Stanley Group, Inc., 7.25% - 2023 ...........................................                2,500,000              2,559,374
                                                                                                                          ----------
                                                                                                                           7,547,812
CABLE SYSTEMS - 0.8%
Rogers Cablesystems, Ltd., 9.625% - 2002 ...........................................                1,100,000              1,168,750

COMMUNICATIONS - 5.0%
Centennial Cellular, 8.875% - 2001 .................................................                  800,000                815,000
Comcast Corporation, 9.125% - 2006 .................................................                1,000,000              1,062,500
New Jersey Bell, 6.625% - 2008 .....................................................                1,000,000              1,006,250
Paramount Communications, 7.50% - 2023 .............................................                1,000,000                947,500
Rogers Communication, Inc., 9.125% - 2006 ..........................................                  900,000                913,500
Valassis Communications, 9.55% - 2003 ..............................................                2,000,000              2,247,500
                                                                                                                          ----------
                                                                                                                           6,992,250
ELECTRONIC COMPANIES - 0.8%
Cal Energy Company, Inc., 9.50% - 2006 .............................................                1,000,000              1,087,500

ENTERTAINMENT - 0.6%
Speedway Motorsports Inc., 8.50% - 2007 ............................................             $    775,000             $  792,438

FINANCE - 5.1%
Associates Corporation, N.A., 7.55% - 2006 .........................................                1,000,000              1,077,500
GE Capital Corporation, 8.625% - 2008 ..............................................                1,750,000              2,058,438
Homeside, Inc., 11.25% - 2003 ......................................................                1,250,000              1,481,250
US West Capital Funding, Inc., 7.30% - 2007 ........................................                2,500,000              2,575,000
                                                                                                                          ----------
                                                                                                                           7,192,188
FOOD & BEVERAGES - 6.0%
Anheuser-Busch Companies, Inc., 7.10% - 2007 .......................................                2,425,000              2,518,968
Carrols Corporation, Inc., 11.50% - 2003 ...........................................                1,750,000              1,859,375
Chiquita Brands International, Inc., 10.25% - 2006 .................................                1,750,000              1,911,875
Panamerican Beverage, Inc., 8.125% - 2003 ..........................................                2,050,000              2,139,688
                                                                                                                          ----------
                                                                                                                           8,429,906
FUNERAL HOMES - 1.7%
Loewen Group International, Inc., 8.25% - 2003 .....................................                2,275,000              2,402,968

HOSPITAL MANAGEMENT - 1.5%
Tenet Healthcare, 10.125% - 2005 ...................................................                2,000,000              2,180,000

MEDIA - 2.4%
Time Warner Entertainment, 10.15% - 2012 ...........................................                1,790,000              2,302,388
Westinghouse Electric Company, 8.375% - 2002 .......................................                1,050,000              1,098,563
                                                                                                                          ----------
                                                                                                                           3,400,951
MANUFACTURING - 0.7%
Agrium, Inc., 7.00% - 2004 .........................................................                1,000,000              1,020,000

MOTOR VEHICLES & EQUIPMENT - 2.6%
Chrysler Corporation, 7.45% - 2027 .................................................                2,375,000              2,559,063
Ford Motor Company, 7.25% - 2008 ...................................................                1,000,000              1,061,250
                                                                                                                          ----------
                                                                                                                           3,620,313
                            See accompanying notes.

                                       39

Schedule of Investments
December 31, 1997

SERIES E (High Grade Income) (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal               Market
CORPORATE BONDS (continued)                                                                          Amount                 Value
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS COMPANIES - 5.0%
Petroleum Geo-Services, 7.50% - 2007 ...............................................             $  2,050,000             $2,167,875
Seagull Energy Corporation, 8.625% - 2005 ..........................................                1,500,000              1,563,750
Transocean Offshore, Inc., 8.00% - 2027 ............................................                2,000,000              2,272,500
Union Pacific Resources, 7.50% - 2026 ..............................................                1,000,000              1,073,750
                                                                                                                          ----------
                                                                                                                           7,077,875
PUBLISHING & PRINTING - 2.2%
K-III Communications Corporation, 10.25% - 2004 ....................................                  555,000                596,625
Quebecor Printing Capital, 7.25% - 2007 ............................................                2,350,000              2,479,250
                                                                                                                          ----------
                                                                                                                           3,075,875
RETAIL TRADE - 2.4%
Sears, 6.41% - 2001 ................................................................                2,350,000              2,361,750
Zale's Corporation, 8.50% - 2007 ...................................................                1,000,000                987,500
                                                                                                                          ----------
                                                                                                                           3,349,250
STEEL & METAL PRODUCTS - 0.9%
AK Steel, 10.75% - 2004 ............................................................                1,250,000              1,334,375

TOBACCO PRODUCTS - 1.5%
Dimon, Inc., 8.875% - 2006 .........................................................                  500,000                540,000
Phillip Morris Company, Inc., 6.80% - 2003 .........................................                1,075,000              1,088,438
Standard Commercial Tobacco Corporation, 8.875% - 2005 .............................                  500,000                503,125
                                                                                                                          ----------
                                                                                                                           2,131,563
UTILITIES - 1.3%
Tennessee Gas Pipeline, 7.50% - 2017 ...............................................                1,700,000              1,821,124
                                                                                                                          ----------
     Total corporate bonds - 64.5 % .........................................................................             90,769,853

TRUST PREFERRED SECURITIES(8)
-----------------------------
FINANCE - 4.0%
Countrywide Capital Industries, Inc.,  8.00% - 2026 ................................                1,000,000              1,053,750
Washington Mutual Capital, 8.375% - 2002 ...........................................                2,000,000              2,195,000
SI Financing, Inc., 9.50% - 2027 ...................................................                   88,940              2,401,380
                                                                                                                          ----------
                                                                                                                           5,650,130
INSURANCE - 1.2%
Travelers Capital Trust, 7.75% - 2036 ..............................................                1,650,000              1,740,750
                                                                                                                          ----------
Total trust preferred securities - 5.2% .....................................................................              7,390,880

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 7.4%
Federal Home Loan Mortgage Corporation,
     FHR 1339 C, 8.00% - 2006 ......................................................             $  1,000,000             $1,051,495
     FHR 112 H, 8.80% - 2020 .......................................................                  758,063                773,539
     FHR 1311 J, 7.50% - 2021 ......................................................                3,325,000              3,421,803
     FHR 1930 AB, 7.50% - 2023 .....................................................                2,390,671              2,437,985
Federal National Mortgage Association,
     FNR 1994-79 B, 7.00% - 2019 ...................................................                1,700,000              1,717,604
     FNR 1992-88 L, 8.00% - 2021 ...................................................                1,000,000              1,048,334
                                                                                                                          ----------
                                                                                                                          10,450,760
U.S. GOVERNMENT SECURITIES - 4.4%
Government National Mortgage Association,
     GNMA 39238, 9.50% - 2009 ......................................................                  356,395                382,911
     GNR 1997-10 B, 7.5% - 2019 ....................................................                2,500,000              2,552,888
     GNMA II 181907, 9.50% - 2020 ..................................................                  319,068                341,172
     GNMA 305617, 9.00% - 2021 .....................................................                  292,163                311,009
     GNMA 301465, 9.00% - 2021 .....................................................                  223,541                237,960
     GNMA II 2445, 8.00% - 2027 ....................................................                2,311,361              2,386,202
                                                                                                                          ----------
                                                                                                                           6,212,142
NON-AGENCY SECURITIES - 1.1%
Chase Capital Mortgage Securities Company, 1997-1B, 7.37% - 2007 ...................                1,500,000              1,573,125
                                                                                                                          ----------
     Total mortgage backed securities - 12.9% ...............................................................             18,236,027

GOVERNMENT SECURITIES
---------------------
U.S. GOVERNMENT SECURITIES - 16.0%
U.S. Treasury Notes,
     6.50% - 2006 ..................................................................                5,600,000              5,862,751
     7.00% - 2006 ..................................................................                4,700,000              5,072,381
U.S. Treasury Bonds,
     6.00% - 2026 ..................................................................                3,000,000              2,993,820
     6.625% - 2027 .................................................................                4,100,000              4,447,803
                                                                                                                          ----------
                                                                                                                          18,376,755
Federal National Mortgage Association, 6.59% - 2007 ................................                1,000,000              1,034,130

Private Export Funding Corporation, 7.11% - 2007 ...................................                3,000,000              3,206,250
                                                                                                                          ----------
     Total U.S. government securities - 16.0% ...............................................................             22,617,135

                            See accompanying notes.

                                       40

Schedule of Investments
December 31, 1997

SERIES E (High Grade Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal
                                                                                                   Amount or
                                                                                                     Number                 Market
GOVERNMENT SECURITIES (continued)                                                                  of Shares                Value
------------------------------------------------------------------------------------------------------------------------------------
CANADIAN GOVERNMENT AGENCIES - 0.4%
British Columbia Province, 6.50% - 2026 ............................................             $    500,000           $    501,250
                                                                                                                        ------------
     Total government securities - 16.4% ....................................................................             23,118,385
                                                                                                                        ------------
     Total investments - 99.0% ..............................................................................            139,515,145
     Cash and other assets, less liabilities - 1.0% .........................................................              1,393,390
                                                                                                                        ------------
     Total net assets - 100.0% ..............................................................................           $140,908,535
                                                                                                                        ============
SERIES J (Emerging Growth)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 0.7%
Sundstrand Corporation .............................................................                   33,000             $1,662,375

AIR FREIGHT - 0.7%
Expeditors International of Washington, Inc. .......................................                   38,000              1,463,000

AIRLINES - 0.2%
ASA Holdings, Inc. .................................................................                   17,000                483,437

AUTO PARTS & EQUIPMENT - 1.0%
Snap-On Tools ......................................................................                   50,300              2,194,338

BANKS - MAJOR REGIONAL - 3.0%
Northern Trust Corporation .........................................................                   60,000              4,185,000
State Street Corporation ...........................................................                   40,500              2,356,594
Wilmington Trust Corporation .......................................................                    4,000                249,500
                                                                                                                          ----------
                                                                                                                           6,791,094
BEVERAGES - SOFT DRINK - 3.3%
Coca-Cola Enterprises, Inc. ........................................................                  210,200              7,475,238

BIOTECHNOLOGY - 1.7%
BioChem Pharma, Inc.* ..............................................................                   62,500              1,304,688
Biogen, Inc.* ......................................................................                   32,800              1,193,100
Centocor, Inc.* ....................................................................                   39,000              1,296,750
                                                                                                                          ----------
                                                                                                                           3,794,538
CHEMICALS - BASIC - 1.9%
Praxair, Inc. ......................................................................                   55,500              2,497,500
Solutia, Inc. ......................................................................                   64,100              1,710,669
                                                                                                                          ----------
                                                                                                                           4,208,169
CHEMICALS - SPECIALTY - 2.9%
Betz Dearborn, Inc. ................................................................                   16,000                977,000
Crompton, & Knowles Corporation ....................................................                   40,000              1,060,000
Cytec Industries, Inc.* ............................................................                   24,000              1,126,500
M.A. Hanna Company .................................................................                   38,300                967,075
Sigma-Aldrich Corporation ..........................................................                   59,000              2,345,250
                                                                                                                          ----------
                                                                                                                           6,475,825
COMMUNICATIONS - EQUIPMENT - 5.0%
ADC Telecommunications, Inc.* ......................................................                   70,500             $2,943,375
Ciena Corporation* .................................................................                   21,000              1,283,625
Comverse Technology, Inc.* .........................................................                   84,000              3,276,000
Harris Corporation .................................................................                   50,000              2,293,750
Tellabs, Inc.* .....................................................................                   30,500              1,612,688
                                                                                                                          ----------
                                                                                                                          11,409,438
COMPUTER SOFTWARE/SERVICES - 6.7%
America OnLine, Inc.* ..............................................................                   52,500              4,682,344
BMC Software, Inc.* ................................................................                   28,000              1,837,500
Computer Sciences Corporation* .....................................................                   29,000              2,421,500
Electronics For Imaging, Inc.* .....................................................                   95,000              1,579,375
PeopleSoft, Inc.* ..................................................................                   84,000              3,276,000
Rational Software Corporation* .....................................................                  110,000              1,251,250
                                                                                                                          ----------
                                                                                                                          15,047,969
CONTAINERS - METAL/GLASS - 1.9%
Crown Cork & Seal Company, Inc. ....................................................                   87,500              4,385,937

DISTRIBUTION - FOOD & HEALTH - 1.0%
Cardinal Health, Inc. ..............................................................                   30,900              2,321,362

ELECTRIC COMPANIES - 1.6%
AES Corporation* ...................................................................                   77,500              3,613,438

ELECTRICAL EQUIPMENT - 2.3%
Samnina Corporation* ...............................................................                   33,000              2,235,750
SCI Systems, Inc.* .................................................................                   66,000              2,875,125
                                                                                                                          ----------
                                                                                                                           5,110,875
ELECTRONICS - INSTRUMENTATION - 1.7%
EG & G, Inc. .......................................................................                  120,000              2,497,500
The Perkin-Elmer Corporation .......................................................                   18,700              1,328,869
                                                                                                                          ----------
                                                                                                                           3,826,369
ELECTRONICS - SEMICONDUCTORS - 3.7%
Altera Corporation* ................................................................                   47,000              1,556,875
Analog Devices, Inc.* ..............................................................                   80,500              2,228,844
Atmel Corporation* .................................................................                   53,300                989,381
Linear Technology Corporation ......................................................                   41,000              2,362,625
Xilinx, Inc.* ......................................................................                   37,000              1,297,313
                                                                                                                          ----------
                                                                                                                           8,435,038
FINANCIAL - DIVERSE - 1.1%
Sunamerica, Inc. ...................................................................                   59,000              2,522,250

FOODS - 2.1%
Dole Food Company, Inc. ............................................................                   33,200              1,518,900
Interstate Bakeries ................................................................                   87,000              3,251,625
                                                                                                                          ----------
                                                                                                                           4,770,525
GAMING & LOTTERY - 1.5%
Circus Circus Enterprises, Inc.* ...................................................                  160,000              3,280,000

                            See accompanying notes.

                                       41

Schedule of Investments
December 31, 1997

SERIES J (Emerging Growth)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number               Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE - LONG TERM CARE - 1.5%
Integrated Health Services, Inc. ...................................................                  110,000             $3,430,625

HEALTH CARE - SPECIALIZED SERVICES - 0.7%
Quintiles Transnational Corporation* ...............................................                   43,800              1,675,350

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.0%
Leggett & Platt, Inc. ..............................................................                   51,300              2,148,188

HOUSEHOLD PRODUCTS - 0.5%
Dial Corporation ...................................................................                   50,000              1,040,625

INSURANCE - LIFE/HEALTH - 2.4%
AFLAC, Inc. ........................................................................                  105,000              5,368,125

INSURANCE - PROPERTY - 1.1%
Progressive Corporation (Ohio) .....................................................                   21,000              2,517,375

INVESTMENT BANK/BROKERAGE - 1.3%
Franklin Resources, Inc. ...........................................................                   35,000              3,042,812

LEISURE TIME - 0.5%
Callaway Golf Company ..............................................................                   41,200              1,176,775

LODGING - HOTELS - 0.9%
La Quinta Inns, Inc. ...............................................................                  101,000              1,950,562

MANUFACTURING - DIVERSIFIED - 1.8%
Carlisle Companies, Inc. ...........................................................                   16,400                701,100
Illinois Tool Works, Inc. ..........................................................                   57,000              3,427,125
                                                                                                                          ----------
                                                                                                                           4,128,225
MANUFACTURING - SPECIALIZED - 2.6%
Diebold, Inc. ......................................................................                   37,500              1,898,437
Sealed Air Corporation* ............................................................                   39,700              2,451,475
US Filter Corporation* .............................................................                   49,750              1,489,391
                                                                                                                          ----------
                                                                                                                           5,839,303
MEDICAL PRODUCTS & SUPPLIES - 2.0%
ATL Ultrasound, Inc.* ..............................................................                   53,500              2,461,000
Stryker Corporation ................................................................                   43,500              1,620,375
Sunrise Medical, Inc.* .............................................................                   30,200                466,213
                                                                                                                          ----------
                                                                                                                           4,547,588
NATURAL GAS - 0.8%
Sonat, Inc. ........................................................................                   42,000              1,921,500

OFFICE EQUIPMENT & SUPPLIES - 1.6%
Corporate Express, Inc.* ...........................................................                  176,000              2,266,000
Herman Miller, Inc. ................................................................                   25,000              1,364,062
                                                                                                                          ----------
                                                                                                                           3,630,062
OIL & GAS - DRILLING & EQUIPMENT - 2.1%
ENSCO International, Inc. ..........................................................                   77,000              2,579,500
Smith International, Inc.* .........................................................                   34,500              2,117,437
                                                                                                                          ----------
                                                                                                                           4,696,937
OIL & GAS EXPLORATION & PRODUCTION - 4.4%
Anadarko Petroleum Corporation .....................................................                   32,600             $1,978,412
Apache Corporation .................................................................                  135,000              4,733,438
Forcenergy, Inc.* ..................................................................                  126,000              3,299,625
                                                                                                                          ----------
                                                                                                                          10,011,475
PHARMACEUTICALS - 4.8%
Dura Pharmaceuticals, Inc.* ........................................................                   77,500              3,555,313
Jones Medical Industries, Inc. .....................................................                   40,000              1,530,000
Mylan Laboratories, Inc. ...........................................................                  105,400              2,206,812
Teva Pharmaceutical
Industries, Ltd. ADR ...............................................................                   75,000              3,548,438
                                                                                                                          ----------
                                                                                                                          10,840,563
RAILROADS - 0.5%
Illinois Central Corporation .......................................................                   33,000              1,124,063

RETAIL - COMPUTERS & ELECTRONICS - 0.6%
Comp USA, Inc.* ....................................................................                   47,000              1,457,000

RETAIL - DEPARTMENT STORES - 0.4%
Family Dollar Stores, Inc. .........................................................                   31,000                908,687

RETAIL - GENERAL MERCHANDISE - 1.2%
Dollar Tree Stores, Inc.* ..........................................................                   67,500              2,792,811

RETAIL - SPECIALTY - 4.7%
Bed Bath & Beyond, Inc.* ...........................................................                   32,500              1,251,250
General Nutrition Companies, Inc.* .................................................                   77,000              2,618,000
Payless Shoesource, Inc.* ..........................................................                   39,000              2,617,875
Staples, Inc.* .....................................................................                  119,250              3,309,187
Tiffany & Company ..................................................................                   19,500                703,219
                                                                                                                          ----------
                                                                                                                          10,499,531
SERVICES - ADVERTISING/MARKETING - 1.8%
Acxiom Corporation* ................................................................                   22,000                423,500
Omnicom Group, Inc. ................................................................                   85,000              3,601,875
                                                                                                                          ----------
                                                                                                                           4,025,375
SERVICES - COMMERCIAL & CONSUMER - 4.7%
Angelica Corporation ...............................................................                   16,500                373,312
Apollo Group, Inc.* ................................................................                   56,000              2,646,000
Cintas Corporation .................................................................                   52,000              2,028,000
Manpower, Inc. .....................................................................                   43,000              1,515,750
Robert Half International, Inc.* ...................................................                   47,250              1,890,000
Stewart Enterprises, Inc. (CI. A) ..................................................                   49,000              2,284,625
                                                                                                                          ----------
                                                                                                                          10,737,687
SERVICES - COMPUTER SYSTEMS - 0.6%
Sungard Data Systems, Inc.* ........................................................                   45,000              1,395,000

SERVICES - DATA PROCESSING - 1.8%
Fiserv, Inc.* ......................................................................                   25,500              1,252,687
Paychex, Inc. ......................................................................                   56,100              2,840,063
                                                                                                                          ----------
                                                                                                                           4,092,750
TELECOMMUNICATION - LONG DISTANCE - 1.1%
LCI International, Inc.* ...........................................................                   83,200              2,558,400

                            See accompanying notes.

                                       42

Schedule of Investments
December 31, 1997

SERIES J (Emerging Growth)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Principal
                                                                                                      Amount or
                                                                                                       Number               Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT - 1.6%
U.S.A. Waste Services, Inc.* .......................................................                   92,200           $  3,618,850
                                                                                                                        ------------
     Total common stocks - 93.0% ............................................................................            210,447,459
     Cash and other assets, less liabilities - 7.0% .........................................................             15,849,981
                                                                                                                        ------------
     Total net assets - 100.0% ..............................................................................           $226,297,440
                                                                                                                        ============
SERIES K (Global Aggressive Bond)
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS
----------------------
ARGENTINA - 5.0%
Republic of Argentina, 5.50% - 2023(5) .............................................             $  1,000,000             $  733,750

BRAZIL - 4.9%
Government of Brazil "C", 4.50% - 2014(6) ..........................................             $    912,208                716,083

COSTA RICA - 2.6%
Banco Costa Rica, 6.25% - 2010 .....................................................             $    459,015                380,982

DOMINICAN REPUBLIC - 4.6%
Central Bank of Dominican Republic, 6.875% - 2024(7) ...............................             $    850,000                680,000

ECUADOR - 2.6%
Republic of Ecuador, 6.6875% - 2025(7) .............................................             $    500,000                377,604

GREECE - 7.2%
Hellenic Republic, 11.00% - 2003(2) ................................................              310,000,000              1,056,640

HUNGARY - 6.0%
Government of Hungary,
     21.00% - 1999(2) ..............................................................               40,000,000                204,173
     23.00% - 1999(2) ..............................................................              130,000,000                670,947
                                                                                                                          ----------
                                                                                                                             875,120
MEXICO - 2.8%
United Mexican States, 6.25% - 2019 ................................................             $    500,000                417,188

PHILIPPINES - 3.5%
Central Bank Philippines, 6.00% - 2008 .............................................             $    600,000                521,836

POLAND - 3.0%
Government of Poland, 16.00% - 1998(2) .............................................                1,675,000                443,541

SOUTH AFRICA - 6.3%
Electricity Supply Commission, 11.00% - 2008(2) ....................................                2,600,000             $  450,692
Republic of South Africa, 12.00% - 2005(2) .........................................                2,500,000                474,386
                                                                                                                          ----------
                                                                                                                             925,078
UNITED KINGDOM - 4.2%
United Kingdom Treasury Bond, 7.50% - 2006(2) ......................................                  350,000                620,162
                                                                                                                          ----------
     Total government obligations - 52.7% ...................................................................              7,747,984

CORPORATE BONDS
---------------
CANADA - 7.4%
CHC Helicopter, 11.50% - 2002 ......................................................             $    500,000                533,750
Roger's Communication, Inc., 10.50% - 2006 .........................................             $    500,000                377,276
Stelco, Inc., 10.40% - 2009 ........................................................             $    200,000                180,903
                                                                                                                          ----------
                                                                                                                           1,091,929
CZECH REPUBLIC - 3.7%
CEZ, a.s., 11.30% - 2005(2) ........................................................               13,000,000                325,071
Skofin, S.R.O., a.s., 11.625% - 1998(2) ............................................                7,700,000                218,902
                                                                                                                          ----------
                                                                                                                             543,973
DENMARK - 9.9%
Nykredit, 7.00% - 2026(2) ..........................................................                3,454,609                504,780
Realkredit Danmark, 7.00% - 2026(2) ................................................                3,458,412                506,346
Unikredit Realkredit, 7.00% - 2026(2) ..............................................                2,982,500                437,321
                                                                                                                          ----------
                                                                                                                           1,448,447

UNITED STATES - 15.5%
Archibald Candy Corporation, 10.25% - 2004 .........................................             $    500,000                522,500
BA Mortgage Securities 1997-2 B4, 7.25% - 2027 .....................................             $    499,002                356,007
Chiquita Brands International, Inc., 10.25% - 2006 .................................             $    250,000                273,125
Citicorp Mortgage Securities, Inc., 7.25% - 2027 ...................................             $    408,448                287,270
Countrywide Home Loans, 7.50% - 2027 ...............................................             $    701,717                650,843
Residential Asset Securitization Trust, 7.50% - 2011 ...............................             $    231,709                184,453
                                                                                                                          ----------
                                                                                                                           2,274,198
                                                                                                                          ----------
     Total corporate bonds - 36.5% ..........................................................................              5,358,547

                            See accompanying notes.

                                       43

Schedule of Investments
December 31, 1997

SERIES K (Global Aggresive Bond)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Principal
                                                                                                  Amount or
                                                                                                   Number                   Market
SHORT TERM INVESTMENTS                                                                           of Shares                  Value
------------------------------------------------------------------------------------------------------------------------------------
MEXICO - 2.9%
Mexican Cetes, 0% - 3-5-98(2) ......................................................                3,600,000            $  432,169

TURKEY - 2.7%
Government of Turkey Treasury Bill, 0% -5-27-98(2) .................................          110,000,000,000               393,945

UNITED STATES - 0.6%
United States Treasury Bill, 0% - 01-22-98 .........................................             $    100,000                99,717
                                                                                                                         ----------
     Total short-term investments - 6.2% ....................................................................               925,831
                                                                                                                         ----------
     Total investments - 95.4% ..............................................................................            14,032,362

WRITTEN OPTIONS
---------------
Call option on Government of Brazil "C" Bond, strike price
     77.8125 USD - January 1998 (premium $19,300) - 0.0% ...................................................                (25,186)

     Cash and other assets, less liabilities - 4.6% ........................................................                671,495
                                                                                                                       ------------
     Total net assets - 100% ...............................................................................           $ 14,678,671
                                                                                                                       ============
SERIES M (Specialized Asset Allocation)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS
---------------
BANKS & CREDITS - 4.2%
Citicorp, 7.125% - 2003 ............................................................             $  1,000,000            $1,033,750
Star Bank Cincinnati, 6.375% - 2004 ................................................             $  1,000,000             1,000,000
                                                                                                                         ----------
                                                                                                                          2,033,750
BROKERAGE - 0.6%
Merrill Lynch & Company, Inc., 8.00% - 2007 ........................................             $    250,000               277,188

COMMUNICATIONS - 0.1%
News America Holdings, 8.625% - 2003 ...............................................             $     40,000                43,700

FINANCIAL SERVICES - 0.3%
MCN Investment Corporation, 6.32% - 2003 ...........................................             $    125,000               124,375

INDUSTRIAL SERVICES - 4.1%
Black & Decker, 7.50% - 2003 .......................................................             $  1,000,000             1,045,000
Rite Aid Corporation, 6.70% - 2001 .................................................             $    400,000               406,000
Xerox Corporation, 8.125% - 2002 ...................................................             $    500,000               535,000
                                                                                                                         ----------
                                                                                                                          1,986,000
INSURANCE - 2.3%
Hartford Life, Inc., 7.10% - 2007 ..................................................             $  1,100,000             1,131,625

PETROLEUM - 0.2%
Occidental Petroleum Corporation, 6.24% - 2000 .....................................             $    110,000            $  110,137

RENTAL AUTO/EQUIPMENT - 2.3%
Hertz Corporation, 7.00% - 2004 ....................................................             $  1,100,000             1,128,875

TELECOMMUNICATIONS - 1.1%
U.S. West Capital Funding, Inc., 7.30% - 2007 ......................................             $    500,000               515,000

TRANSPORTATION - NON-RAIL - 1.1%
Airborne Freight Corporation, 7.35% - 2005 .........................................             $    500,000               511,250
                                                                                                                         ----------
     Total corporate bonds - 16.3% ..........................................................................             7,861,900

COMMON STOCKS
-------------
BIOTECHNOLOGY - 1.5%
Amgen, Inc.* .......................................................................                    2,800               151,550
Centocor, Inc.* ....................................................................                    3,300               109,725
Chiron Corporation* ................................................................                    7,400               125,800
Genome Therapeutics Corporation* ...................................................                   16,800               106,050
Genzyme Corporation* ...............................................................                    2,600                72,150
Intercardia, Inc.* .................................................................                    3,100                55,413
Millennium Pharmaceutical, Inc.* ...................................................                    3,400                64,600
NeXstar Pharmaceuticals, Inc.* .....................................................                    5,100                58,012
                                                                                                                         ----------
                                                                                                                            743,300
BROADCAST MEDIA - 1.3%
TCI Satellite Entertainment, Inc.* .................................................                    1,200                 8,250
Tele-Communications, Inc.* .........................................................                   12,000               335,250
U.S. West Media Group* .............................................................                   10,000               288,750
                                                                                                                         ----------
                                                                                                                            632,250
COMPUTERS - NETWORKING - 1.8%
Bay Networks, Inc.* ................................................................                    9,400               240,288
3Com Corporation* ..................................................................                    6,600               230,587
Cabletron Systems, Inc.* ...........................................................                    9,800               147,000
Cisco Systems, Inc.* ...............................................................                    4,950               275,963
                                                                                                                         ----------
                                                                                                                            893,838
COMPUTERS - PERIPHERALS - 1.9%
EMC Corporation* ...................................................................                    6,000                64,625
Iomega Corporation* ................................................................                    8,600               106,963
Lexmark International Group, Inc.* .................................................                    4,900               186,200
Quantum Corporation* ...............................................................                    7,000               140,437
Read-Rite Corporation* .............................................................                    4,200                66,150
Seagate Technology, Inc.* ..........................................................                    2,400                46,200
Storage Technology Corporation* ....................................................                    3,300               204,394
                                                                                                                         ----------
                                                                                                                            914,969
                            See accompanying notes.

                                       44

Schedule of Investments
December 31, 1997

SERIES M (Specialized Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Principal
                                                                                                      Amount or
                                                                                                       Number              Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE - 1.5%
Beneficial Corporation .............................................................                    1,600             $  133,000
Capital One Financial Corporation ..................................................                    2,600                140,888
Contifinancial Corporation* ........................................................                    4,200                105,787
Greentree Financial Corporation ....................................................                    2,800                 73,325
Household International, Inc. ......................................................                    1,100                140,319
MBNA Corporation ...................................................................                    4,500                122,906
                                                                                                                          ----------
                                                                                                                             716,225
ENTERTAINMENT - 1.9%
King World Productions, Inc. .......................................................                    4,300                248,325
Time Warner, Inc. ..................................................................                    5,000                310,000
Viacom, Inc.* ......................................................................                    6,000                245,250
The Walt Disney Company ............................................................                    1,200                118,875
                                                                                                                          ----------
                                                                                                                             922,450
GAMING & LOTTERY - 2.2%
Circus Circus Enterprises, Inc.* ...................................................                    8,900                182,450
Harrah's Entertainment, Inc.* ......................................................                   13,300                251,038
International Game Technology ......................................................                   14,400                363,600
Mirage Resorts, Inc.* ..............................................................                   10,900                247,975
                                                                                                                          ----------
                                                                                                                           1,045,063
GOLD COMPANIES - 5.5%
Barrick Gold Corporation ...........................................................                   24,400                454,450
Battle Mountain Gold Company .......................................................                   90,000                528,750
Echo Bay Mines, Ltd.* ..............................................................                   99,000                241,313
Hecla Mining Company* ..............................................................                   24,500                120,969
Homestake Mining Company ...........................................................                   39,000                346,125
Newmont Mining Corporation .........................................................                   14,700                431,812
Placer Dome, Inc. ..................................................................                   34,400                436,450
Stillwater Mining Company* .........................................................                    6,600                110,550
                                                                                                                          ----------
                                                                                                                           2,670,419
LEISURE TIME PRODUCTS - 0.7%
Brunswick Corporation ..............................................................                    6,400                194,000
Callaway Golf Company ..............................................................                    5,300                151,381
                                                                                                                          ----------
                                                                                                                             345,381
LONG-TERM HEALTH CARE - 1.9%
Beverly Enterprises* ...............................................................                    6,900                 89,700
Genesis Health Ventures, Inc.* .....................................................                    6,400                168,800
Healthsouth Corporation* ...........................................................                    9,675                268,481
Health Care and Retirements Corporation* ...........................................                    3,100                124,775
Integrated Health Services, Inc. ...................................................                    4,300                134,106
Mariner Health Group, Inc.* ........................................................                    9,000                146,250
PharMerica, Inc.* ..................................................................                        1                      2
                                                                                                                          ----------
                                                                                                                             932,114
MANAGED HEALTH CARE - 1.2%
Express Scripts, Inc.* .............................................................                    3,100                186,000
Healthcare Compare Corporation* ....................................................                    3,100                158,488
Oxford Health Plans* ...............................................................                    2,100                 32,681
Pacificare Health Systems, Inc.* ...................................................                    1,600                 83,800
United Healthcare Corporation ......................................................                    2,600                129,187
                                                                                                                          ----------
                                                                                                                             590,156
RESTAURANTS - 2.1%
Applebees International, Inc. ......................................................                    3,000             $   54,188
Brinker International, Inc.* .......................................................                   12,000                192,000
CKE Restaurants, Inc. ..............................................................                    2,750                115,844
Cracker Barrel Old Country
Store, Inc. ........................................................................                    5,000                166,875
McDonald's Corporation .............................................................                    2,500                119,375
Outback Steakhouse, Inc.* ..........................................................                    5,000                143,750
Ryan's Family Steak House, Inc.* ...................................................                   10,000                 85,625
Wendy's International, Inc. ........................................................                    5,000                120,312
                                                                                                                          ----------
                                                                                                                             997,969
RETAIL - SPECIALTY - 1.4%
AutoZone, Inc.* ....................................................................                    3,500                101,500
Claire's Stores ....................................................................                    4,100                 79,693
OfficeMax, Inc.* ...................................................................                    7,200                102,600
The Pep Boys - Manny, Moe & Jack ...................................................                    3,800                 90,725
Staples, Inc.* .....................................................................                    3,600                 99,900
Toys "R" Us, Inc.* .................................................................                    2,900                 91,169
Viking Office Products, Inc.* ......................................................                    4,300                 93,794
                                                                                                                          ----------
                                                                                                                             659,381
TELECOMMUNICATIONS - 1.8%
Ameritech Corporation ..............................................................                    2,200                177,100
Bell Atlantic Corporation ..........................................................                    1,804                164,164
Bellsouth Corporation ..............................................................                    2,900                163,306
GTE Corporation ....................................................................                    3,100                161,975
SBC Communication, Inc. ............................................................                    2,560                187,520
                                                                                                                          ----------
                                                                                                                             854,065
TRUCKING - 1.6%
Caliber System, Inc. ...............................................................                    4,200                204,487
Rollins Truck Leasing Corporation ..................................................                    9,500                169,813
Ryder System, Inc. .................................................................                    4,000                131,000
USFreightways Corporation ..........................................................                    4,800                156,000
Werner Enterprises, Inc. ...........................................................                    6,600                135,300
                                                                                                                          ----------
                                                                                                                             796,600
TRUCKING PARTS & SUPPLIES - 2.1%
Cummins Engine Company, Inc. .......................................................                    3,700                218,531
Navistar International Corporation* ................................................                   18,900                468,956
PACCAR, Inc. .......................................................................                    6,200                325,500
                                                                                                                          ----------
                                                                                                                           1,012,987
                                                                                                                          ----------
     Total common stocks - 30.4% ............................................................................             14,727,167

U.S. GOVERNMENT AGENCIES
------------------------
FEDERAL HOME LOAN MORTGAGES - 0.8%
     6.00% - 2006 ..................................................................             $     57,863                 57,348
     7.00% - 2020 ..................................................................             $    250,000                250,598
     7.00% - 2021 ..................................................................             $    100,000                 99,784
                                                                                                                          ----------
                                                                                                                             407,730
                            See accompanying notes.

                                       45

Schedule of Investments
December 31, 1997

SERIES M (Specialized Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Principal
                                                                                                  Amount or
                                                                                                   Number                   Market
U.S. GOVERNMENT AGENCIES (continued)                                                              of Shares                  Value
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.0%
     7.17% - 2007 ..................................................................             $    500,000             $  507,950
     6.50% - 2018 ..................................................................             $    140,000                138,250
     6.95% - 2020 ..................................................................             $    170,000                169,609
     7.50% - 2020 ..................................................................             $    160,000                162,683
                                                                                                                          ----------
                                                                                                                             978,492
U.S. TREASURY NOTE - 1.7%
     6.875% - 1999 .................................................................             $    800,000                815,016
                                                                                                                          ----------
     Total U.S. government & government agencies - 4.5% .....................................................              2,201,238

REAL ESTATE INVESTMENT TRUSTS
-----------------------------
American Health Properties, Inc. ...................................................                    4,600                126,787
Avalon Properties, Inc. ............................................................                    4,000                123,750
CBL & Associates Properties Trust ..................................................                    4,600                113,562
Duke Realty Investment, Inc. .......................................................                    5,700                138,225
Equity Residential Properties, Inc. ................................................                    2,300                116,294
Federal Realty Investment Trust ....................................................                    4,350                112,012
General Growth Property, Inc. ......................................................                    3,550                128,244
Glimcher Realty Trust ..............................................................                    5,550                125,222
Health Care Property Investors, Inc. ...............................................                    3,200                121,000
Kimco Realty Corporation ...........................................................                    3,600                126,900
Merry Land & Investment Company ....................................................                    5,200                118,950
New Plan Realty Trust ..............................................................                    5,100                130,050
Post Properties, Inc. ..............................................................                    2,850                115,781
Public Storage, Inc. ...............................................................                    3,800                111,625
Security Capital Pacific Trust .....................................................                    5,100                123,675
Security Capital Pacific Trust - Warrants ..........................................                      268                  1,407
Simon Debartolo Group, Inc. ........................................................                    3,700                120,944
Spieker Properties, Inc. ...........................................................                    3,200                137,200
United Realty Trust Dominion .......................................................                    7,700                107,319
Washington Real Estate Investment Trust ............................................                    6,400                107,200
Weingarten Realty Investors ........................................................                    2,700                120,994
                                                                                                                          ----------
     Total real estate investment trusts - 5.0% .............................................................              2,427,141

FOREIGN STOCKS
--------------
BELGIUM - 5.8%
Bekaert SA .........................................................................                       50                 29,757
Cementbedrijven Cimenteries ........................................................                      600                 53,927
Compagnie Benelux Paribas SA (COBEPA) ..............................................                      900                 40,931
Delhaize - Le Lion .................................................................                    1,550                 78,651
Electrabel .........................................................................                    1,900                439,488
Fortis AG ..........................................................................                    1,750                365,116
Gevaert Photo Productions ..........................................................                      900                 41,296
Groupe Bruxelles Lambert ...........................................................                      700                101,269
Kredietbank ........................................................................                    1,050                440,689
Petrofina SA .......................................................................                    1,050             $  387,552
Royale Belgium .....................................................................                      650                185,088
Solvay SA ..........................................................................                    5,000                314,441
Tractebel Investment International .................................................                    3,500                305,129
Union Miniere* .....................................................................                      500                 34,683
                                                                                                                          ----------
                                                                                                                           2,818,017

DENMARK - 5.6%
A/S Dampskibssellskabet Svendborg ..................................................                        4                261,712
A/S Forsikringsselskabet Codan .....................................................                      514                 72,440
Aktieselskabet Potagua .............................................................                    1,605                 42,661
Bang & Olufsen Holding A/S .........................................................                      927                 55,236
BG Bank A/S ........................................................................                    1,515                102,000
Carlsberg A/S ......................................................................                    2,240                121,163
Cheminova Holding A/S ..............................................................                    2,433                 57,208
D/S Norden A/S .....................................................................                      398                 47,954
Danisco A/S ........................................................................                    2,768                153,616
Danske Traelast ....................................................................                      616                 54,878
Den Danske Bank ....................................................................                    2,779                370,549
Finansierings Instituttet for Industri og Handvaerk A/S ............................                    2,146                 56,414
Finansieringsselskabet Gefion A/S ..................................................                    2,728                 51,395
FLS Industries A/S .................................................................                    2,409                 57,488
ISS International Service System A/S* ..............................................                    1,682                 61,903
J. Lauritzen Holding A/S* ..........................................................                    1,007                 84,564
Jyske Bank A/S .....................................................................                      692                 84,388
Korn-OG Foderstof Kompangniet A/S ..................................................                    1,736                 48,171
Novo Nordisk A/S ...................................................................                    2,989                427,797
Radiometer A/S .....................................................................                    1,067                 43,321
Sophus Berendsen A/S ...............................................................                      996                164,371
Sydbank A/S ........................................................................                    1,224                 69,716
Tele Danmark A/S ...................................................................                    1,073                 66,600
Topdanmark A/S* ....................................................................                      345                 65,501
Tryg-Baltica Forsikring A/S ........................................................                    1,449                 94,266
                                                                                                                          ----------
                                                                                                                           2,715,312

GERMANY - 8.1%
Allianz AG .........................................................................                    2,140                552,245
BASF AG ............................................................................                    7,919                282,752
Bayer AG ...........................................................................                    5,365                199,169
Bayerische Motoren Werke (BMW) AG ..................................................                      300                224,411
Continental AG .....................................................................                    1,198                 26,984
Daimler-Benz AG ....................................................................                    2,850                201,302
Degussa AG .........................................................................                      860                 42,569
Deutsche Bank AG ...................................................................                    5,108                357,381
Deutsche Telekom AG ................................................................                   18,700                346,327
Dresdner Bank AG ...................................................................                    4,589                208,772
Friedrich Grohe AG- Vorzugsak ......................................................                       43                 10,762
Heidelberger Zement AG .............................................................                      518                 36,328
Hochtief AG ........................................................................                    1,070                 44,037
Linde AG ...........................................................................                       86                 52,182

                            See accompanying notes.

                                       46

Schedule of Investments
December 31, 1997

SERIES M (Specialized Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Number             Market
FOREIGN STOCKS (continued)                                                                              of Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
GERMANY (CONTINUED)
Merck KGAA .........................................................................                    1,113             $   37,450
Muenchener Rueckversicherungs-Gesellschaft AG ......................................                      430                163,578
Preussag AG ........................................................................                      428                131,634
SAP AG .............................................................................                      728                220,864
Siemens AG .........................................................................                    7,662                462,351
Veba AG ............................................................................                    4,766                324,706
                                                                                                                          ----------
                                                                                                                           3,925,804
ITALY - 7.1%
Assicurazioni Gererali .............................................................                   12,650                310,884
Banco Ambrosiano Veneto ............................................................                    9,000                 34,463
Banco Commerciale Italiane .........................................................                   37,000                128,705
Benetton Group SPA .................................................................                    2,600                 42,574
Credito Italiano ...................................................................                   37,500                115,703
Edison SPA .........................................................................                   19,000                114,989
ENI SPA ............................................................................                   32,600                184,943
Fiat SPA ...........................................................................                   77,000                224,076
Ina-Instituto Naz Assicuraz ........................................................                  115,977                235,169
Instituto Bancario San Paolo di Torino .............................................                   12,500                119,485
Instituto Mobiliare Italiano .......................................................                   11,441                135,894
Mediobanca .........................................................................                   23,000                180,696
Montedison SPA .....................................................................                   51,800                 46,556
Olivetti Group* ....................................................................                   27,200                 16,446
Pirelli SPA ........................................................................                   85,000                227,404
Ras-Riun Adriat Di Sicurta .........................................................                    4,500                 44,160
Sirti SPA ..........................................................................                    4,000                 24,208
Telecom Italia Mobile SPA - RNC ....................................................                   27,614                 78,563
Telecom Italia Mobile SPA ..........................................................                  138,200                638,238
Telecom Italia SPA - RNC ...........................................................                   11,625                 51,287
Telecom Italia SPA .................................................................                   72,220                461,588
                                                                                                                          ----------
                                                                                                                           3,416,031
JAPAN - 12.2%
All Nippon Airways Company, Ltd ....................................................                   16,000                 61,529
Asahi Glass Company, Ltd. ..........................................................                   16,000                 76,295
Bank of Tokyo-Mitsubishi, Ltd. .....................................................                   16,000                221,503
Bank of Yokohama, Ltd. .............................................................                    9,000                 23,812
Bridgestone Corporation ............................................................                    4,000                 87,063
Canon, Inc. ........................................................................                    4,000                 93,523
Chubu Electric Power Company, Inc. .................................................                    4,800                 73,465
Dai Nippon Printing Company, Ltd. ..................................................                    5,000                 94,215
Daiei, Inc. ........................................................................                    8,000                 33,225
East Japan Railway Company .........................................................                       10                 45,300
Fanuc, Ltd. ........................................................................                      900                 34,194
Fuji Bank, Ltd. ....................................................................                   15,000                 60,913
Fuji Photo Film Company ............................................................                    2,000                 76,911
Fujitsu, Ltd. ......................................................................                    9,000                 96,907
Hitachi, Ltd. ......................................................................                   17,000                121,596
Honda Motor Company, Ltd. ..........................................................                    5,000                184,201
Industrial Bank of Japan, Ltd. .....................................................                   13,000                 92,985
Ito-Yokado Company, Ltd. ...........................................................                    1,000                 51,146
Japan Airlines Company, Ltd.* ......................................................                   16,000                 43,685
Kansai Electric Power Company ......................................................                    5,000             $   84,986
Kawasaki Heavy Industries ..........................................................                   16,000                 24,858
Kawasaki Steel Corporation .........................................................                   49,000                 67,081
Kinki Nippon Railway Company, Ltd. .................................................                   20,000                107,213
Kirin Brewery Company, Ltd. ........................................................                   10,000                 73,065
Komatsu, Ltd. ......................................................................                    8,000                 40,301
Kyocera Corporation ................................................................                    2,000                 91,062
Marubeni Corporation ...............................................................                   24,000                 42,270
Marui Company, Ltd. ................................................................                    3,000                 46,839
Matsushita Electric Industrial Company, Ltd. .......................................                   12,000                176,279
Mitsubishi Corporation .............................................................                   21,000                166,358
Mitsubishi Estate Company, Ltd .....................................................                    8,000                 87,370
Mitsubishi Heavy Industrial, Ltd. ..................................................                   26,000                108,782
Mitsubishi Motors Corporation ......................................................                   17,000                 57,529
Mitsui Fudosan Company, Ltd. .......................................................                    9,000                 87,217
NEC Corporation ....................................................................                   10,000                106,906
Nippon Oil Company, Ltd. ...........................................................                   16,000                 41,470
Nippon Steel Corporation ...........................................................                   47,000                 69,766
Nippon Telegraph & Telephone Corporation ...........................................                       30                258,420
Nippondenso Company, Ltd. ..........................................................                    5,000                 90,370
Nissan Motor Company, Ltd. .........................................................                   16,000                 66,451
Normura Securities Company, Ltd. ...................................................                   12,000                160,589
Sankyo Company, Ltd. ...............................................................                    3,000                 68,066
Secom Company, Ltd. ................................................................                    1,000                 64,143
Seibu Railway, Ltd. ................................................................                    4,000                175,356
Sekisui House, Ltd. ................................................................                   18,000                116,150
Seven-Eleven Japan Company, Ltd. ...................................................                    2,000                142,131
Sharp Corporation ..................................................................                    8,000                 55,253
Shin-Etsu Chemical Company .........................................................                    5,000                 95,754
Sony Corporation ...................................................................                    1,600                142,746
Sumitomo Bank, Ltd. ................................................................                   20,000                229,194
Sumitomo Chemical Company ..........................................................                   23,000                 53,068
Taisho Pharmaceutical Company, Ltd. ................................................                    3,000                 76,834
Takeda Chemical Industries .........................................................                    4,000                114,443
Tokai Bank, Ltd. ...................................................................                    9,000                 42,085
Tokio Marine & Fire Insurance Company ..............................................                   10,000                113,828
Tokyo Electric Power Company .......................................................                   14,500                265,418
Tokyu Corporation ..................................................................                   25,000                 96,907
Toshiba Corporation ................................................................                   17,000                 70,996
Toyoda Automatic Loom Works, Ltd. ..................................................                    3,000                 55,376
Toyota Motor Corporation ...........................................................                   10,000                287,646
                                                                                                                          ----------
                                                                                                                           5,893,044
                                                                                                                          ----------
     Total foreign stocks - 38.8% ...........................................................................             18,768,208

                            See accompanying notes.

                                       47

Schedule of Investments
December 31, 1997

SERIES M (Specialized Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Principal
                                                                                                     Amount or
                                                                                                      Number               Market
FOREIGN WARRANTS                                                                                    of Shares              Value
------------------------------------------------------------------------------------------------------------------------------------
Gevaert NV, Warrants - 2000 ........................................................                      900             $    4,032
Tractebel Warrants - 1999 ..........................................................                      600                  1,539
                                                                                                                          ----------
     Total foreign warrants - 0.0% ..........................................................................                  5,571

TEMPORARY CASH INVESTMENTS
--------------------------
FEDERAL MORTGAGE CORPORATION DISCOUNT NOTE - 3.1%
     5.59% - 2-20-98 ...............................................................             $  1,500,000              1,488,523

MONEY MARKET FUND - 1.6%
Vista Federal Money Market Fund ....................................................                  765,000                765,000
                                                                                                                        ------------
Total temporary cash investments - 4.7% .....................................................................              2,253,523
                                                                                                                        ------------
     Total investments - 99.7% ..............................................................................             48,244,748
     Cash and other assets, less liabilities - 0.3% .........................................................                134,062
                                                                                                                        ------------
     Total net assets - 100% ................................................................................           $ 48,378,810
                                                                                                                        ============
SERIES N (Managed Asset Allocation)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS
---------------
ADVERTISING - 0.1%
ITT Publimedia, 9.375% - 2007 ......................................................             $     50,000             $   52,625

AEROSPACE/DEFENSE - 0.4%
B.E. AeroSpace, 9.875% - 2006 ......................................................             $     35,000                 36,925
Raytheon Company, 6.50% - 2005 .....................................................             $    100,000                100,625
                                                                                                                          ----------
                                                                                                                             137,550
AUTOMOBILES - 0.1%
Venture Holdings Trust, 9.50% - 2005 ...............................................             $     50,000                 50,375

BANKS & CREDIT - 0.4%
B.F. Saul Reit, 11.625% - 2002 .....................................................             $     50,000                 53,375
Banker's Trust - NY, 7.25% - 2003 ..................................................             $    100,000                103,375
                                                                                                                          ----------
                                                                                                                             156,750
BROADCAST MEDIA - 0.1%
American Radio Systems, 9.00% - 2006 ...............................................             $     50,000                 53,375

BUILDING/CONSTRUCTION PRODUCTS - 0.1%
Synthetic Industries, 9.25% - 2007 .................................................             $     50,000                 52,875

BUILDING MATERIALS - 0.1%
Falcon Building, 9.50% - 2007 ......................................................             $     50,000             $   51,500

CABLE SYSTEMS - 0.8%
Comcast Cable Communications, 8.125% - 2004 ........................................                  100,000                107,625
Frontiervision, 11.00% - 2006 ......................................................                   50,000                 55,625
Fundy Cable, Ltd., 11.00% - 2005 ...................................................                   50,000                 53,875
Marcus Cable Operating Company, 0.00% - 2004(1).....................................                   50,000                 46,500
Northland Cable Television, 10.25% - 2007 ..........................................                   50,000                 52,688
                                                                                                                          ----------
                                                                                                                             316,313
CHEMICALS - SPECIALTY - 0.3%
Agricultural Minerals & Chemicals, 10.75% - 2003 ...................................                   50,000                 53,625
Sterling Chemicals, Inc., 11.25% - 2007 ............................................                   50,000                 52,750
                                                                                                                          ----------
                                                                                                                             106,375
COAL MINING - 0.1%
AEI Holdings, 10.00% - 2007 ........................................................                   50,000                 51,250

COMMERCIAL SERVICES - 0.1%
Dyncorp, Inc., 9.50% - 2007 ........................................................                   50,000                 50,750

CONSUMER GOODS & SERVICES - 0.6%
Coinmach Corporation Series B, 11.75% - 2005 .......................................                   50,000                 55,250
Doane Products Company, 10.625% - 2006 .............................................                   50,000                 53,313
Revlon Consumer Products Company, 10.50% - 2003 ....................................                   75,000                 79,031
Windy Hill Pet Food Company, 9.75% - 2007 ..........................................                   50,000                 52,000
                                                                                                                          ----------
                                                                                                                             239,594
COSMETICS - 0.3%
American Safety Razor Company, 9.875% - 2005 .......................................                  100,000                106,625

ELECTRIC UTILITIES - 1.3%
Florida Power & Light Company, 5.70% - 1998 ........................................                  100,000                100,000
Midwest Power System, 7.125% - 2003 ................................................                  140,000                145,425
Monongahela Power, 8.50% - 2022 ....................................................                  100,000                105,125
Southern California Edison, 6.50% - 2001 ...........................................                   50,000                 50,438
Texas Utilities, 5.875% - 1998 .....................................................                  110,000                110,000
                                                                                                                          ----------
                                                                                                                             510,988
                            See accompanying notes.

                                       48

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Principal            Market
CORPORATE BONDS (continued)                                                                            Amount               Value
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 0.5%
Celestica International, 10.50% - 2006 .............................................             $     25,000             $   27,062
Communications & Power Industry, 12.00% - 2005 .....................................                   50,000                 55,625
Fairchild Semiconductor, 10.125% - 2007 ............................................                   50,000                 52,750
Viasystems, Inc., 9.75% - 2007 .....................................................                   50,000                 51,563
                                                                                                                          ----------
                                                                                                                             187,000
ENTERTAINMENT - 0.8%
AMC Entertainment, Inc., 9.50% - 2009 ..............................................                   50,000                 51,688
Six Flags Theme Parks, 0.00% - 2005(1)..............................................                   75,000                 78,281
Time Warner Entertainment, 7.25% - 2008 ............................................                  100,000                104,625
United Artists Theatre, 9.30% - 2015 ...............................................                   48,706                 49,741
                                                                                                                          ----------
                                                                                                                             284,335
ENVIRONMENTAL - 0.2%
Allied Waste North America, 10.25% - 2006 ..........................................                   50,000                 54,687

FINANCIAL SERVICES - 1.2%
Conseco, Inc., 8.125% - 2003 .......................................................                  100,000                105,750
Intertek Finance PLC, 10.25% - 2006 ................................................                   50,000                 52,250
New York Life Insurance, 7.50% - 2023 ..............................................                  100,000                103,875
Ocwen Capital Trust, 10.875% - 2027 ................................................                  100,000                108,125
Salomon, Inc., 6.75% - 2003 ........................................................                  100,000                101,125
                                                                                                                          ----------
                                                                                                                             471,125
FOOD & BEVERAGES - 0.4%
Ameriserve Food Distributors, 10.125% - 2007 .......................................                   50,000                 52,375
Archibald Candy Corporation, 10.25% - 2004 .........................................                   50,000                 52,250
Aurora Foods, Inc., 9.875% - 2007 ..................................................                   50,000                 52,625
                                                                                                                          ----------
                                                                                                                             157,250
FOOD WHOLESALERS - 0.3%
Price/Costco, Inc., 7.125% - 2005 ..................................................                  100,000                104,500

HEALTH CARE - SERVICES - 0.1%
Vencor, Inc., 8.625% - 2007 ........................................................                   50,000                 50,000

HOTEL/MOTEL - 0.6%
Courtyard by Marriott, 10.75% - 2008 ...............................................                   50,000                 54,938
Grand Casinos, 10.125% - 2003 ......................................................                   50,000                 53,937
Host Marriott Travel Plaza, 9.50% - 2005 ...........................................                   50,000                 53,125
Rio Hotel & Casino, Inc.,
     10.625% - 2005 ................................................................                   30,000                 32,400
     9.50% - 2007 ..................................................................                   25,000                 26,500
                                                                                                                          ----------
                                                                                                                             220,900
LEASING - 0.3%
Penske Truck Leasing, 6.65% - 2000 .................................................                  100,000                101,500

MANUFACTURING - 0.2%
International Wire Group, 11.75% - 2005 ............................................                   50,000                 54,625

MEDICAL - 0.2%
Owens & Minor, Inc., 10.875% - 2006 ................................................                   25,000                 27,562
Quest Diagnostic, Inc., 10.75% - 2006 ..............................................                   25,000                 27,375
                                                                                                                          ----------
                                                                                                                              54,937
METALS & MINERALS - 0.4%
Freeport McMoran Resources, 7.00% - 2008 ...........................................                   50,000                 50,063
Haynes International, Inc., 11.625% - 2004 .........................................                   50,000                 57,625
Maxxam Group, Inc., 11.25% - 2003 ..................................................                   50,000                 53,000
                                                                                                                          ----------
                                                                                                                             160,688
MISCELLANEOUS - 0.3%
Energy Corporation of America, 9.50% - 2007 ........................................                   50,000                 50,000
McDonald's Corporation, 6.625% - 2005 ..............................................                   50,000                 51,000
                                                                                                                          ----------
                                                                                                                             101,000
OIL - 0.3%
Kelley Oil & Gas Corporation, 10.375% - 2006 .......................................                   50,000                 53,250
Pride Petroleum Services, Inc., 9.375% - 2007 ......................................                   50,000                 53,750
                                                                                                                          ----------
                                                                                                                             107,000
PACKAGING & CONTAINERS - 0.6%
Bway Corporation, 10.25% - 2007 ....................................................                   50,000                 54,063
Container Corporation of America, 10.75% - 2002 ....................................                  100,000                109,000
Plastic Containers, Inc., 10.00% - 2006 ............................................                   25,000                 26,312
U.S. Can Corporation, 10.125% - 2006 ...............................................                   50,000                 52,750
                                                                                                                          ----------
                                                                                                                             242,125
                            See accompanying notes.

                                       49

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Principal
                                                                                                       Amount or
                                                                                                        Number              Market
CORPORATE BONDS (continued)                                                                            of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
PUBLISHING - 0.1%
Sun Media Corporation, 9.50% - 2007 ................................................             $     50,000             $   53,625

RETAIL - SPECIALTY - 0.3%
Safelite Glass Corporation, 9.875% - 2006 ..........................................             $     49,693                 54,414
Specialty Retailers, 8.50% - 2005 ..................................................             $     50,000                 50,875
                                                                                                                          ----------
                                                                                                                             105,289
TELECOMMUNICATIONS - 0.7%
Lucent Technologies, Inc., 6.90% - 2001 ............................................             $    100,000                102,500
Sprint Spectrum LP, 11.00% - 2006 ..................................................             $    100,000                112,250
Telewest Communication PLC, 0.00% - 2007(1) ........................................             $     50,000                 39,000
                                                                                                                          ----------
                                                                                                                             253,750
TEXTILES - 0.3%
Dan River, Inc., 10.125% - 2003 ....................................................             $     50,000                 53,375
Dyersburg Corporation, 9.75% - 2007 ................................................             $     50,000                 52,375
                                                                                                                          ----------
                                                                                                                             105,750
TRANSPORTATION - 0.1%
Stena AB, 8.75% - 2007 .............................................................             $     50,000                 50,625

TRANSPORTATION - MISCELLANEOUS - 0.1%
Sea Containers, Ltd., 12.50% - 2004 ................................................             $     30,000                 34,012
                                                                                                                          ----------
     Total corporate bonds - 12.8% ..........................................................................              4,891,668

COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 0.5%
Boeing Company .....................................................................                    2,515                123,058
Lockheed Martin Corporation ........................................................                      500                 49,250
Northrop Grumman Corporation .......................................................                      200                 23,000
Raytheon Company (CI. A)* ..........................................................                      121                  5,975
                                                                                                                          ----------
                                                                                                                             201,283
AGRICULTURAL PRODUCTS - 0.1%
Archer-Daniels-Midland Company .....................................................                    1,801                 39,059

AIRLINES - 0.3%
AMR Corporation* ...................................................................                      400                 51,400
Delta Air Lines, Inc. ..............................................................                      200                 23,800
KLM Royal Dutch Air Lines NV ADR ...................................................                      800                 30,200
                                                                                                                          ----------
                                                                                                                             105,400
ALUMINUM - 0.1%
Aluminum Company of America ........................................................                      600                 42,225

AUTO PARTS & EQUIPMENT - 0.2%
Eaton Corporation ..................................................................                      200             $   17,850
Genuine Parts Company ..............................................................                    1,150                 39,028
TRW, Inc. ..........................................................................                      700                 37,363
                                                                                                                          ----------
                                                                                                                              94,241
AUTOMOBILES - 1.0%
Chrysler Corporation ...............................................................                      700                 24,631
Echlin, Inc. .......................................................................                      800                 28,950
Ford Motor Company .................................................................                    3,000                146,063
General Motors Corporation .........................................................                    1,900                115,188
Honda Motor Company, Ltd. ADR ......................................................                      700                 51,712
                                                                                                                          ----------
                                                                                                                             366,544
BANKS - MAJOR REGIONAL - 3.6%
Banc One Corporation ...............................................................                    1,600                 86,900
Banco Frances Del Rio De La Plata ADR ..............................................                      805                 22,037
Bankamerica Corporation ............................................................                    1,800                131,400
Citicorp ...........................................................................                    1,100                139,081
Corestates Financial Corporation ...................................................                      900                 72,056
Fifth Third Bancorp ................................................................                      750                 61,313
First Chicago NBD Corporation ......................................................                      800                 66,800
First Union Corporation ............................................................                    1,600                 82,000
Fleet Financial Group, Inc. ........................................................                      800                 59,950
Huntington Bancshares, Inc. ........................................................                      700                 25,200
Keycorp ............................................................................                      700                 49,569
Mellon Bank Corporation ............................................................                      900                 54,563
J.P. Morgan & Company, Inc. ........................................................                      500                 56,438
NationsBank Corporation ............................................................                    1,800                109,463
Norwest Corporation ................................................................                    2,000                 77,250
PNC Bank Corporation ...............................................................                      915                 52,212
State Street Boston Corporation ....................................................                      600                 34,912
U.S. Bancorp .......................................................................                      777                 86,975
Wells Fargo & Company ..............................................................                      300                101,831
                                                                                                                          ----------
                                                                                                                           1,369,950
BANKS - MONEY CENTER - 0.3%
Chase Manhattan Corporation ........................................................                    1,112                121,764

BEVERAGES - ALCOHOLIC - 0.3%
Anheuser-Busch Companies, Inc. .....................................................                    1,200                 52,800
Diageo PLC ADR .....................................................................                      900                 34,087
LVMH Moet Hennessy Lou ADR .........................................................                    1,000                 33,125
                                                                                                                          ----------
                                                                                                                             120,012

BEVERAGES - SOFT DRINK - 1.3%
Coca-Cola Company ..................................................................                    5,700                379,762
PepsiCo, Inc. ......................................................................                    3,600                131,175
                                                                                                                          ----------
                                                                                                                             510,937
BIOTECHNOLOGY - 0.1%
Amgen, Inc.* .......................................................................                      800                 43,300

                            See accompanying notes.

                                       50

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number               Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
BROADCAST MEDIA - 0.5%
Clear Channel Communications, Inc.* ................................................                      400             $   31,775
Comcast Corporation (CI. A) ........................................................                    1,100                 34,719
U.S. West Media Group ..............................................................                    1,800                 51,975
Viacom, Inc. (CI. B)* ..............................................................                    1,400                 58,012
                                                                                                                          ----------
                                                                                                                             176,481
BUILDING MATERIALS - 0.1%
Masco Corporation ..................................................................                      700                 35,613

CHEMICALS - BASIC - 1.2%
Akzo Nobel NV ADR ..................................................................                    1,300                112,938
Dow Chemical Company ...............................................................                      700                 71,050
du Pont (E.I.) de Nemours & Company ................................................                    2,800                168,175
FMC Corporation* ...................................................................                      300                 20,194
Great Lakes Chemical Corporation ...................................................                      700                 31,413
Morton International, Inc. .........................................................                      900                 30,937
Solutia, Inc. ......................................................................                      280                  7,472
                                                                                                                          ----------
                                                                                                                             442,179
CHEMICALS - DIVERSIFIED - 0.2%
Monsanto Company ...................................................................                    1,600                 67,200

CHEMICALS - SPECIALTY - 0.3%
Minnesota Mining & Manufacturing Company ...........................................                    1,100                 90,269
Rohm & Haas Company ................................................................                      400                 38,300
                                                                                                                          ----------
                                                                                                                             128,569
COMMUNICATIONS EQUIPMENT - 0.9%
Lucent Technologies ................................................................                    1,486                118,694
Motorola, Inc. .....................................................................                    1,600                 91,300
Oy Nokia AB Corporation ADR ........................................................                      300                 21,000
Northern Telecom, Ltd. .............................................................                      800                 71,200
Tellabs, Inc.* .....................................................................                      700                 37,013
                                                                                                                          ----------
                                                                                                                             339,207
COMPUTER HARDWARE - 1.6%
Compaq Computer Company* ...........................................................                    1,800                101,588
Dell Computer Corporation* .........................................................                    1,200                100,800
Hewlett-Packard Company ............................................................                    2,300                143,750
International Business Machines Corporation ........................................                    2,100                219,581
Sun Microsystems, Inc.* ............................................................                    1,100                 43,862
                                                                                                                          ----------
                                                                                                                             609,581
COMPUTER SOFTWARE/SERVICES - 1.4%
Adobe Systems, Inc. ................................................................                      100                  4,125
Ceridian Corporation* ..............................................................                      600                 27,487
Computer Associates International, Inc. ............................................                    1,500                 79,313
Microsoft Corporation* .............................................................                    2,700                348,975
Novell, Inc.* ......................................................................                    3,000                 22,500
Oracle Corporation* ................................................................                    2,150                 47,972
Parametric Technology Company* .....................................................                      400                 18,950
                                                                                                                          ----------
                                                                                                                             549,322
COMPUTERS - NETWORKING - 0.3%
Bay Networks, Inc.* ................................................................                      400             $   10,225
Cisco Systems, Inc.* ...............................................................                    2,100                117,075
                                                                                                                          ----------
                                                                                                                             127,300
COMPUTERS - PERIPHERALS - 0.1%
Seagate Technology* ................................................................                    1,100                 21,175

CONSUMER FINANCE - 0.2%
Greentree Financial Corporation ....................................................                      600                 15,712
Household International, Inc. ......................................................                      400                 51,025
                                                                                                                          ----------
                                                                                                                              66,737
CONTAINERS & PACKAGING - 0.1%
Bemis Company, Inc. ................................................................                      500                 22,031
Owens-Illinois, Inc.* ..............................................................                      600                 22,763
                                                                                                                          ----------
                                                                                                                              44,794
ELECTRIC COMPANIES - 1.2%
Duke Energy Corporation ............................................................                    1,100                 60,913
Edison International ...............................................................                    1,700                 46,219
Empresa Nacional Electricidad S.A. ADR .............................................                    2,400                 43,650
Empresa Nacional de Electricidad Chile S.A. ADR ....................................                      500                  8,844
Entergy Corporation ................................................................                    1,100                 32,931
FPL Group, Inc. ....................................................................                      700                 41,431
Niagra Mohawk Power Corporation* ...................................................                    2,400                 25,200
P G & E Corporation ................................................................                    1,600                 48,700
Southern Company ...................................................................                    2,300                 59,513
Texas Utilities Company ............................................................                    1,000                 41,562
Unicom Corporation .................................................................                    1,100                 33,825
                                                                                                                          ----------
                                                                                                                             442,788
ELECTRICAL EQUIPMENT - 1.7%
Emerson Electric Company ...........................................................                    1,300                 73,369
General Electric Company ...........................................................                    7,500                550,312
Rockwell International Corporation .................................................                      700                 36,575
                                                                                                                          ----------
                                                                                                                             660,256
ELECTRONIC EQUIPMENT - 0.4%
Hitachi, Ltd. ADR ..................................................................                      300                 20,756
Phillips Electronics NV ADR ........................................................                    2,000                121,000
                                                                                                                          ----------
                                                                                                                             141,756
ELECTRONICS - DEFENSE - 0.1%
Raytheon Company (CI. B) ...........................................................                      500                 25,250

ELECTRONICS - INSTRUMENTATION - 0.1%
Honeywell, Inc. ....................................................................                      500                 34,250

                            See accompanying notes.

                                       51

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                 Market
COMMON STOCKS (continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS - 1.0%
Altera Corporation* ................................................................                      600             $   19,875
Analog Devices, Inc.* ..............................................................                      667                 18,467
Applied Materials, Inc.* ...........................................................                    1,300                 39,163
Intel Corporation ..................................................................                    3,800                266,950
Texas Instruments, Inc. ............................................................                      600                 27,000
Xilinx, Inc.* ......................................................................                      400                 14,025
                                                                                                                          ----------
                                                                                                                             385,480
ENTERTAINMENT - 0.6%
The Walt Disney Company ............................................................                    1,614                159,887
Time Warner, Inc. ..................................................................                    1,300                 80,600
                                                                                                                          ----------
                                                                                                                             240,487
FINANCIAL - DIVERSE - 2.0%
American Express Company ...........................................................                    1,000                 89,250
American General Corporation .......................................................                      800                 43,250
Banco Bilbao Viz ADR ...............................................................                    3,000                 96,937
Fannie Mae .........................................................................                    2,700                154,069
Federal Home Loan Mortgage Corporation .............................................                    1,800                 75,487
H & R Block, Inc. ..................................................................                      500                 22,406
Merrill Lynch & Company, Inc. ......................................................                      400                 29,175
Morgan Stanley, Dean Witter, Discover and Company ..................................                    1,230                 72,724
Sunamerica, Inc. ...................................................................                      500                 21,375
Travelers Group, Inc. ..............................................................                    2,947                158,770
                                                                                                                          ----------
                                                                                                                             763,443
FOODS - 1.3%
CPC International, Inc. ............................................................                      500                 53,875
Conagra, Inc. ......................................................................                    1,400                 45,937
Earthgrains Company ................................................................                       64                  3,008
General Mills ......................................................................                      700                 50,138
Heinz (H.J.) Company ...............................................................                    1,100                 55,894
Kellogg Company ....................................................................                    1,200                 59,550
Ralston Purina Group ...............................................................                      400                 37,175
Sara Lee Corporation ...............................................................                    1,300                 73,206
Unilever NY ADR ....................................................................                    1,600                 99,900
                                                                                                                          ----------
                                                                                                                             478,683
FOOTWEAR - 0.1%
Nike, Inc. (CI. B) .................................................................                      800                 31,400

GAMING & LOTTERY - 0.0%
Mirage Resorts, Inc.* ..............................................................                      300                  6,825

GOLD COMPANIES - 0.1%
Barrick Gold Corporation ...........................................................                    1,600                 29,800
Placer Dome, Inc. ..................................................................                    1,500                 19,031
                                                                                                                          ----------
                                                                                                                              48,831
HARDWARE & TOOLS - 0.1%
Black & Decker Corporation .........................................................                      500                 19,531

HEALTH CARE - DIVERSE - 1.7%
Abbott Laboratories ................................................................                    1,800             $  118,012
American Home Products Corporation .................................................                    1,700                130,050
Bristol-Myers Squibb Company .......................................................                    2,200                208,175
Johnson & Johnson ..................................................................                    3,100                204,213
                                                                                                                          ----------
                                                                                                                             660,450
HEALTH CARE - LONG-TERM CARE - 0.1%
HEALTHSOUTH Corporation* ...........................................................                    1,400                 38,850

HEALTH CARE - MANAGED CARE - 0.1%
United Healthcare Corporation ......................................................                      700                 34,781

HEALTH CARE - PHARMACEUTICALS - 2.5%
Glaxo Wellcome PLC ADR .............................................................                      900                 43,087
Eli Lilly & Company ................................................................                    2,600                181,025
Merck & Company, Inc. ..............................................................                    2,600                276,250
Pfizer, Inc. .......................................................................                    2,800                208,775
Pharmacia & Upjohn, Inc. ...........................................................                    1,600                 58,600
Schering-Plough Corporation ........................................................                    1,800                111,825
Warner Lambert Company .............................................................                      700                 86,800
                                                                                                                          ----------
                                                                                                                             966,362
HOMEBUILDING - 0.1%
PPG Industries, Inc. ...............................................................                      700                 39,988

HOSPITAL MANAGEMENT - 0.2%
Columbia/HCA Healthcare Corporation ................................................                    2,000                 59,250

HOUSEHOLD PRODUCTS - 1.0%
Colgate-Palmolive Company ..........................................................                      900                 66,150
Kimberly-Clark Corporation .........................................................                    1,600                 78,900
Procter & Gamble Company ...........................................................                    3,200                255,400
                                                                                                                          ----------
                                                                                                                             400,450
INSURANCE - LIFE/HEALTH - 0.3%
Aetna, Inc. ........................................................................                      544                 38,386
Torchmark Corporation ..............................................................                      600                 25,237
Unum Corporation ...................................................................                      800                 43,500
                                                                                                                          ----------
                                                                                                                             107,123
INSURANCE - MULTI-LINE - 0.9%
American International Group, Inc. .................................................                    1,800                195,750
Cigna Corporation ..................................................................                      300                 51,919
General Re Corporation .............................................................                      300                 63,600
Loews Corporation ..................................................................                      400                 42,450
                                                                                                                          ----------
                                                                                                                             353,719
INSURANCE - PROPERTY - 0.6%
Allstate Corporation ...............................................................                    1,200                109,050
Chubb Corporation ..................................................................                      800                 60,500
Progressive Corporation Ohio .......................................................                      300                 35,962
Selective Insurance Group ..........................................................                      800                 21,600
                                                                                                                          ----------
                                                                                                                             227,112
                            See accompanying notes.

                                       52

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number               Market
COMMON STOCKS (continued)                                                                            of Shares              Value
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT BANK/BROKERAGE - 0.1%
Schwab (Charles) Corporation .......................................................                      750             $   31,453

IRON & STEEL - 0.1%
Nucor Corporation ..................................................................                      500                 24,156

LEISURE TIME PRODUCTS - 0.1%
Brunswick Corporation ..............................................................                      600                 18,187
Mattel, Inc. .......................................................................                      600                 22,350
                                                                                                                          ----------
                                                                                                                              40,537
LODGING - HOTELS - 0.1%
ITT Corporation* ...................................................................                      400                 33,150

MACHINERY - DIVERSE - 0.2%
Caterpillar, Inc. ..................................................................                    1,100                 53,419
Deere & Company ....................................................................                      600                 34,987
                                                                                                                          ----------
                                                                                                                              88,406
MANUFACTURING - DIVERSIFIED - 0.6%
AlliedSignal, Inc. .................................................................                    1,700                 66,194
Corning, Inc. ......................................................................                    1,000                 37,125
Illinois Tool Works, Inc. ..........................................................                      600                 36,075
Tyco International, Ltd. ...........................................................                      800                 36,050
United Technologies Corporation ....................................................                      700                 50,969
                                                                                                                          ----------
                                                                                                                             226,413
MANUFACTURING - SPECIALIZED - 0.4%
CBS Corporation ....................................................................                      900                 26,494
Goodyear Tire & Rubber Company .....................................................                      300                 19,087
Pall Corporation ...................................................................                    1,300                 26,894
Thermo Electron Corporation* .......................................................                      500                 22,250
Tomkins PLC ADR ....................................................................                    2,000                 38,250
                                                                                                                          ----------
                                                                                                                             132,975
MEDICAL PRODUCTS & SUPPLIES - 0.5%
Baxter International, Inc. .........................................................                    1,000                 50,437
Becton, Dickinson & Company ........................................................                      500                 25,000
Boston Scientific Corporation* .....................................................                      600                 27,525
Guidant Corporation ................................................................                      600                 37,350
Medtronic, Inc. ....................................................................                    1,200                 62,775
                                                                                                                          ----------
                                                                                                                             203,087
MISCELLANEOUS BUSINESS SERVICES - 0.0%
Equifax, Inc. ......................................................................                      500                 17,719

NATURAL GAS - 0.1%
Sonat, Inc. ........................................................................                      500                 22,875

OFFICE EQUIPMENT & SUPPLIES - 0.1%
Ikon Office Solutions, Inc. ........................................................                      600                 16,875
Pitney-Bowes, Inc. .................................................................                      400                 35,975
                                                                                                                          ----------
                                                                                                                              52,850
OIL - DOMESTIC - 0.1%
Atlantic-Richfield Company .........................................................                      600                 48,075

OIL - INTERNATIONAL - 3.2%
Amoco Corporation ..................................................................                    1,300             $  110,663
British Petroleum PLC ADR ..........................................................                      600                 47,812
Chevron Corporation ................................................................                    1,600                123,200
Exxon Corporation ..................................................................                    5,900                361,006
Mobil Corporation ..................................................................                    1,700                122,719
Occidental Petroleum Corporation ...................................................                    1,200                 35,175
Royal Dutch Petroleum Company NY Shares ............................................                    6,100                330,544
Texaco, Inc. .......................................................................                    1,400                 76,125
USX Marathon Group .................................................................                      800                 27,000
                                                                                                                          ----------
                                                                                                                           1,234,244
OIL & GAS - DRILLING & EQUIPMENT - 0.6%
B.J. Services Company* .............................................................                      700                 50,356
Halliburton Company ................................................................                      800                 41,550
Repsol S.A. ADR ....................................................................                      400                 17,025
Schlumberger, Ltd. .................................................................                    1,000                 80,500
Union Pacific Resources Group, Inc. ................................................                    1,138                 27,597
                                                                                                                          ----------
                                                                                                                             217,028
OIL & GAS - EXPLORATION & PRODUCTION - 0.8%
Amerada Hess Corporation ...........................................................                    1,000                 54,875
Anadarko Petroleum Corporation .....................................................                      100                  6,069
Apache Corporation .................................................................                      500                 17,531
Enron Corporation ..................................................................                    1,100                 45,719
Ente Nazionale Idroncarburi S.p.a. ADR .............................................                      400                 22,825
Helmerich & Payne, Inc. ............................................................                      200                 13,575
Phillips Petroleum Company .........................................................                      800                 38,900
Shell Transport & Trading Company ADR ..............................................                      900                 39,375
Total S.A. ADR .....................................................................                    1,000                 55,500
Unocal Corporation .................................................................                      700                 27,169
                                                                                                                          ----------
                                                                                                                             321,538
PAPER & FOREST PRODUCTS - 0.3%
Georgia-Pacific Corporation (GP Group) .............................................                      400                 24,300
Georgia-Pacific Corporation (Timber Group)* ........................................                      400                  9,075
International Paper Company ........................................................                    1,100                 47,437
Weyerhaeuser Company ...............................................................                      400                 19,625
                                                                                                                          ----------
                                                                                                                             100,437
PERSONAL CARE - 0.5%
Gillette Company ...................................................................                    1,500                150,656
International Flavors & Fragrances, Inc. ...........................................                      500                 25,750
                                                                                                                          ----------
                                                                                                                             176,406
PHOTOGRAPHY/IMAGING - 0.3%
Eastman Kodak Company ..............................................................                      700                 42,569
Xerox Corporation ..................................................................                      800                 59,050
                                                                                                                          ----------
                                                                                                                             101,619
                            See accompanying notes.

                                       53

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Number              Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
PUBLISHING - 0.2%
Dun & Bradstreet Corporation .......................................................                      400             $   12,375
McGraw-Hill Companies, Inc. ........................................................                      600                 44,400
                                                                                                                          ----------
                                                                                                                              56,775
PUBLISHING - NEWSPAPER - 0.2%
Gannett Company, Inc. ..............................................................                    1,000                 61,813

RAILROADS - 0.3%
Burlington Northern Santa Fe
Corporation ........................................................................                      400                 37,175
CSX Corporation ....................................................................                      600                 32,400
Norfolk Southern Corporation .......................................................                      600                 18,487
Union Pacific Corporation ..........................................................                      600                 37,463
                                                                                                                          ----------
                                                                                                                             125,525
RESTAURANTS - 0.3%
Brinker International, Inc.* .......................................................                    1,500                 24,000
Darden Restaurants, Inc. ...........................................................                    1,400                 17,500
McDonald's Corporation .............................................................                    1,100                 52,525
Tricon Global Restaurants* .........................................................                      340                  9,881
                                                                                                                          ----------
                                                                                                                             103,906
RETAIL - APPAREL - 0.1%
GAP, Inc. ..........................................................................                      750                 26,578
TJX Companies, Inc. ................................................................                      400                 13,750
                                                                                                                          ----------
                                                                                                                              40,328
RETAIL - DEPARTMENT STORES - 0.3%
Federated Department Stores, Inc.* .................................................                      800                 34,450
May Department Stores Company ......................................................                      700                 36,881
J.C. Penney Company, Inc. ..........................................................                      800                 48,250
                                                                                                                          ----------
                                                                                                                             119,581
RETAIL - DRUG STORES - 0.2%
CVS Corporation ....................................................................                      400                 25,625
Rite Aid Corporation ...............................................................                      300                 17,606
Walgreen Company ...................................................................                    1,600                 50,200
                                                                                                                          ----------
                                                                                                                              93,431
RETAIL - FOOD CHAINS - 0.2%
Albertson's, Inc. ..................................................................                      900                 42,638
American Stores Company* ...........................................................                      600                 12,337
Kroger Company* ....................................................................                    1,000                 36,938
                                                                                                                          ----------
                                                                                                                              91,913
RETAIL - GENERAL MERCHANDISE - 0.8%
Costco Companies, Inc.* ............................................................                    1,000                 44,625
Dayton Hudson Corporation ..........................................................                      700                 47,250
Wal-Mart Stores, Inc. ..............................................................                    5,500                216,906
                                                                                                                          ----------
                                                                                                                             308,781
RETAIL - SPECIALTY - 0.4%
Circuit City Stores - Circuit City Group ...........................................                      400             $   14,225
Home Depot, Inc. ...................................................................                    1,500                 88,313
Payless Shoesource, Inc.* ..........................................................                      144                  9,666
Tandy Corporation ..................................................................                      600                 23,137
Toys "R" Us, Inc.* .................................................................                      900                 28,294
                                                                                                                          ----------
                                                                                                                             163,635
SAVINGS & LOANS - 0.1%
Washington Mutual, Inc. ............................................................                      600                 38,288

SERVICES - ADVERTISING/MARKETING - 0.0%
Omnicom Group, Inc. ................................................................                      400                 16,950

SERVICES - COMMERCIAL & CONSUMER - 0.4%
Cendant Corporation* ...............................................................                    2,592                 89,095
Cognizant Corporation ..............................................................                      800                 35,650
Service Corporation International ..................................................                      600                 22,163
                                                                                                                          ----------
                                                                                                                             146,908

SERVICES - COMPUTER SYSTEMS - 0.1%
Digital Equipment Corporation* .....................................................                      600                 22,200

SERVICES - DATA PROCESSING - 0.2%
Automatic Data Processing ..........................................................                      900                 55,237
First Data Corporation .............................................................                    1,300                 38,025
                                                                                                                          ----------
                                                                                                                              93,262

TELECOMMUNICATIONS - 3.0%
Airtouch Communications, Inc.* .....................................................                    1,100                 45,719
Ameritech Corporation ..............................................................                    1,400                112,700
Bell Atlantic Corporation ..........................................................                    1,837                167,167
BellSouth Corporation ..............................................................                    2,300                129,519
British Telecom Plc ADR ............................................................                      400                 32,125
Ericsson (L.M.) Telecom Company ADR (Cl. B) ........................................                    1,200                 44,775
GTE Corporation ....................................................................                    2,400                125,400
Hong Kong Telecommunications, Ltd. ADR .............................................                      800                 16,500
MCI Communications Corporation .....................................................                    1,800                 77,063
SBC Communications, Inc. ...........................................................                    2,177                159,465
Telecom Braxileiras S.A. ADR .......................................................                      700                 81,506
Telecom New Zealand ADR ............................................................                      400                 15,500
Telefonica De Espana ADR ...........................................................                      400                 36,425
Vodafone Group PLC ADR .............................................................                      500                 36,250
Worldcom, Inc.* ....................................................................                    2,500                 75,625
                                                                                                                          ----------
                                                                                                                           1,155,739
TELECOMMUNICATIONS - LONG DISTANCE - 0.8%
AT&T Corporation ...................................................................                    3,800                232,750
Sprint Corporation .................................................................                    1,100                 64,488
                                                                                                                          ----------
                                                                                                                             297,238
                            See accompanying notes.

                                       54

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Principal
                                                                                                      Amount or
                                                                                                         Number             Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE - 0.5%
Cia De Telecomunicaciones De
Chile S.A. ADR .....................................................................                      425             $   12,697
Telefonos De Mexico ADR ............................................................                    1,800                100,912
U.S. West Communications Group .....................................................                    1,400                 63,175
                                                                                                                          ----------
                                                                                                                             176,784
TEXTILES - APPAREL - 0.2%
Benetton Group S.p.a. ADR ..........................................................                    2,080                 67,860
Springs Industries, Inc. (CI. A) ...................................................                      300                 15,600
                                                                                                                          ----------
                                                                                                                              83,460
TOBACCO - 0.8%
Fortune Brands, Inc. ...............................................................                      500                 18,531
Gallaher Group PLC ADR .............................................................                      500                 10,688
Phillip Morris Companies, Inc. .....................................................                    6,000                271,875
                                                                                                                          ----------
                                                                                                                             301,094
WASTE MANAGEMENT - 0.1%
Browning-Ferris Industries .........................................................                      374                 13,838
Waste Management, Inc. .............................................................                    1,396                 38,390
                                                                                                                          ----------
                                                                                                                              52,228
                                                                                                                          ----------
Total common stocks - 48.2% .................................................................................             18,412,745

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------
U.S. GOVERNMENT AGENCIES - 6.3%
Government National Mortgage Association,
     #67365, 11.50% - 2013 .........................................................             $     29,168                 32,715
     #353937, 6.00% - 2023 .........................................................             $    300,877                292,648
     #410777, 7.00% - 2025 .........................................................             $    115,979                116,916
     #780057, 7.50% - 2025 .........................................................             $     76,401                 78,520
     #2102, 8.00% - 2025 ...........................................................             $     48,311                 49,851
     #412429, 8.50% - 2025 .........................................................             $    166,854                174,874
     #410891, 7.00% - 2026 .........................................................             $    257,051                259,121
     #426384, 7.00% - 2026 .........................................................             $    335,741                338,451
     #424476, 7.50% - 2026 .........................................................             $    392,696                402,368
     #432891, 7.50% - 2026 .........................................................             $     97,558                 99,959
     #402684, 8.00% - 2026 .........................................................             $    203,229                210,576
     #427029, 8.50% - 2026 .........................................................             $    227,535                238,853
     #435589, 8.50% - 2026 .........................................................             $    114,505                120,173
                                                                                                                          ----------
                                                                                                                           2,415,025
U.S. GOVERNMENT SECURITIES - 17.2%
U.S. Treasury Bonds,
     6.875% - 2025 .................................................................             $     35,000                 39,030
     6.75% - 2026 ..................................................................             $  2,025,000              2,230,011
     6.625% - 2027 .................................................................             $    400,000                433,932
                                                                                                                          ----------
                                                                                                                           2,702,973
U.S. Treasury Notes,
     6.00% - 1999 ..................................................................             $    175,000             $  175,887
     6.375% - 1999 .................................................................                  300,000                302,799
     5.625% - 2000 .................................................................                   75,000                 74,826
     6.25% - 2000 ..................................................................                  475,000                480,776
     6.25% - 2002 ..................................................................                  380,000                387,494
     5.875% - 2005 .................................................................                   75,000                 75,391
     6.50% - 2005 ..................................................................                  100,000                104,198
     5.625% - 2006 .................................................................                  100,000                 98,873
     6.50% - 2006 ..................................................................                  175,000                183,211
     6.125% - 2007 .................................................................                  900,000                924,687
     6.25% - 2007 ..................................................................                1,000,000              1,031,530
                                                                                                                          ----------
                                                                                                                           3,839,672
                                                                                                                          ----------
     Total U.S. government & government agency securities - 23.5% ...........................................              8,957,670

MISCELLANEOUS ASSETS
--------------------
ASSET-BACKED SECURITIES - 0.2%
Airplanes Pass-Through Trust (CI. D), 10.875% - 2019 ...............................                   50,000                 56,251

FOREIGN CORPORATE BONDS
-----------------------
JAPAN - 0.7%
European Investment Bank,
     4.625% - 2003(2) ..............................................................               17,000,000                151,831
     3.00% - 2006(2) ...............................................................                7,000,000                 58,716
Interamer Development Bank, 6.00% - 2001(2) ........................................                5,000,000                 45,522
KFW International Finance, 6.00% - 1999(2) .........................................                3,000,000                 25,409
                                                                                                                          ----------
     Total foreign bonds - 0.7% .............................................................................                281,478

FOREIGN GOVERNMENT ISSUES
-------------------------
CANADA - 0.2%
Government Bond,
     8.50% - 2002 ..................................................................                   60,000                 46,773
     6.50% - 2004 ..................................................................                   60,000                 44,122
                                                                                                                          ----------
                                                                                                                              90,895
FRANCE - 0.3%
O.A.T. Government Bond,
     8.50% - 2002(2) ...............................................................                  430,000                 82,857
     5.50% - 2007(2) ...............................................................                  214,000                 36,106
                                                                                                                          ----------
                                                                                                                             118,963
                            See accompanying notes.

                                       55

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Principal
                                                                                                      Amount or
                                                                                                        Number              Market
FOREIGN GOVERNMENT ISSUES (continued)                                                                 of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
GERMANY - 0.5%
Bundesrepub Deutschland,
     8.375% - 2001(2) ..............................................................                  130,000             $   80,687
     7.375% - 2005(2) ..............................................................                  125,000                 78,537
Deutschland Republic Government Bond, 6.00% - 2007(2) ..............................                   62,000                 36,220
                                                                                                                          ----------
                                                                                                                             195,444
UNITED KINGDOM - 0.2%
Treasury Bonds,
     8.00% - 2003 ..................................................................                   29,000                 50,952
     7.50% - 2006 ..................................................................                   12,000                 21,263
                                                                                                                          ----------
                                                                                                                              72,215
                                                                                                                          ----------
     Total foreign government issues - 1.2% .................................................................                477,517

FOREIGN STOCKS
--------------
AUSTRALIA - 0.0%
Rio Tinto, Ltd. ....................................................................                    1,000                 11,665

BELGIUM - 0.2%
Electrabel .........................................................................                       50                 11,566
Kredietbank ........................................................................                      100                 41,970
Societe Generale de Belgique .......................................................                      200                 18,300
                                                                                                                          ----------
                                                                                                                              71,836
DENMARK - 0.2%
Danisco A/S ........................................................................                    1,000                 55,497

FRANCE - 0.6%
Axa ................................................................................                      500                 38,706
Eridania Beghin-Say S.A ............................................................                      200                 31,284
L'Air Liquide ......................................................................                      210                 32,883
Pinault-Printemps-Redoute S.A ......................................................                      100                 53,376
Societe Generale de Paris ..........................................................                      308                 41,982
Societe Technip ....................................................................                      400                 42,222
                                                                                                                          ----------
                                                                                                                             240,453
GERMANY - 0.9%
Altana AG ..........................................................................                      300                 19,805
Bank of Berlin .....................................................................                    2,000                 43,937
Bayer AG ...........................................................................                    2,000                 74,247
Ckag Colonia Konzern AG ............................................................                      300                 28,698
Deutsche Bank AG ...................................................................                      500                 34,983
M.A.N. AG ..........................................................................                      200                 57,785
Siemens AG .........................................................................                      400                 24,137
Veba AG ............................................................................                      600                 40,878
                                                                                                                          ----------
                                                                                                                             324,470
HONG KONG - 0.4%
Cheung Kong Holdings ...............................................................                    5,000                 32,749
Hong Kong Electric Holdings, Ltd. ..................................................                    9,000                 34,208
Hutchinson Whampoa, Ltd. ...........................................................                   14,000                 87,813
                                                                                                                          ----------
                                                                                                                             154,770
ITALY - 0.2%
Banco Commerciale Italiane .........................................................                   13,000             $   45,221
Telecom Italia S.p.a ...............................................................                    5,555                 35,504
                                                                                                                          ----------
                                                                                                                              80,725
JAPAN - 1.0%
Bridgestone Corporation ............................................................                    3,000                 65,297
Canon, Inc. ........................................................................                    1,000                 23,381
Dai Nippon Printing, Ltd. ..........................................................                    2,000                 37,686
Kao Corporation ....................................................................                    4,000                 57,837
Kuraray Company, Ltd. ..............................................................                    3,000                 24,919
Marui Company, Ltd. ................................................................                    2,000                 31,226
Mitsubishi Electric Corporation ....................................................                    4,000                 10,275
Mitsubishi Heavy Industries, Ltd. ..................................................                    4,000                 16,736
Ricoh Corporation, Ltd. ............................................................                    4,000                 49,838
Sharp Corporation ..................................................................                    2,000                 13,813
Takeda Chemical Industries .........................................................                    2,000                 57,221
                                                                                                                          ----------
                                                                                                                             388,229
MALAYSIA - 0.0%
Malayan Cement Berhad ..............................................................                   12,500                  8,510
Sime Darby Berhad ..................................................................                    8,000                  7,687
United Engineers (Malaysia), Ltd. ..................................................                    3,000                  2,497
                                                                                                                          ----------
                                                                                                                              18,694
NETHERLANDS - 0.3%
CSM NV .............................................................................                      600                 26,637
Ing Groep NV .......................................................................                    1,500                 63,190
Oce NV .............................................................................                      300                 32,705
                                                                                                                          ----------
                                                                                                                             122,532
NEW ZEALAND - 0.1%
Lion Nathan, Ltd. ..................................................................                   10,000                 22,413

SINGAPORE - 0.0%
Cycle & Carriage, Ltd. .............................................................                    3,000                 12,374

SOUTH AFRICA - 0.1%
Anglo American Platinum ............................................................                    2,000                 26,714

SWEDEN - 0.1%
Astra AB -B ........................................................................                    3,200                 53,842

SWITZERLAND - 0.8%
ABB AG-Bearer ......................................................................                       20                 25,162
Nestle S.A .........................................................................                       20                 30,016
Novartis AG ........................................................................                       26                 42,247
Sig Schweizland ....................................................................                       30                 82,274
UBS-Bearer (Union Bank of Switzerland) .............................................                       80                115,841
                                                                                                                          ----------
                                                                                                                             295,540
                            See accompanying notes.

                                       56

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Principal
                                                                                                      Amount or
                                                                                                       Number                Market
FOREIGN STOCKS (continued)                                                                            of Shares              Value
------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - 1.1%
Abbey National PLC .................................................................                    3,600             $   62,137
BAA PLC ............................................................................                    2,300                 18,449
Barclays PLC .......................................................................                    3,000                 79,720
Blue Circle Industries PLC .........................................................                    3,845                 22,507
GKN PLC ............................................................................                    2,000                 41,036
HSBC Holdings PLC ..................................................................                    3,000                 77,548
Lonrho, Ltd. .......................................................................                   22,000                 33,665
Tesco PLC ..........................................................................                   10,000                 80,624
                                                                                                                          ----------
                                                                                                                             415,686
                                                                                                                          ----------
     Total foreign stocks - 6.0% ............................................................................              2,295,440

TEMPORARY CASH INVESTMENTS
--------------------------
MONEY MARKET FUND - 1.9%
Vista Treasury International Money Market Fund .....................................                  721,408                721,408

COMMERCIAL PAPER
----------------
FINANCIAL SERVICES - 4.6%
Ciesco L.P., 6.40% - 1-02-98 .......................................................             $  1,744,000              1,743,690
                                                                                                                          ----------
     Total investments - 99.1% ..............................................................................             37,837,867
     Liabilities, less cash and other assets - 0.9% .........................................................                343,935
                                                                                                                          ----------
     Total net assets - 100.0% ..............................................................................           $ 38,181,802
                                                                                                                          ==========
SERIES O (Equity Income)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 0.0%
Raytheon Company (CI. A)* ..........................................................                      969             $   47,799

ALUMINUM - 0.5%
Reynolds Metals Company ............................................................                   12,500                750,000

AUTO PARTS & EQUIPMENT - 0.7%
Genuine Parts Company ..............................................................                   30,100              1,021,519

AUTOMOBILES - 1.0%
Echlin, Inc. .......................................................................                   18,400                665,850
General Motors Corporation .........................................................                   15,200                921,500
                                                                                                                          ----------
                                                                                                                           1,587,350
BANKS - MAJOR REGIONAL - 8.1%
Banc One Corporation ...............................................................                   21,470             $1,166,089
BankBoston Corporation .............................................................                    9,400                883,013
Bankers Trust New York Corporation .................................................                   11,100              1,248,056
Fleet Financial Group, Inc. ........................................................                   14,000              1,049,125
First Union Corporation ............................................................                   16,980                870,225
Mellon Bank Corporation ............................................................                   45,400              2,752,375
Mercantile Bankshares Corporation ..................................................                   17,900                700,338
J.P. Morgan & Company, Inc. ........................................................                   10,600              1,196,475
National City Corporation ..........................................................                   11,600                762,700
PNC Bank Corporation ...............................................................                   11,900                679,044
Wells Fargo & Company ..............................................................                    2,700                916,481
                                                                                                                          ----------
                                                                                                                          12,223,921
BANKS - MONEY CENTER - 0.9%
Chase Manhattan Corporation ........................................................                   12,708              1,391,526

BEVERAGES - ALCOHOLIC - 1.6%
Anheuser-Busch Companies, Inc. .....................................................                   35,700              1,570,800
Brown-Forman Corporation (CI. B) ...................................................                   15,000                828,750
                                                                                                                          ----------
                                                                                                                           2,399,550
BIOTECHNOLOGY - 0.3%
Amgen, Inc.* .......................................................................                    9,500                514,188

BUILDING MATERIALS - 0.4%
Armstrong World Industries, Inc. ...................................................                    8,800                657,800

CHEMICALS - BASIC - 4.1%
Dow Chemical Company ...............................................................                   24,000              2,436,000
du Pont (E.I.) de Nemours & Company ................................................                   23,600              1,417,475
Great Lakes Chemical Company .......................................................                   24,200              1,265,475
Olin Corporation ...................................................................                   21,700              1,017,187
                                                                                                                          ----------
                                                                                                                           6,136,137
CHEMICALS - SPECIALTY - 2.7%
Eastman Chemical Company ...........................................................                    9,500                565,844
Imperial Chemical Industries PLC ADR ...............................................                   11,500                746,781
Lubrizol Corporation ...............................................................                   13,600                501,500
Minnesota Mining & Manufacturing Company ...........................................                    4,800                393,900
Nalco Chemical Company .............................................................                   17,300                684,431
Witco Corporation ..................................................................                   30,000              1,224,375
                                                                                                                          ----------
                                                                                                                           4,116,831
                            See accompanying notes.

                                       57

Schedule of Investments
December 31, 1997

SERIES O (Equity Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number               Market
COMMON STOCKS (continued)                                                                             of Shares              Value
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC COMPANIES - 8.3%
Baltimore Gas & Electric Company ...................................................                   18,400             $  626,750
Central & Southwest Corporation ....................................................                   18,200                492,538
DQE, Inc. ..........................................................................                   21,900                769,238
Dominion Resources, Inc. ...........................................................                   18,000                766,125
Duke Energy Corporation ............................................................                   25,500              1,412,063
Entergy Corporation ................................................................                   18,800                562,825
FirstEnergy Corporation ............................................................                   37,658              1,092,067
GPU, Inc. ..........................................................................                    9,000                379,125
Houston Industries, Inc. ...........................................................                   31,200                832,650
Peco Energy Company ................................................................                   25,800                625,650
P G & E Corporation ................................................................                   13,600                413,950
Pacificorp .........................................................................                   25,200                688,275
Public Service Enterprise Group, Inc. ..............................................                   14,200                449,962
Southern Company ...................................................................                   42,900              1,110,038
Teco Energy, Inc. ..................................................................                   21,300                599,062
Unicom Corporation .................................................................                   31,800                977,850
Western Resources, Inc. ............................................................                   15,800                679,400
                                                                                                                          ----------
                                                                                                                          12,477,568

ELECTRICAL EQUIPMENT - 2.7%
Amp, Inc. ..........................................................................                   24,000              1,008,000
Cooper Industries, Inc. ............................................................                   14,988                734,412
General Electric Company ...........................................................                   20,800              1,526,200
Hubbell, Inc. (Cl. B) ..............................................................                   15,100                744,619
                                                                                                                          ----------
                                                                                                                           4,013,231
FINANCIAL - DIVERSE - 4.2%
American Express Company ...........................................................                    8,300                740,775
American General Corporation .......................................................                   21,100              1,140,719
Federal National Mortgage Association ..............................................                   24,500              1,398,031
H & R Block, Inc. ..................................................................                   22,700              1,017,244
Transamerica Corporation ...........................................................                    8,500                905,250
Travelers Group, Inc. ..............................................................                   17,700              1,077,500
                                                                                                                          ----------
                                                                                                                           6,279,519
FOODS - 3.8%
General Mills ......................................................................                   17,800              1,274,925
Heinz (H.J.) Company ...............................................................                   18,750                952,734
McCormick & Company, Inc. (Non-Voting) .............................................                   34,600                968,800
Quaker Oats Company ................................................................                   23,400              1,234,350
Sara Lee Corporation ...............................................................                   10,800                608,175
Unilever NY ADR ....................................................................                   11,500                718,031
                                                                                                                          ----------
                                                                                                                           5,757,015
GOLD COMPANIES - 0.5%
Newmont Mining Corporation .........................................................                   26,200                769,625

HEALTH CARE - DIVERSE - 1.9%
Abbott Laboratories ................................................................                   12,700                832,644
American Home Products Corporation .................................................                   26,300              2,011,950
                                                                                                                          ----------
                                                                                                                           2,844,594
HEALTH CARE - PHARMACEUTICALS - 1.0%
Pharmacia & Upjohn, Inc. ...........................................................                   41,995             $1,538,067

HOMEBUILDING - 0.5%
PPG Industries, Inc. ...............................................................                   12,400                731,200

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.7%
Whirlpool Corporation ..............................................................                   18,300              1,006,500

HOUSEHOLD PRODUCTS - 0.7%
Colgate-Palmolive Company ..........................................................                    2,900                213,150
Kimberly-Clark Corporation .........................................................                    5,400                266,287
Tupperware Corporation .............................................................                   20,800                579,800
                                                                                                                          ----------
                                                                                                                           1,059,237
HOUSEWARES - 0.1%
Rubbermaid, Inc. ...................................................................                    3,600                 90,000

INSURANCE - BROKERS - 0.3%
Hilb, Rogal & Hamilton Company .....................................................                    2,100                 40,556
Willis Corroon Group Plc ADR .......................................................                   37,100                456,794
                                                                                                                          ----------
                                                                                                                             497,350
INSURANCE - MULTI-LINE - 1.4%
Lincoln National Corporation .......................................................                    9,700                757,813
Safeco Corporation .................................................................                   15,700                765,375
USF&G Corporation ..................................................................                   26,200                578,037
                                                                                                                          ----------
                                                                                                                           2,101,225
INSURANCE - PROPERTY - 1.5%
Exel Limited .......................................................................                   14,000                887,250
St. Paul Companies, Inc. ...........................................................                   16,900              1,386,856
                                                                                                                          ----------
                                                                                                                           2,274,106

IRON & STEEL - 0.4%
USX - U.S. Steel Group, Inc. .......................................................                   17,900                559,375

LODGING - HOTELS - 0.7%
Hilton Hotels Corporation ..........................................................                   16,900                502,775
ITT Corporation* ...................................................................                    5,800                480,675
                                                                                                                          ----------
                                                                                                                             983,450

MACHINERY - DIVERSE - 0.3%
Gatx Corporation ...................................................................                    5,900                428,119

MANUFACTURING - SPECIALIZED - 0.5%
Pall Corporation ...................................................................                   36,200                748,888

MANUFACTURING - DIVERSIFIED - 0.3%
AlliedSignal, Inc. .................................................................                    9,100                385,481

MEDICAL PRODUCTS & SUPPLIES - 1.9%
Bard (C.R.), Inc. ..................................................................                   13,000                407,062
Bausch & Lomb, Inc. ................................................................                   17,200                681,550
Baxter International, Inc. .........................................................                   12,000                605,250
United States Surgical Corporation .................................................                   39,500              1,157,844
                                                                                                                          ----------
                                                                                                                           2,851,706
MINING & METALS - 0.2%
Inco, Ltd. .........................................................................                   15,400                261,800

                            See accompanying notes.

                                       58

Schedule of Investments
December 31, 1997

SERIES O (Equity Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number                Market
COMMON STOCKS (continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
OIL - DOMESTIC - 1.4%
Atlantic-Richfield Company .........................................................                   26,000             $2,083,250

OIL - INTERNATIONAL - 7.4%
Amoco Corporation ..................................................................                   15,500              1,319,438
British Petroleum PLC ADR ..........................................................                   12,100                964,219
Chevron Corporation ................................................................                   18,000              1,386,000
Exxon Corporation ..................................................................                   27,100              1,658,181
Mobil Corporation ..................................................................                   20,600              1,487,063
Occidental Petroleum Company .......................................................                   31,300                917,481
Royal Dutch Petroleum Company NY Shares ............................................                   22,300              1,208,381
Texaco, Inc. .......................................................................                   26,000              1,413,750
USX Marathon Group .................................................................                   22,700                766,125
                                                                                                                          ----------
                                                                                                                          11,120,638
OIL & GAS - DRILLING & EQUIPMENT - 0.4%
Repsol S.A. ADR ....................................................................                   12,800                544,800

OIL & GAS - EXPLORATION & PRODUCTION - 1.7%
Amerada Hess Corporation ...........................................................                   17,700                971,287
Enron Corporation ..................................................................                   17,100                860,344
Phillips Petroleum Company .........................................................                   15,400                748,825
                                                                                                                          ----------
                                                                                                                           2,580,456
PAPER & FOREST PRODUCTS - 2.3%
Consolidated Papers, Inc. ..........................................................                   14,600                779,275
Georgia-Pacific Corporation (GP Group) .............................................                    6,800                413,100
Georgia-Pacific Corporation (Timber Group)* ........................................                    6,800                154,275
International Paper Company ........................................................                   17,800                767,625
Union Camp Corporation .............................................................                   23,300              1,406,612
                                                                                                                          ----------
                                                                                                                           3,520,887
PERSONAL CARE - 1.0%
International Flavors & Fragrances, Inc. ...........................................                   28,000              1,586,200

PHOTOGRAPHY/IMAGING - 0.8%
Eastman Kodak Company ..............................................................                   20,700              1,258,819

PUBLISHING - 3.9%
Deluxe Corporation .................................................................                   11,100                382,950
R.R. Donnelley & Sons Company ......................................................                   26,500                987,125
Dow Jones & Company, Inc. ..........................................................                   19,000              1,020,063
Dun & Bradstreet Corporation .......................................................                   26,900                832,219
Knight-Ridder, Inc. ................................................................                   25,400              1,320,800
McGraw-Hill Companies, Inc. ........................................................                   11,100                821,400
Readers Digest Association, Inc. (CI. A) ...........................................                   20,400                481,950
Readers Digest Association, Inc. (CI. B) ...........................................                    1,300                 31,687
                                                                                                                          ----------
                                                                                                                           5,878,194
RAILROADS - 2.8%
Burlington Northern Santa Fe Corporation ...........................................                   10,600             $  985,137
Norfolk Southern Corporation .......................................................                   41,800              1,287,963
Union Pacific Corporation ..........................................................                   30,600              1,910,588
                                                                                                                          ----------
                                                                                                                           4,183,688
REAL ESTATE - 0.2%
Rouse Company ......................................................................                    7,800                255,450

RETAIL - DEPARTMENT STORES - 1.4%
May Department Stores Company ......................................................                   11,100                584,831
J.C. Penney Company, Inc. ..........................................................                   26,100              1,574,156
                                                                                                                          ----------
                                                                                                                           2,158,987
TELECOMMUNICATIONS - LONG DISTANCE - 2.3%
AT&T Corporation ...................................................................                   46,600              2,854,250
Sprint Corporation .................................................................                   11,200                656,600
                                                                                                                          ----------
                                                                                                                           3,510,850
TELECOMMUNICATIONS - 6.6%
Alltel Corporation .................................................................                   49,000              2,012,063
BCE, Inc. ..........................................................................                   22,200                739,537
Bell Atlantic Corporation ..........................................................                   15,200              1,383,200
BellSouth Corporation ..............................................................                   20,500              1,154,406
Frontier Corporation ...............................................................                   23,300                560,656
GTE Corporation ....................................................................                   32,500              1,698,125
SBC Communications, Inc. ...........................................................                   22,819              1,671,492
Southern New England Telecommunications ............................................                   13,500                679,219
                                                                                                                          ----------
                                                                                                                           9,898,698
TELEPHONE - 0.4%
U.S. West Communications Group .....................................................                   12,000                541,500

TEXTILES - APPAREL - 0.1%
Unifi, Inc. ........................................................................                    2,700                109,856

TOBACCO - 3.1%
Fortune Brands, Inc. ...............................................................                   19,300                715,306
Philip Morris Companies, Inc. ......................................................                   36,200              1,640,312
RJR Nabisco Holdings ...............................................................                   19,800                742,500
UST, Inc. ..........................................................................                   41,700              1,540,294
                                                                                                                          ----------
                                                                                                                           4,638,412
TRANSPORTATION - MISCELLANEOUS (BUS/TRUCKING) - 0.2%
Alexander & Baldwin, Inc. ..........................................................                   10,800                294,975

WASTE MANAGEMENT - 0.5%
Waste Management, Inc. .............................................................                   26,400                726,000
                                                                                                                          ----------
     Total common stocks - 88.7% ............................................................................            133,396,337

                            See accompanying notes.

                                       59

Schedule of Investments
December 31, 1997

SERIES O (Equity Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Principal
                                                                                                       Amount or
                                                                                                        Number               Market
U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES                                                         of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES - 1.2%
U.S. Treasury Bond, 6.00% - 2026 ...................................................             $    400,000            $  399,172
U.S. Treasury Notes,
     6.125% - 1998 .................................................................             $    100,000               100,243
     5.875% - 1999 .................................................................             $    100,000               100,349
     6.25% - 2000 ..................................................................             $    100,000               101,216
     6.50% - 2001 ..................................................................             $    400,000               409,396
     5.75% - 2003 ..................................................................             $    400,000               400,092
     5.625% - 2006 .................................................................             $    200,000               197,746
     7.00% - 2006 ..................................................................             $    100,000               107,922
                                                                                                                         ----------
                                                                                                                          1,416,964
                                                                                                                         ----------
     Total U.S. government & government agency securities - 1.2% ............................................             1,816,136

REAL ESTATE INVESTMENT TRUSTS
-----------------------------
REAL ESTATE - 1.2%
Security Capital Pacific Trust .....................................................                   12,200               295,850
Simon DeBartolo Group, Inc. ........................................................                   36,336             1,187,733
Weingarten Realty Investors ........................................................                    7,000               313,688
                                                                                                                         ----------
                                                                                                                          1,797,271
FOREIGN STOCKS
--------------
UNITED KINGDOM - 1.4%
Cadbury Schweppes PLC ..............................................................                   41,600               414,114
Lonrho, Ltd. .......................................................................                  145,200               222,188
Smith & Nephew PLC .................................................................                  192,100               570,527
Tomkins PLC ........................................................................                  197,400               922,437
                                                                                                                         ----------
                                                                                                                          2,129,266
TEMPORARY CASH INVESTMENTS
--------------------------
MONEY MARKET FUND - 0.9%
Vista Treasury Institutional Money Market Fund .....................................                1,291,783             1,291,783

COMMERCIAL PAPER
----------------
FINANCIAL SERVICES - 3.6%
Preferred Receivables Funding, 6.05% - 1-13-98 .....................................             $  5,375,000             5,364,160

MEDICAL - 3.6%
Merck & Company, 6.10% - 1-05-98 ...................................................             $  5,500,000            $5,496,273
                                                                                                                         ----------
     Total commercial paper - 7.2% ..........................................................................            10,860,433
                                                                                                                         ----------
     Total investments - 100.6% .............................................................................           151,291,226
     Liabilities, less cash and other assets - 0.6% .........................................................              (899,923)
                                                                                                                         ----------
     Total net assets - 100.0% ..............................................................................          $150,391,303
                                                                                                                         ==========
SERIES P (High Yield)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS
---------------
AEROSPACE/DEFENSE - 1.1%
Burke Industries, Inc., 10.0% - 2007 ...............................................             $     75,000            $   77,813

BANKS & CREDIT - 1.5%
Bay View Capital Corporation, 9.125% - 2007 ........................................                  100,000               102,750

BEVERAGES - 1.6%
Cott Corporation, 9.375% - 2005 ....................................................                   50,000                52,750
Delta Beverage Group, 9.75% - 2003 .................................................                   50,000                52,250
                                                                                                                         ----------
                                                                                                                            105,000
BROADCAST MEDIA - 2.6%
Allbritton Communications Company, 9.75% - 2007 ....................................                   75,000                76,688
Young Broadcasting, 8.75% - 2007 ...................................................                  100,000                99,000
                                                                                                                         ----------
                                                                                                                            175,688
BUILDING MATERIALS - 2.1%
AAF-McQuay, Inc., 8.875% - 2003 ....................................................                   50,000                49,563
Johns Manville International Group, Inc., 10.875% - 2004 ...........................                   35,000                38,763
Sequa Corporation, 9.375% - 2003 ...................................................                   50,000                52,125
                                                                                                                         ----------
                                                                                                                            140,451
BUSINESS SERVICES - 0.8%
Heritage Media Corporation, 8.75% - 2006 ...........................................                   50,000                53,500

                            See accompanying notes.

                                       60

Schedule of Investments
December 31, 1997

SERIES P (High Yield)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Principal                Market
CORPORATE BONDS (continued)                                                                        Amount                   Value
------------------------------------------------------------------------------------------------------------------------------------
CABLE SYSTEMS - 1.8%
Adelphia Communications Corporation, 9.875 - 2007 ..................................             $     50,000             $   52,875
Adelphia Communications Corporation, 12.50% - 2002 .................................                   13,000                 13,650
Rogers Cablesystems, 9.625% - 2002 .................................................                   50,000                 53,125
                                                                                                                          ----------
                                                                                                                             119,650
CHEMICALS - 0.8%
Envirodyne Industries, Inc., 12.00% - 2000 .........................................                   50,000                 53,563

COAL MINING - 1.5%
AEI Holdings, 10.0% - 2007 .........................................................                  100,000                102,500

COMMUNICATIONS - 1.6%
Century Communication Corporation, 8.375% - 2007 ...................................                   75,000                 75,000
Rogers Communications, Inc., 9.125% - 2006 .........................................                   30,000                 30,450
                                                                                                                          ----------
                                                                                                                             105,450
COMMUNICATION SERVICES - 5.2%
CF Cable TV, Inc., 11.625% - 2005 ..................................................                  100,000                114,875
Cablevision Systems Corporation, 7.875% - 2007 .....................................                   75,000                 76,594
Century Communications Corporation, 9.50% - 2005 ...................................                  100,000                105,250
Comcast Corporation, 9.125% - 2006 .................................................                   50,000                 53,125
                                                                                                                          ----------
                                                                                                                             349,844

ELECTRIC UTILITIES - 1.9%
AES Corporation, 10.25% - 2006 .....................................................                   65,000                 70,525
Cal Energy Company, Inc., 9.50% - 2006 .............................................                   50,000                 54,375
                                                                                                                          ----------
                                                                                                                             124,900
FINANCIAL SERVICES - 2.8%
Dollar Financial Group, Inc., 10.875% - 2006 .......................................                   50,000                 53,438
Emergent Group Inc., 10.75% - 2004 .................................................                   75,000                 75,000
Homeside, Inc., 11.25% - 2003 ......................................................                   50,000                 59,250
                                                                                                                          ----------
                                                                                                                             187,688
FOOD & BEVERAGES - 2.0%
Chiquita Brands International, Inc., 10.25% - 2006 .................................                   25,000                 27,313
Pilgrims Pride Corporation, 10.875% - 2003 .........................................                  100,000                105,000
                                                                                                                          ----------
                                                                                                                             132,313
GAMING - 5.4%
Boyd Gaming Corporation, 9.50% - 2007 ..............................................             $    100,000             $  105,000
Harrahs Operating Company, Inc., 8.75% - 2000 ......................................                   50,000                 51,188
Rio Hotel & Casino, Inc., 9.50% - 2007 .............................................                  100,000                106,000
Station Casinos, 9.625% - 2003 .....................................................                  100,000                103,500
                                                                                                                          ----------
                                                                                                                             365,688
HEALTH CARE SERVICES - 2.2%
Genesis Eldercare Acquisitions, 9.00% - 2007 .......................................                   75,000                 73,500
Tenet Healthcare Corporation, 10.125% - 2005 .......................................                   70,000                 76,300
                                                                                                                          ----------
                                                                                                                             149,800
MANUFACTURING - 4.2%
AGCO Corporation, 8.50% - 2006 .....................................................                  100,000                102,500
DESA International, Inc., 9.875% - 2007 ............................................                  100,000                102,500
Shop Vac Corporation, 10.625% - 2003 ...............................................                   50,000                 54,313
Titan Wheel International, Inc., 8.75% - 2007 ......................................                   25,000                 26,188
                                                                                                                          ----------
                                                                                                                             285,501
MISCELLANEOUS - 0.6%
Packard Bioscience Company, 9.375% - 2007 ..........................................                   45,000                 43,312

OIL - 7.1%
COHO Energy, Inc., 8.875% - 2007 ...................................................                  100,000                100,250
Crown Central Petroleum, 10.875% - 2005 ............................................                  125,000                132,812
Giant Industries, 9.0% - 2007 ......................................................                  100,000                 99,500
Seagull Energy Corporation, 8.625% - 2005 ..........................................                   50,000                 52,125
Southwest Royalties, Inc., 10.50% - 2004 ...........................................                  100,000                 98,750
                                                                                                                          ----------
                                                                                                                             483,437
OFFICE EQUIPMENT & SUPPLIES - 1.0%
Knoll, Inc., 10.875% - 2006 ........................................................                   63,000                 70,402

PACKAGING & CONTAINERS - 2.0%
Huntsman Packaging Corporation, 9.125% - 2007 ......................................                   75,000                 77,250
Plastic Containers, Inc., 10.00% - 2006 ............................................                   50,000                 52,625
                                                                                                                          ----------
                                                                                                                             129,875
                            See accompanying notes.

                                       61

Schedule of Investments
December 31, 1997

SERIES P (High Yield)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Principal
                                                                                                  Amount or
                                                                                                  Number of                  Market
CORPORATE BONDS (continued)                                                                        Shares                    Value
------------------------------------------------------------------------------------------------------------------------------------
PUBLISHING - 3.2%
Big Flower Press Holdings, 8.875% - 2007 ...........................................             $     50,000             $   50,375
Golden Books Publishing, 7.65% - 2002 ..............................................                   50,000                 48,125
Hollinger International Publishing, 8.625% - 2005 ..................................                   50,000                 51,687
K-III Communications Corporation, 10.25% - 2004 ....................................                   20,000                 21,500
Valissis Communications, 9.55% - 2003 ..............................................                   40,000                 44,950
                                                                                                                          ----------
                                                                                                                             216,637
REAL ESTATE - 1.6%
B.F. Saul REIT, 11.625% - 2002 .....................................................                  100,000                106,750

RECREATION - 3.1%
AMF Bowling Worldwide, Inc., 10.875% - 2006 ........................................                   50,000                 54,812
Premier Parks, 9.75% - 2007 ........................................................                  100,000                106,250
Speedway Motorsports, Inc., 8.50% - 2007 ...........................................                   50,000                 51,125
                                                                                                                          ----------
                                                                                                                             212,187
RESTAURANTS - 2.7%
Carrols Corporation, 11.50% - 2003 .................................................                  100,000                106,250
Friendly Ice Cream, 10.50% - 2007 ..................................................                   75,000                 75,375
                                                                                                                          ----------
                                                                                                                             181,625
RETAIL - GROCERY - 1.1%
Marsh Supermarket, Inc., 8.875% - 2007 .............................................                   75,000                 75,937

RETAIL - GENERAL MERCHANDISING - 0.4%
Cole National Group, 9.875% - 2006 .................................................                   25,000                 26,687

RETAIL - SPECIALTY - 0.7%
Zale's Corporation, 8.50% - 2007 ...................................................                   50,000                 49,375

SERVICES - 0.8%
Iron Mountain, Inc., 10.125% - 2006 ................................................                   50,000                 55,000

STEEL - 1.8%
AK Steel Corporation, 9.125% - 2006 ................................................                   25,000                 25,687
Wheeling-Pittsburgh Corporation, 9.25% - 2007 ......................................                  100,000                 98,000
                                                                                                                          ----------
                                                                                                                             123,687
TELECOMMUNICATIONS - 6.4%
Centennial Cellular, 8.875% - 2001 .................................................                  100,000                101,875
Comcast Cellular Holdings, Inc., 9.50% - 2007 ......................................                  100,000                104,500
Intermedia Communications, 8.50% - 2008 ............................................                  125,000                125,000
RCN Corporation, 10.0% - 2007 ......................................................                  100,000                103,000
                                                                                                                          ----------
                                                                                                                             434,375
TEXTILES - 7.6%
Delta Mills, Inc., 9.625% - 2007 ...................................................             $    100,000             $  101,750
Dyersburg Corporation, 9.75% - 2007 ................................................             $     75,000                 78,562
Pillowtex Corporation, 9.00% - 2007 ................................................             $    125,000                127,656
Westpoint Stevens, 9.375% - 2005 ...................................................             $    100,000                104,750
Worldtex, Inc., 9.625% - 2007 ......................................................             $    100,000                102,750
                                                                                                                          ----------
                                                                                                                             515,468
TOBACCO 0.8%
Dimon, Inc., 8.875% - 2006 .........................................................             $     25,000                 27,000
Standard Commercial Tobacco, 8.875% - 2005 .........................................             $     25,000                 25,156
                                                                                                                          ----------
                                                                                                                              52,156
TRANSPORTATION - 2.1%
Allied Holdings, Inc., 8.625% - 2007 ...............................................             $     75,000                 76,875
Teekay Shipping Corporation, 8.32% - 2008 ..........................................             $     65,000                 66,137
                                                                                                                          ----------
                                                                                                                             143,012
                                                                                                                          ----------
     Total corporate bonds - 82.1% ..........................................................................              5,552,021

TRUST PREFERRED SECURITIES(8)
-----------------------------
FINANCE - 1.4%
SI Financing, Inc. 9.50% - 2026 ....................................................                    3,500                 94,500

PREFERRED STOCKS

BANKS & CREDIT - 0.8%
California Federal Bank, 11.50% ....................................................                      500                 56,500

COMMUNICATIONS - 1.3%
Cablevision Systems ................................................................                      784                 90,185

ENTERTAINMENT - 1.8%
Time Warner, Inc., .................................................................                      108                122,306

PUBLISHING - 1.3%
PRIMEDIA, Inc., 10.0% ..............................................................                      800                 84,200
                                                                                                                          ----------
     Total preferred stocks - 5.2% ..........................................................................                353,191
                                                                                                                          ----------
     Total investments - 88.7% ..............................................................................              5,999,712
     Cash and other assets, less liabilities - 11.3% ........................................................                767,455
                                                                                                                          ----------
     Total net assets - 100.0% ..............................................................................           $  6,767,167
                                                                                                                          ==========
                            See accompanying notes.

                                       62

Schedule of Investments
December 31, 1997

SERIES S (Social Awareness)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number                Market
COMMON STOCKS                                                                                      of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.3%
Snap-On Tools ......................................................................                   25,500             $1,112,437

BANKS - MAJOR REGIONAL - 5.7%
Banc One Corporation ...............................................................                   20,600              1,118,838
Bank of New York Company, Inc. .....................................................                   24,600              1,422,188
Northern Trust Corporation .........................................................                   22,200              1,548,450
Wells Fargo & Company ..............................................................                    3,000              1,018,313
                                                                                                                          ----------
                                                                                                                           5,107,789
BANKS - MONEY CENTER - 1.1%
First Chicago NBD Corporation ......................................................                   11,000                918,500

BEVERAGES - SOFT DRINK - 4.3%
Coca-Cola Company ..................................................................                   40,200              2,678,325
PepsiCo, Inc. ......................................................................                   31,900              1,162,356
                                                                                                                          ----------
                                                                                                                           3,840,681
BROADCAST MEDIA - 1.0%
Comcast Corporation (CI. A) ........................................................                   14,400                454,500
Tele-Communications, Inc.* .........................................................                   15,700                438,619
                                                                                                                          ----------
                                                                                                                             893,119
CHEMICALS - BASIC - 0.9%
Praxair, Inc. ......................................................................                   18,800                846,000

CHEMICALS - SPECIALTY - 1.0%
Sigma-Aldrich Corporation ..........................................................                   22,200                882,450

COMMUNICATIONS EQUIPMENT - 0.8%
Tellabs, Inc.* .....................................................................                   14,300                756,113

COMPUTER HARDWARE - 2.7%
Hewlett-Packard Company ............................................................                   17,600              1,100,000
International Business Machines Corporation ........................................                   12,700              1,327,944
                                                                                                                          ----------
                                                                                                                           2,427,944
COMPUTER SOFTWARE/SERVICES - 4.1%
Microsoft Corporation* .............................................................                   18,600              2,404,050
PeopleSoft, Inc.* ..................................................................                   32,800              1,279,200
                                                                                                                          ----------
                                                                                                                           3,683,250
DATA PROCESSING SERVICES - 1.2%
Automatic Data Processing, Inc. ....................................................                   17,000              1,043,375

DISTRIBUTION - FOOD & HEALTH - 1.2%
Cardinal Health, Inc. ..............................................................                   13,800              1,036,725

ELECTRONIC COMPANIES - 0.4%
New Century Energies, Inc. .........................................................                    8,300                397,881

ELECTRONICS - SEMICONDUCTORS - 3.5%
Analog Devices, Inc.* ..............................................................                   33,000                913,688
Intel Corporation ..................................................................                   31,200              2,191,800
                                                                                                                          ----------
                                                                                                                           3,105,488
ENTERTAINMENT - 1.3%
Viacom, Inc. (CI. B)* ..............................................................                   26,900             $1,114,669

FINANCIAL - DIVERSE - 5.4%
Fannie Mae .........................................................................                   22,000              1,255,375
Federal Home Loan Mortgage Corporation .............................................                   28,800              1,207,800
Finova Group, Inc. .................................................................                   24,400              1,212,375
SunAmerica, Inc. ...................................................................                   27,600              1,179,900
                                                                                                                          ----------
                                                                                                                           4,855,450
FOODS - 2.4%
Campbell Soup Company ..............................................................                   16,000                930,000
Interstate Bakeries ................................................................                   33,400              1,248,325
                                                                                                                          ----------
                                                                                                                           2,178,325
HEALTH CARE - DIVERSE - 1.8%
Johnson & Johnson ..................................................................                   24,832              1,635,808

HEALTH CARE - LONG TERM CARE - 0.8%
HEALTHSOUTH Corporation* ...........................................................                   25,000                693,750

HEALTH CARE - SPECIALIZED SERVICES - 0.7%
Quintiles Transnational Corporation* ...............................................                   17,000                650,250

HOUSEHOLD FURNISHING & APPLIANCES - 1.3%
Leggett & Platt, Inc. ..............................................................                   28,100              1,176,687

HOUSEHOLD PRODUCTS - 4.7%
Colgate-Palmolive Company ..........................................................                   16,000              1,176,000
Kimberly-Clark Corporation .........................................................                   16,000                789,000
Procter & Gamble Company ...........................................................                   27,400              2,186,862
                                                                                                                          ----------
                                                                                                                           4,151,862
INSURANCE - MULTI-LINE - 3.4%
American International Group, Inc. .................................................                   15,450              1,680,188
Lincoln National Company ...........................................................                   17,900              1,398,437
                                                                                                                          ----------
                                                                                                                           3,078,625
INSURANCE - PROPERTY - 1.4%
Chubb Corporation ..................................................................                   17,000              1,285,625

LEISURE TIME PRODUCTS - 1.0%
Mattel, Inc. .......................................................................                   24,000                894,000

MACHINERY - DIVERSE - 1.3%
Deere & Company ....................................................................                   19,200              1,119,600

MANUFACTURING - DIVERSIFIED - 1.2%
Illinois Tool Works, Inc. ..........................................................                   17,200              1,034,150

MANUFACTURING - SPECIALIZED - 1.1%
Sealed Air Corporation* ............................................................                   15,400                950,950

MEDICAL PRODUCTS & SUPPLIES - 2.2%
ATL Ultrasound, Inc.* ..............................................................                    9,500                437,000
Guidant Corporation ................................................................                   24,300              1,512,675
                                                                                                                          ----------
                                                                                                                           1,949,675
                            See accompanying notes.

                                       63

Schedule of Investments
December 31, 1997

Series S (Social Awareness)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Number              Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
NATURAL GAS - 1.3%
Consolidated Natural Gas ...........................................................                    8,000             $  484,000
Sonat, Inc. ........................................................................                   14,900                681,675
                                                                                                                          ----------
                                                                                                                           1,165,675
NETWORKING - 1.4%
Cisco Systems, Inc.* ...............................................................                   22,350              1,246,013

OFFICE EQUIPMENT & SUPPLIES - 0.6%
Corporate Express, Inc.* ...........................................................                   44,500                572,937

OIL & GAS - EXPLORATION/PRODUCTION - 1.7%
Anadarko Petroleum Corporation .....................................................                   12,000                728,250
Apache Corporation .................................................................                   22,000                771,375
                                                                                                                          ----------
                                                                                                                           1,499,625
PHARMACEUTICALS - 5.4%
Dura Pharmaceuticals, Inc.* ........................................................                   18,500                848,688
Merck & Company, Inc. ..............................................................                   21,800              2,316,250
Schering-Plough Corporation ........................................................                   26,600              1,652,525
                                                                                                                          ----------
                                                                                                                           4,817,463
RESTAURANTS - 1.6%
McDonald's Corporation .............................................................                   15,200                725,800
Starbucks Corporation* .............................................................                   18,500                709,937
                                                                                                                          ----------
                                                                                                                           1,435,737
RETAIL - DEPARTMENT STORES - 3.2%
Dollar General Corporation .........................................................                   24,375                883,594
Kohl's Corporation* ................................................................                   13,500                919,687
Proffitt's, Inc.* ..................................................................                   38,000              1,080,625
                                                                                                                          ----------
                                                                                                                           2,883,906
RETAIL - DRUG STORES - 1.5%
Walgreen Company ...................................................................                   42,600              1,336,575

RETAIL - FOOD CHAINS - 1.7%
American Stores Company ............................................................                   30,500                627,156
Kroger Company* ....................................................................                   24,500                904,969
                                                                                                                          ----------
                                                                                                                           1,532,125
RETAIL - GENERAL MERCHANDISE - 1.6%
Dayton Hudson Corporation ..........................................................                   21,400              1,444,500

RETAIL - SPECIALTY - 1.9%
Staples, Inc.* .....................................................................                   41,075              1,139,831
Woolworth Corporation* .............................................................                   29,000                590,875
                                                                                                                          ----------
                                                                                                                           1,730,706
SAVINGS & LOAN - 1.7%
Ahmanson (H.F.) & Company ..........................................................                   22,200              1,486,013

SERVICES - ADVERTISING/MARKETING - 1.7%
Omnicom Group, Inc. ................................................................                   35,000              1,483,125

SERVICES - COMMERCIAL & CONSUMER - 3.4%
Apollo Group, Inc.* ................................................................                   26,000             $1,228,500
Service Corporation International ..................................................                   23,800                879,112
Sylvan Learning Systems, Inc.* .....................................................                   24,500                955,500
                                                                                                                          ----------
                                                                                                                           3,063,112
TELEPHONE - 5.1%
Ameritech Corporation ..............................................................                   12,000                966,000
Bell Atlantic Corporation ..........................................................                   10,100                919,100
Bellsouth Corporation ..............................................................                   22,600              1,272,662
SBC Communications .................................................................                   19,100              1,399,075
                                                                                                                          ----------
                                                                                                                           4,556,837
TELECOMMUNICATIONS - LONG DISTANCE - 3.2%
AT&T Corporation ...................................................................                   28,100              1,721,125
Sprint Corporation .................................................................                   19,500              1,143,187
                                                                                                                          ----------
                                                                                                                           2,864,312
                                                                                                                          ----------
     Total common stocks - 96.2% ............................................................................             85,939,839
     Cash and other assets, less liabilities - 3.8% .........................................................              3,391,819
                                                                                                                          ----------
     Total net assets - 100.0% ..............................................................................           $ 89,331,658
                                                                                                                          ==========
SERIES V (VALUE)
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS
----------------
COMPUTER SOFTWARE - 2.9%
Unisys Corporation .................................................................                    4,200             $  189,262

COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 3.0%
Lockheed Martin Corporation ........................................................                    2,000                197,000

ALUMINUM - 0.8%
Easco, Inc. ........................................................................                    4,000                 53,000

BANKS - MAJOR REGIONAL - 2.1%
Wells Fargo & Company ..............................................................                      400                135,775

CHEMICALS - BASIC - 1.4%
Praxair, Inc. ......................................................................                    2,000                 90,000

CHEMICALS - SPECIALTY - 0.7%
Dexter Corporation .................................................................                    1,100                 47,506

COMMUNICATION EQUIPMENT - 5.1%
Antec Corporation* .................................................................                    7,500                117,188
Comverse Technology, Inc.* .........................................................                    2,400                 93,600
Harris Corporation .................................................................                    2,600                119,275
                                                                                                                          ----------
                                                                                                                             330,063
COMPUTER SOFTWARE/SERVICES - 7.2%
Computer Sciences Corporation* .....................................................                    2,400                200,400
DST Systems, Inc.* .................................................................                    3,000                128,063
Electronics For Imaging, Inc.* .....................................................                    6,400                106,400
Rational Software Corporation* .....................................................                    3,000                 34,125
                                                                                                                          ----------
                                                                                                                             468,988
                            See accompanying notes.

                                       64

Schedule of Investments
December 31, 1997

SERIES V (Value)(Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Number              Market
COMMON STOCKS (continued)                                                                              of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
CONTAINERS - METALS/GLASS - 1.5%
Crown Cork & Seal Company, Inc. ....................................................                    2,000             $  100,250

CONTAINERS - PACKAGING - 1.1%
Sealright Company, Inc. ............................................................                    6,000                 74,250

ELECTRIC COMPANIES - 2.8%
Cipsco, Inc. .......................................................................                    1,200                 53,100
Empire District Electric Company ...................................................                    2,500                 49,062
Scana Corporation ..................................................................                    2,600                 77,838
                                                                                                                          ----------
                                                                                                                             180,000
ELECTRONICS - INSTRUMENTATION - 3.4%
EG&G, Inc. .........................................................................                   10,500                218,531

FINANCIAL - DIVERSE - 0.8%
American Express Company ...........................................................                      600                 53,550

FOODS - 3.4%
Chiquita Brands International, Inc. ................................................                    5,000                 81,563
Hormel Foods Corporation ...........................................................                    4,200                137,550
                                                                                                                          ----------
                                                                                                                             219,113
GAMING & LOTTERY - 2.2%
Circus Circus Enterprises, Inc.* ...................................................                    7,000                143,500

HEALTH CARE - LONG TERM CARE - 2.9%
Integrated Health Services, Inc. ...................................................                    6,000                187,125

HEALTH CARE - SPECIALIZED SERVICES - 1.3%
Allegiance Corporation .............................................................                    2,300                 81,506

HOUSEHOLD FURNISHINGS & APPLIANCES - 3.6%
Meadowcraft, Inc.* .................................................................                    6,500                 76,375
O'Sullivan Industries Holdings, Inc.* ..............................................                   16,000                160,000
                                                                                                                          ----------
                                                                                                                             236,375
HOUSEHOLD PRODUCTS - 1.4%
Kimberly-Clark Corporation .........................................................                    1,900                 93,694

INSURANCE - LIFE/HEALTH - 2.4%
Aflac, Inc. ........................................................................                    3,000                153,375

INSURANCE - PROPERTY - 2.1%
Leucadia National Corporation ......................................................                    3,900                134,550

IRON & STEEL - 1.2%
Cleveland-Cliffs, Inc. .............................................................                    1,700                 77,881

LEISURE TIME PRODUCTS - 1.5%
Hasbro, Inc. .......................................................................                    3,000                 94,500

LODGING - HOTELS - 1.8%
La Quinta Inns, Inc. ...............................................................                    6,000                115,875

MANUFACTURING - DIVERSIFIED - 1.6%
U.S. Industries, Inc. ..............................................................                    3,500                105,437

MEDICAL PRODUCTS & SUPPLIES - 2.9%
ATL Ultrasound, Inc.* ..............................................................                    1,700             $   78,200
Sunrise Medical, Inc.* .............................................................                    7,000                108,063
                                                                                                                          ----------
                                                                                                                             186,263
NATURAL GAS - 5.0%
Equitable Resources, Inc. ..........................................................                    4,500                159,188
Peoples Energy Corporation .........................................................                    2,000                 78,750
Questar Corporation ................................................................                    2,000                 89,250
                                                                                                                          ----------
                                                                                                                             327,188
OFFICE EQUIPMENT & SUPPLIES - 1.6%
Corporate Express, Inc.* ...........................................................                    8,300                106,862

OIL & GAS - EXPLORATION & PRODUCTION - 6.1%
Apache Corporation .................................................................                    4,000                140,250
Forcenergy, Inc.* ..................................................................                    4,000                104,750
YFP Sociedad Anomima ADR ...........................................................                    4,500                153,844
                                                                                                                          ----------
                                                                                                                             398,844

PHARMACEUTICALS - 4.6%
Mylan Laboratories, Inc. ...........................................................                    5,000                104,687
R.P. Scherer Corporation* ..........................................................                    1,000                 61,000
Teva Pharmaceutical Industries, Ltd. ADR ...........................................                    2,800                132,475
                                                                                                                          ----------
                                                                                                                             298,162
PUBLISHING - NEWSPAPER - 5.2%
E.W. Scripps Company ...............................................................                    4,200                203,437
News Corporation, Ltd. ADR .........................................................                    6,000                133,875
                                                                                                                          ----------
                                                                                                                             337,312
RAILROADS - 1.5%
Railamerica, Inc.* .................................................................                   15,000                 96,563

RESTAURANTS - 2.2%
The Cheesecake Factory* ............................................................                    4,700                143,350

RETAIL - SPECIALTY - 1.6%
Payless ShoeSource, Inc.* ..........................................................                    1,500                100,687

SERVICES - COMMERCIAL & CONSUMER - 3.6%
Angelica Corporation ...............................................................                    9,000                203,625
Vari-Lite International, Inc.* .....................................................                    2,500                 29,844
                                                                                                                          ----------
                                                                                                                             233,469
SERVICES - DATA PROCESSING - 1.8%
First Data Corporation .............................................................                    3,900                114,075
                                                                                                                          ----------
     Total common stocks - 91.4% ...................................................                                       5,934,619
                                                                                                                          ----------
     Total investments - 94.3% .....................................................                                       6,123,881
     Cash and other assets, less liabilities - 5.7% ................................                                         367,116
                                                                                                                          ----------
     Total net assets - 100.0% .....................................................                                    $  6,490,997
                                                                                                                          ==========
                             See accompanying notes

                                       65

Schedule of Investments
December 31, 1997

SERIES X (Small Cap)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Number              Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.4%
Orbital Sciences Corporation* ......................................................                      400             $   11,900

AIRLINES - 3.1%
Alaska Air Group, Inc.* ............................................................                      300                 11,625
America West Holdings Corporation* .................................................                      700                 13,037
Midwest Express Holdings, Inc.* ....................................................                    1,500                 58,219
                                                                                                                          ----------
                                                                                                                              82,881
BANKING - MAJOR REGIONAL - 1.6%
Friedman, Billings, Ramsey Group, Inc.* ............................................                      500                  8,969
Western Bancorp ....................................................................                    1,000                 33,000
                                                                                                                          ----------
                                                                                                                              41,969
BIOTECHNOLOGY - 1.0%
Incyte Pharmaceuticals, Inc.* ......................................................                      600                 27,000

BROADCAST MEDIA - 4.6%
Cox Radio, Inc.* ...................................................................                      600                 24,150
Heftel Broadcasting Corporation* ...................................................                    1,000                 46,750
Sinclair Broadcast Group, Inc.* ....................................................                    1,100                 51,287
                                                                                                                          ----------
                                                                                                                             122,187
BUILDING MATERIALS - 1.1%
Calmat Company .....................................................................                    1,000                 27,875

COMMUNICATION EQUIPMENT - 0.4%
Anicom, Inc.* ......................................................................                      700                 11,112

COMPUTER SOFTWARE/SERVICES - 9.4%
CBT Group PLC ADR* .................................................................                      300                 24,637
Concord Communications, Inc.* ......................................................                    3,000                 62,250
Crystal Systems Solutions* .........................................................                      600                 15,300
HNC Software, Inc.* ................................................................                      600                 25,800
Information Management Resources, Inc.* ............................................                    1,000                 37,500
PRT Group, Inc.* ...................................................................                    1,400                 15,925
Sykes Enterprises, Inc.* ...........................................................                    1,200                 23,400
Veritas Software Corporation* ......................................................                      400                 20,400
Visio Corporation* .................................................................                      600                 23,025
                                                                                                                          ----------
                                                                                                                             248,237
CONTAINERS & PACKAGING - 1.8%
Mail-Well, Inc.* ...................................................................                    1,200                 48,600

DISTRIBUTION - FOOD/HEALTH - 3.1%
Suiza Foods Corporation* ...........................................................                    1,370                 81,601

ELECTRONICS - SEMICONDUCTORS - 1.7%
Sipex Corporation* .................................................................                      500                 15,125
Uniphase Corporation* ..............................................................                      700                 28,962
                                                                                                                          ----------
                                                                                                                              44,087
HEALTH CARE - LONG TERM CARE - 1.3%
Atria Communities, Inc.* ...........................................................                    2,000                 34,250

HEALTH CARE - MANAGED CARE - 1.6%
National Surgery Centers, Inc.* ....................................................                    1,600                 42,000

HEALTH CARE - SPECIALIZED SERVICES - 1.8%
Advance Paradigm, Inc.* ............................................................                      800             $   25,400
Parexel International* .............................................................                      600                 22,200
                                                                                                                          ----------
                                                                                                                              47,600
HOSPITAL MANAGEMENT - 1.3%
Transition Systems, Inc.* ..........................................................                    1,600                 35,400

INSURANCE - MULTILINE - 1.1%
ESG RE Limited* ....................................................................                    1,200                 28,200

INSURANCE - PROPERTY - 2.4%
Executive Risk, Inc. ...............................................................                      900                 62,831

LODGING - HOTELS - 4.9%
Capstar Hotel Company* .............................................................                    2,000                 68,625
Wyndham Hotel Corporation* .........................................................                    1,500                 60,563
                                                                                                                          ----------
                                                                                                                             129,188
MEDICAL PRODUCTS & SUPPLIES - 0.8%
Respironics, Inc.* .................................................................                    1,000                 22,375

OIL & GAS - DRILLING & EQUIPMENT - 1.0%
Key Energy Group, Inc.* ............................................................                    1,200                 26,025

PERSONAL CARE - 0.3%
Windmere-Durable Holdings, Inc. ....................................................                      400                  9,025

PHARMACEUTICALS - 2.3%
Amerisource Health Corporation* ....................................................                      500                 29,375
Biovail Corporation International* .................................................                      500                 19,531
Pathogenesis Corporation* ..........................................................                      300                 11,138
                                                                                                                          ----------
                                                                                                                              60,044
REAL ESTATE INVESTMENT TRUST - 6.3%
Boston Properties, Inc. ............................................................                      400                 13,225
CCA Prison Realty Trust, Inc. ......................................................                      800                 35,700
Glenborough Realty Trust, Inc. .....................................................                    2,000                 59,250
Laser Mortgage Management, Inc. ....................................................                    2,500                 36,250
Patriot American Hospitality, Inc. .................................................                      800                 23,050
                                                                                                                          ----------
                                                                                                                             167,475
RESTAURANTS - 1.0%
Landry's Seafood Restaurants, Inc.* ................................................                      400                  9,600
Rainforest Cafe, Inc. ..............................................................                      500                 16,500
                                                                                                                          ----------
                                                                                                                              26,100
RETAIL - APPAREL - 1.5%
Abercrombie & Fitch Company* .......................................................                      400                 12,500
Stage Stores, Inc.* ................................................................                      700                 26,163
                                                                                                                          ----------
                                                                                                                              38,663
RETAIL - BUILDING SUPPLIES - 1.5%
Rental Service Corporation* ........................................................                    1,600                 39,300

RETAIL - DEPARTMENT STORES - 2.4%
99 Cents Only Stores* ..............................................................                    2,125                 62,688

                            See accompanying notes.

                                       66

Schedule of Investments
December 31, 1997

SERIES X (Small Cap)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Number              Market
COMMON STOCKS                                                                                         of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
RETAIL - FOOD CHAINS - 4.1%
Dominick's Supermarkets, Inc.* .....................................................                    1,500             $   54,750
Wild Oats Market, Inc.* ............................................................                    1,500                 54,094
                                                                                                                          ----------
                                                                                                                             108,844
RETAIL - GENERAL MERCHANDISE - 4.4%
Dollar Tree Stores, Inc.* ..........................................................                    1,200                 49,650
Linens `N Things, Inc.* ............................................................                    1,500                 65,437
                                                                                                                          ----------
                                                                                                                             115,087
RETAIL - SPECIALTY - 1.7%
Michaels' Stores, Inc.* ............................................................                    1,500                 43,875

SAVINGS & LOANS - 3.1%
Sterling Financial Corporation* ....................................................                    1,000                 21,750
Webster Financial Corporation ......................................................                      900                 59,850
                                                                                                                          ----------
                                                                                                                              81,600
SERVICES - ADVERTISING/MARKETING - 5.2%
Acxiom Corporation* ................................................................                      700                 13,475
Lamar Advertising Company* .........................................................                    2,100                 83,475
Universal Outdoor Holdings, Inc.* ..................................................                      800                 41,600
                                                                                                                          ----------
                                                                                                                             138,550
SERVICES - COMMERCIAL & CONSUMER - 8.9%
Corestaff, Inc.* ...................................................................                      700                 18,550
Hall, Kinion & Associates, Inc. ....................................................                    1,500                 32,813
International Telecommunication Data Systems, Inc.* ................................                      500                 16,000
Lamalie Associates, Inc.* ..........................................................                    1,300                 26,000
Mac-Gray Corporation* ..............................................................                    3,500                 54,688
Romac International, Inc.* .........................................................                    3,000                 73,312
Select Appointments Holdings Public Limited ........................................                      800                 14,600
                                                                                                                          ----------
                                                                                                                             235,963
SERVICES - DATA PROCESSING - 2.4%
Billing Information Concepts Corporation* ..........................................                    1,300                 62,400

SPECIALTY PRINTING - 1.6%
Consolidated Graphics, Inc.* .......................................................                      600                 27,975
Valassis Communications, Inc.* .....................................................                      400                 14,800
                                                                                                                          ----------
                                                                                                                              42,775
TELECOMMUNICATION - LONG DISTANCE - 1.6%
Saville Systems Ireland PLC-ADR* ...................................................                    1,000                 41,500

WASTE MANAGEMENT - 2.0%
Superior Services, Inc.* ...........................................................                    1,800                 51,975
                                                                                                                          ----------
     Total common stocks - 94.7% ............................................................................           $  2,501,182
                                                                                                                          ----------
     Cash and other assets, less liabilities - 5.3% .........................................................                138,802
                                                                                                                          ----------
     Total net assets - 100.0% ..............................................................................           $  2,639,984
                                                                                                                          ==========

The identified cost of investments owned at December 31,1997 was the same for federal income tax and financial statement purposes for Series A, B, C, K, P, S and V. The identified cost of investments for federal income tax purposes for Series D, E, J, M, N, O and X was $237,723,065, $135,226,629, $169,156,921,
$46,697,879, $31,029,368, $116,904,806 and $2,389,970, respectively.

 * Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1) Deferred interest obligations currently zero under terms of initial offering.

(2) Principal amount on foreign bond is reflected in local currency (e.g., Danish krone) while market value is reflected in U.S. dollars.

(3)  Variable rate security which may be reset the first of each month.

(4)  Variable rate security which may be reset the first of each quarter.

(5)  Step rate security in which rate may change over the life of the bond.

(6)  Variable rate security which may be reset every two years.

(7) Floating rate security which may be reset the first of each semi-annual payment.

(8) Trust preferred securities - Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.
                            See accompanying notes.

                                 BALANCE SHEETS
                               December 31, 1997

                                                                         Series B        Series C     Series D        Series E
                                                         Series A        (Growth-         (Money     (Worldwide     (High Grade
                                                         (Growth)         Income)         Market)      Equity)        Income)
                                                      --------------  --------------  ------------  ------------  -------------

ASSETS
Investments, at value (identified cost $603,391,167,
 $872,131,276, $28,326,675, $237,186,466 and
 $135,172,724 respectively) ........................  $  912,080,784  $1,183,758,519  $ 28,323,098  $251,517,736  $139,515,145
Short-term commercial paper, at market or at
 amortized cost which approximates market
 value (identified cost $8,168,286, $0, $69,691,751,
$0, $0 and $0,respectively) ........................       8,168,286            --      69,691,498          --             --
Cash ...............................................      92,923,438      70,198,702       523,384    31,136,775           --
Receivables:
 Fund shares sold ..................................         790,904         774,375       795,552       279,609       117,395
 Securities sold ...................................         239,782      16,074,375       160,709     3,081,482            --
 Forward foreign exchange contracts ................            --              --            --         869,934            --
 Interest ..........................................         363,124       1,906,258       550,734        92,159     2,270,132
 Dividends .........................................       1,003,697       1,236,593          --         241,176            --
 Foreign taxes recoverable .........................            --              --            --         199,872            --
Prepaid Expenses ...................................           9,168          13,423           251            --          2,173
                                                      --------------  --------------  ------------  ------------  -------------
   Total assets ....................................  $1,015,579,183  $1,273,962,245  $100,045,226  $287,418,743  $ 141,904,845
                                                      ==============  ==============  ============  ============  =============

LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased .............................  $   12,565,196  $   71,933,442  $        --   $    880,057  $         --
  Fund shares redeemed .............................       2,315,949       2,647,702     1,964,602       361,889        394,931
Other liabilities:
  Management fees ..................................         665,832         796,934        45,265       258,653         93,937
  Custodian fees ...................................           5,365           8,640         6,132        29,458          1,102
  Transfer and administration fees .................          40,707          48,529         4,767        12,290          6,217
  Professional fees ................................          21,051          33,398         5,152        41,225          7,163
  Miscellaneous ....................................          36,116         191,179         4,478        53,510          9,750
Cash overdraft .....................................            --              --            --            --          483,210
                                                      --------------  --------------  ------------  ------------  -------------
   Total liabilities ...............................      15,650,216      75,659,824     2,030,396     1,637,082        996,310

Net Assets:
Paid in capital ....................................     612,155,500     737,234,131    91,896,653   247,185,030    142,031,247
Undistributed net investment income ................       5,458,278      20,257,353     6,122,007     3,265,920      8,351,464
Accumulated undistributed net realized
 gain (loss) on sale of investments
  and foreign currency transactions ................      73,625,572     129,183,694          --      20,120,431    (13,816,597)
Net unrealized appreciation (depreciation)
 in value of investments and translation of assets
 and liabilities in foreign currency ...............     308,689,617     311,627,243        (3,830)   15,210,280      4,342,421
                                                      --------------  --------------  ------------  ------------  -------------
  Net assets .......................................     999,928,967   1,198,302,421    98,014,830   285,781,661    140,908,535
                                                      --------------  --------------  ------------  ------------  -------------
   Total liabilities and net assets ................  $1,015,579,183  $1,273,962,245  $100,045,226  $287,418,743  $ 141,904,845
                                                      ==============  ==============  ============  ============  =============
Capital shares authorized ..........................      Indefinite      Indefinite    Indefinite    Indefinite     Indefinite
Capital shares outstanding .........................      34,020,629      28,805,295     7,821,762    46,544,062     11,506,869

Net asset value per share (net assets
  divided by shares outstanding) ...................  $        29.39  $        41.60  $      12.53  $       6.14  $       12.25
                                                      ==============  ==============  ============  ============  =============

                            See accompanying notes.

                                December 31, 1997

                                                                                  Series K     Series M    Series N
                                                                    Series J      (Global    (Specialized  (Managed      Series O
                                                                   (Emerging     Aggressive      Asset       Asset       (Equity
                                                                    Growth)         Bond)     Allocation)  Allocation)     Income)
                                                                 ------------  ------------   -----------  -----------  ------------
ASSETS
Investments, at value (identified cost $169,140,358,
 $14,455,267, $46,908,630, $31,015,284
 and $116,881,844, respectively) ..............................  $210,447,459  $ 14,032,362   $48,244,748  $36,094,177  $140,430,793
Short-term commercial paper, at market or at
 amortized cost which approximates market
 value (identified cost $0, $0, $0, $1,743,690
 and $10,860,433, respectively) ...............................          --            --            --      1,743,690    10,860,433
Cash ..........................................................    11,668,852       122,474           971          627          --
Receivables:
 Fund shares sold .............................................       281,060       262,899        27,368      108,696       375,537
 Securities sold ..............................................     9,822,635       727,746          --           --            --
 Forward foreign exchange contracts ...........................          --          16,331          --           --            --
 Interest .....................................................        57,413       314,404       162,739      269,008        35,737
 Dividends ....................................................        96,488          --          29,718       25,676       341,844
Prepaid Expenses ..............................................         3,736           420         1,166          943         1,874
Foreign taxes recoverable .....................................          --          13,189        10,424        2,547         2,780
                                                                 ------------  ------------   -----------  -----------  ------------
  Total assets ................................................  $232,377,643  $ 15,489,825   $48,477,134  $38,245,364  $152,048,998
                                                                 ============  ============   ===========  ===========  ============
LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased ........................................  $  5,825,026  $    730,735           $--          $--  $    794,888
  Fund shares redeemed ........................................        82,346        21,822        38,370       17,324       712,676
  Written call options outstanding ............................          --          25,186          --           --            --
Other liabilities:
  Management fees .............................................       149,785          --          43,254       33,481       131,536
  Custodian fees ..............................................         3,918        18,160         3,370        1,459         2,764
  Transfer and administration fees ............................         9,624         6,044         2,417        6,966         6,504
  Professional fees ...........................................         3,716         2,455         8,004        3,016         4,472
  Miscellaneous ...............................................         5,788         6,752         2,909        1,316         4,855
                                                                 ------------  ------------   -----------  -----------  ------------
   Total liabilities ..........................................     6,080,203       811,154        98,324       63,562     1,657,695

Net Assets:
Paid in capital ...............................................   159,873,252    15,069,823    43,929,258   31,946,406   118,634,208
Undistributed net investment income ...........................     1,387,623          --         735,292      724,004     2,386,728
Accumulated undistributed net realized
 gain (loss) on sale of investments, futures, options
  and foreign currency transactions ...........................    23,729,464        25,258     2,378,672      433,323     5,821,380
Net unrealized appreciation (depreciation)
 in value of investments, futures, options and
 translation of assets and liabilities in
 foreign currency .............................................    41,307,101      (416,410)    1,335,588    5,078,069    23,548,987
                                                                 ------------  ------------   -----------  -----------  ------------
  Net assets ..................................................   226,297,440    14,678,671    48,378,810   38,181,802   150,391,303
                                                                 ------------  ------------   -----------  -----------  ------------
   Total liabilities and net assets ...........................  $232,377,643  $ 15,489,825   $48,477,134  $38,245,364  $152,048,998
                                                                 ============  ============   ===========  ===========  ============
Capital shares authorized .....................................    Indefinite    Indefinite    Indefinite   Indefinite    Indefinite
Capital shares outstanding ....................................    10,608,091     1,459,082     3,934,927    2,750,073     8,533,609
Net asset value per share (net assets
 divided by shares outstanding) ...............................  $      21.33  $      10.06   $     12.29  $     13.88  $      17.62
                                                                 ============  ============   ===========  ===========  ============

                            See accompanying notes.

                                December 31, 1997

                                                                                      Series S
                                                                     Series P         (Social-          Series V         Series X
                                                                   (High Yeild)       Awareness)         (Value)        (Small Cap)
                                                                    ----------       -----------       ----------       -----------

ASSETS
Investments, at value
 (identified cost $5,869,673, $62,423,030,
 $5,778,444, and $2,382,250, respectively) ..................       $5,999,712       $85,939,839       $6,123,881       $ 2,501,182
Cash ........................................................          619,440         4,427,439          334,639           385,353
Receivables:
 Fund shares sold ...........................................           20,000           120,440           31,785            15,339
 Securities sold ............................................             --                --               --              57,249
 Interest ...................................................          130,203            20,410            1,440             2,089
 Dividends ..................................................             --              90,324            9,957             1,098
Prepaid Expenses ............................................            2,386             1,718              184               180
                                                                    ----------       -----------       ----------       -----------
  Total assets ..............................................       $6,771,741       $90,600,170       $6,501,886       $ 2,962,490
                                                                    ==========       ===========       ==========       ===========

LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased ......................................              $--       $ 1,123,151       $    7,210       $   319,680
  Fund shares redeemed ......................................            1,864            75,725              407                 9
Other liabilities:
  Management fees ...........................................             --              58,866             --                --
  Custodian fees ............................................             --                --                376              --
  Transfer and administration fees ..........................              377             4,071              357               270
  Professional fees .........................................            2,083              --              2,200             2,100
  Miscellaneous .............................................              250             6,699              339               447
                                                                    ----------       -----------       ----------       -----------
   Total liabilities ........................................            4,574         1,268,512           10,889           322,506

Net Assets:
Paid in capital .............................................        6,267,942        63,114,415        5,964,107         2,737,785
Undistributed net investment income .........................          302,736           252,844           28,106             3,766
Accumulated undistributed net realized
 gain (loss) on sale of investments .........................           66,450         2,447,590          153,347          (220,499)
Net unrealized appreciation in value
 of investments .............................................          130,039        23,516,809          345,437           118,932
                                                                    ----------       -----------       ----------       -----------
  Net assets ................................................        6,767,167        89,331,658        6,490,997         2,639,984
                                                                    ----------       -----------       ----------       -----------
   Total liabilities and net assets .........................       $6,771,741       $90,600,170       $6,501,886       $ 2,962,490
                                                                    ==========       ===========       ==========       ===========
Capital shares authorized ...................................       Indefinite        Indefinite       Indefinite        Indefinite
Capital shares outstanding ..................................          384,425         4,014,387          494,222           275,119

Net asset value per share (net assets
  divided by shares outstanding) ............................       $    17.60       $     22.25       $    13.13       $      9.60
                                                                    ==========       ===========       ==========       ===========

                            See accompanying notes.

                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1997

                                                                              Series B      Series C     Series D      Series E
                                                              Series A        (Growth-       (Money     (Worldwide    (High Grade
                                                              (Growth)         Income)       Market)      Equity)       Income)
                                                           -------------   -------------   ----------  ------------   ------------
INVESTMENT INCOME:
 Dividends ...............................................  $  10,100,325   $  13,392,289   $     --    $  5,278,469   $       --
 Interest ................................................      2,471,310      16,087,081    7,066,438       943,624      9,448,009
                                                            -------------   -------------   ----------  ------------   ------------
                                                               12,571,635      29,479,370    7,066,438     6,222,093      9,448,009
 Less foreign tax expense ................................           --              --           --        (530,606)          --
                                                            -------------   -------------   ----------  ------------   ------------
     Total investment income .............................     12,571,635      29,479,370    7,066,438     5,691,487      9,448,009

EXPENSES:
 Management fees .........................................      6,408,123       8,119,740      629,177     2,834,657        945,220
 Custodian fees ..........................................         25,866          37,383       12,129       214,135         10,913
 Transfer/maintenance fees ...............................          4,305           3,880        3,726         3,887          3,182
 Administration fees .....................................        384,487         487,184       56,626       418,521         56,713
 Directors' fees .........................................         19,332          65,999        4,219         3,892          1,759
 Professional fees .......................................         23,360          47,880        8,136        35,556         11,075
 Reports to shareholders .................................         50,340         174,999        5,493        34,929         10,452
 Registration fees .......................................            708             947          296          --              133
 Other expenses ..........................................         42,388          45,811        9,300        19,030          5,459
                                                            -------------   -------------   ----------  ------------   ------------
     Total expenses ......................................      6,958,909       8,983,823      729,102     3,564,607      1,044,906
 Less earnings credits ...................................           (392)         (1,382)        --            --             --
                                                            -------------   -------------   ----------  ------------   ------------
 Net expenses ............................................      6,958,517       8,982,441      729,102     3,564,607      1,044,906
                                                            -------------   -------------   ----------  ------------   ------------
     Net investment income ...............................      5,613,118      20,496,929    6,337,336     2,126,880      8,403,103

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments ............................................     74,245,595     129,262,529         --      21,241,886     (1,539,646)
  Foreign currency transactions ..........................           --              --           --       1,218,889           --
                                                            -------------   -------------   ----------  ------------   ------------
     Net realized gain (loss) ............................     74,245,595     129,262,529         --      22,460,775     (1,539,646)
 Net change in unrealized appreciation
   (depreciation) during the period on:
  Investments ............................................    126,638,845     101,905,973       49,687    (9,320,639)     4,991,204
  Translation of assets and liabilities
     in foreign currencies ...............................           --              --           --         998,330           --
                                                            -------------   -------------   ----------  ------------   ------------
        Net unrealized appreciation (depreciation) .......    126,638,845     101,905,973       49,687    (8,322,309)     4,991,204
                                                            -------------   -------------   ----------  ------------   ------------

     Net gain ............................................    200,884,440     231,168,502       49,687    14,138,466      3,451,558
                                                            -------------   -------------   ----------  ------------   ------------
       Net increase in net assets resulting
        from operations ..................................  $ 206,497,558   $ 251,665,431   $6,387,023  $ 16,265,346   $ 11,854,661
                                                            =============   =============   ==========  ============   ============

                            See accompanying notes.

                      For the Year Ended December 31, 1997

                                                                           Series K        Series M      Series N
                                                            Series J        (Global     (Specialized     (Managed        SERIES O
                                                           (Emerging       Aggressive       Asset          Asset         (EQUITY
                                                             Growth)          Bond)      Allocation)    Allocation)       INCOME)
                                                          ------------    -----------    -----------    -----------    ------------
INVESTMENT INCOME:
 Dividends ............................................   $    581,639    $      --      $   511,945    $   283,810    $  2,834,713
 Interest .............................................        786,728      1,550,616        890,830        829,324         716,095
                                                          ------------    -----------    -----------    -----------    ------------
                                                             1,368,367      1,550,616      1,402,775      1,113,134       3,550,808
 Less foreign tax expense .............................           --           (8,517)       (36,002)        (9,940)         (5,812)
                                                          ------------    -----------    -----------    -----------    ------------
     Total investment income ..........................      1,368,367      1,542,099      1,366,773      1,103,194       3,544,996

EXPENSES:
 Management fees ......................................      1,450,833        110,691        457,703        268,813       1,038,791
 Custodian fees .......................................         11,205         20,075         24,281         18,166          31,025
 Transfer/maintenance fees ............................          3,834          2,396          2,613          2,486           3,028
 Administration fees ..................................         87,050         60,360         74,533         65,972          46,871
 Directors' fees ......................................          3,188             69          1,017            698           2,523
 Professional fees ....................................         10,307          6,205          6,444          5,684           3,712
 Reports to shareholders ..............................         12,151          1,095          8,712          2,469           8,860
 Registration fees ....................................            401          2,493           --             --              --
 Other expenses .......................................          7,920          1,455          3,582          1,050           3,844
                                                          ------------    -----------    -----------    -----------    ------------
     Total expenses ...................................      1,586,889        204,839        578,885        365,338       1,138,654
 Less:
  Reimbursement of expenses ...........................           --         (110,691)          --             --              --
  Earnings credits ....................................           (106)          --             --             --              --
                                                          ------------    -----------    -----------    -----------    ------------
 Net expenses .........................................      1,586,783         94,148        578,885        365,338       1,138,654
                                                          ------------    -----------    -----------    -----------    ------------
     Net investment income (loss) .....................       (218,416)     1,447,951        787,888        737,856       2,406,342

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments .........................................     25,352,614        482,704      2,382,531        438,148       5,864,127
  Foreign currency transactions .......................                      (386,391)        10,191         (6,359)        (11,784)
                                                          ------------    -----------    -----------    -----------    ------------
     Net realized gain ................................     25,352,614         96,313      2,392,722        431,789       5,852,343

 Net change in unrealized appreciation
   (depreciation) during the period on:
  Investments .........................................     13,543,690       (741,932)      (608,635)     3,326,020      17,563,867
  Translation of assets and liabilities
     in foreign currencies ............................           --            4,615           (390)            85             122
                                                          ------------    -----------    -----------    -----------    ------------
     Net unrealized appreciation
        (depreciation) ................................     13,543,690       (737,317)      (609,025)     3,226,105      17,563,989
                                                          ------------    -----------    -----------    -----------    ------------

     Net gain (loss) ..................................     38,896,304       (641,004)     1,783,697      3,657,894      23,416,332
                                                          ------------    -----------    -----------    -----------    ------------
       Net increase in net assets resulting
        from operations ...............................   $ 38,677,888    $   806,947    $ 2,571,585    $ 4,395,750    $ 25,822,674
                                                          ============    ===========    ===========    ===========    ============

                            See accompanying notes.

                      For the Year Ended December 31, 1997

                                                                                        Series S
                                                                      Series P          (Social-         Series V*        Series X**
                                                                    (High Yield)        Awareness)        (Value)        (Small Cap)
                                                                      ---------        -----------       ---------        ---------
Investment Income:
 Dividends ....................................................       $  10,198        $   569,297       $  28,785        $   8,804
 Interest .....................................................         303,858            298,204           6,595             --
                                                                      ---------        -----------       ---------        ---------
     Total investment income ..................................         314,056            867,501          35,380            8,804

Expenses:
 Management fees ..............................................          29,276            552,725          13,412            5,148
 Custodian fees ...............................................           1,077              3,894           1,678              521
 Transfer/maintenance fees ....................................             322              2,865             340              108
 Administration fees ..........................................           1,589             33,163             815              463
 Directors' fees ..............................................              13              1,007             167               52
 Professional fees ............................................           7,067             10,000           3,500            3,500
 Reports to shareholders ......................................              58              4,738              37               41
 Registration fees ............................................              69                157            --                104
 Other expenses ...............................................             701              3,596             737              249
                                                                      ---------        -----------       ---------        ---------
     Total expenses ...........................................          40,172            612,145          20,686           10,186
 Less reimbursement of expenses ...............................         (29,276)              --           (13,412)          (5,148)
                                                                      ---------        -----------       ---------        ---------
 Net expenses .................................................          10,896            612,145           7,274            5,038
                                                                      ---------        -----------       ---------        ---------
     Net investment income ....................................         303,160            255,356          28,106            3,766

Net Realized and Unrealized Gain (Loss):
 Net realized gain (loss) during the period on investments ....          66,450          2,451,272         153,347          220,499
                                                                      ---------        -----------       ---------        ---------
     Net realized gain (loss) .................................          66,450          2,451,272         153,347         (220,499)

 Net change in unrealized appreciation
 (depreciation) during the period on investments ..............          67,808         12,331,938         345,437          118,932
                                                                      ---------        -----------       ---------        ---------
     Net unrealized appreciation ..............................          67,808         12,331,938         345,437          118,932
                                                                      ---------        -----------       ---------        ---------

     Net gain (loss) ..........................................         134,258         14,783,210         498,784         (101,567)
                                                                      ---------        -----------       ---------        ---------
       Net increase (decrease) in net assets
        resulting from operations .............................       $ 437,418        $15,038,566       $ 526,890        ($ 97,801)
                                                                      =========        ===========       =========        =========

 *   Period May 1, 1997 (inception) through December 31, 1997.

**   Period October 15, 1997 (inception) through December 31, 1997.

                            See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      For the Year Ended December 31, 1997

                                                                        Series B         Series C        Series D        Series E
                                                       Series A         (Growth-          (Money        (Worldwide      (High Grade
                                                       (Growth)          Income)          Market)         Equity)         Income)
                                                    -------------   ---------------   -------------   -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income ...........................  $   5,613,118   $    20,496,929   $   6,337,336   $   2,126,880   $   8,403,103
 Net realized gain (loss) ........................     74,245,595       129,262,529            --        22,460,775      (1,539,646)
 Unrealized appreciation (depreciation)
  during the period ..............................    126,638,845       101,905,973          49,687      (8,322,309)      4,991,204
                                                    -------------   ---------------   -------------   -------------   -------------
   Net increase in net assets resulting
    from operations ..............................    206,497,558       251,665,431       6,387,023      16,265,346      11,854,661

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ...........................     (5,518,886)      (23,074,486)     (6,976,237)     (5,800,374)     (8,745,211)
 Net realized gain ...............................    (51,595,242)      (57,256,924)           --       (12,516,597)           --
                                                    -------------   ---------------   -------------   -------------   -------------
   Total distributions to shareholders ...........    (57,114,128)      (80,331,410)     (6,976,237)    (18,316,971)     (8,745,211)

CAPITAL SHARE TRANSACTIONS (a):
 Proceeds from sale of shares ....................    349,498,897       206,586,968     334,627,234     104,379,832      66,408,884
 Dividends reinvested ............................     57,114,128        80,331,410       6,976,237      18,316,971       8,745,211
 Shares redeemed .................................   (270,658,046)     (216,536,285)   (371,671,540)    (81,889,098)    (71,396,121)
                                                    -------------   ---------------   -------------   -------------   -------------
   Net increase (decrease) from capital share
    transactions .................................    135,954,979        70,382,093     (30,068,069)     40,807,705       3,757,974
                                                    -------------   ---------------   -------------   -------------   -------------
     Total increase (decrease) in net assets .....    285,338,409       241,716,114     (30,657,283)     38,756,080       6,867,424

NET ASSETS:
 Beginning of year ...............................    714,590,558       956,586,307     128,672,113     247,025,581     134,041,111
                                                    -------------   ---------------   -------------   -------------   -------------
 End of year .....................................  $ 999,928,967   $ 1,198,302,421   $  98,014,830   $ 285,781,661   $ 140,908,535
                                                    =============   ===============   =============   =============   =============
 Undistributed net investment income at
   end of year ...................................  $   5,458,278   $    20,257,353   $   6,122,007   $   3,265,920   $   8,351,464
                                                    =============   ===============   =============   =============   =============
(a) Shares issued and redeemed
    Shares sold ..................................     12,677,122         5,260,534      26,333,439      16,054,895       5,467,675
    Dividends reinvested .........................      1,995,844         2,051,364         565,336       2,813,667         744,273
    Shares redeemed ..............................    (10,042,899)       (5,527,086)    (29,322,870)    (12,578,379)     (5,876,034)
                                                    -------------   ---------------   -------------   -------------   -------------
       Net increase  (decrease) ..................      4,630,067         1,784,812      (2,424,095)      6,290,183         335,914
                                                    =============   ===============   =============   =============   =============

                            See accompanying notes.

                      For the Year Ended December 31,1997

                                                                        Series K        Series M       Series N
                                                        Series J         (Global      (Specialized      (Manager        Series O
                                                       (Emerging        Aggressive        Asset          Asset         (Equity
                                                         Growth)          Bond)        Allocation)     Allocation)      Income)
                                                     -------------    ------------    ------------    ------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ....................   $    (218,416)   $  1,447,951    $    787,888    $    737,856    $   2,406,342
 Net realized gain ...............................      25,352,614          96,313       2,392,722         431,789        5,852,343
 Unrealized appreciation (depreciation)
  during the period ..............................      13,543,690        (737,317)       (609,025)      3,226,105       17,563,989
                                                     -------------    ------------    ------------    ------------    -------------
   Net increase in net assets resulting
    from operations ..............................      38,677,888         806,947       2,571,585       4,395,750       25,822,674

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ...........................        (549,249)     (1,187,593)       (989,376)       (463,492)      (1,036,083)
 Net realized gain ...............................      (4,737,130)       (360,640)       (951,614)       (302,277)      (1,478,050)
                                                     -------------    ------------    ------------    ------------    -------------
   Total distributions to shareholders ...........      (5,286,379)     (1,548,233)     (1,940,990)       (765,769)      (2,514,133)

CAPITAL SHARE TRANSACTIONS (a):
 Proceeds from sale of shares ....................     133,668,974      12,401,810      20,640,318      22,521,114       89,058,294
 Dividends reinvested ............................       5,286,379       1,548,233       1,940,990         765,769        2,514,133
 Shares redeemed .................................     (94,470,710)    (11,249,981)    (13,229,016)    (12,079,640)     (26,866,727)
                                                     -------------    ------------    ------------    ------------    -------------
   Net increase from capital share
    transactions .................................      44,484,643       2,700,062       9,352,292      11,207,243       64,705,700
                                                     -------------    ------------    ------------    ------------    -------------
     Total increase in net assets ................      77,876,152       1,958,776       9,982,887      14,837,224       88,014,241

NET ASSETS:
 Beginning of year ...............................     148,421,288      12,719,895      38,395,923      23,344,578       62,377,062
                                                     -------------    ------------    ------------    ------------    -------------
 End of year .....................................   $ 226,297,440    $ 14,678,671    $ 48,378,810    $ 38,181,802    $ 150,391,303
                                                     =============    ============    ============    ============    =============
 Undistributed net investment income at
   End of year ...................................   $   1,387,623    $       --      $    735,292    $    724,004    $   2,386,728
                                                     =============    ============    ============    ============    =============
(a) Shares issued and redeemed
    Shares sold ..................................       6,939,060       1,143,221       1,648,855       1,701,526        5,601,731
    Dividends reinvested .........................         248,954         153,633         154,292          57,361          151,820
    Shares redeemed ..............................      (4,713,562)     (1,023,875)     (1,055,108)       (951,637)      (1,670,956)
                                                     -------------    ------------    ------------    ------------    -------------
       Net increase ..............................       2,474,452         272,979         748,039         807,250        4,082,595
                                                     =============    ============    ============    ============    =============

                            See accompanying notes.

                      For the Year Ended December 31, 1997

                                                                                    Series S
                                                                   Series P         (Social-           Series V*        Series X**
                                                                 (High Yield)       Awareness)          (Value)         (Small Cap)
                                                                 -----------       ------------       -----------       -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ....................................      $   303,160       $    255,356       $    28,106       $     3,766
 Net realized gain (loss) .................................           66,450          2,451,272           153,347          (220,499)
 Unrealized appreciation during the period ................           67,808         12,331,938           345,437           118,932
                                                                 -----------       ------------       -----------       -----------
   Net increase (decrease) in net assets
    resulting from operations .............................          437,418         15,038,566           526,890           (97,801)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ....................................          (86,463)          (140,591)             --                --
 Net realized gain ........................................          (16,835)        (3,817,588)             --                --
                                                                 -----------       ------------       -----------       -----------
   Total distributions to shareholders ....................         (103,298)        (3,958,179)             --                --

CAPITAL SHARE TRANSACTION (a):
 Proceeds from sale of shares .............................        5,106,583         31,437,717         6,530,970         2,739,040
 Dividends reinvested .....................................          103,298          3,958,179              --                --
 Shares redeemed ..........................................       (1,441,939)       (14,641,340)         (566,863)           (1,255)
                                                                 -----------       ------------       -----------       -----------
   Net increase from capital share
    transactions ..........................................        3,767,942         20,754,556         5,964,107         2,737,785
                                                                 -----------       ------------       -----------       -----------
     Total increase in net assets .........................        4,102,062         31,834,943         6,490,997         2,639,984

NET ASSETS:
 Beginning of period ......................................        2,665,105         57,496,715              --                --
                                                                 -----------       ------------       -----------       -----------
 End of period ............................................      $ 6,767,167       $ 89,331,658       $ 6,490,997       $ 2,639,984
                                                                 ===========       ============       ===========       ===========
 Undistributed net investment income at end of period .....      $   302,736       $    252,844       $    28,106       $     3,766
                                                                 ===========       ============       ===========       ===========
(a) Shares issued and redeemed
    Shares sold ...........................................          294,241          1,523,304           538,647           275,255
    Dividends reinvested ..................................            6,087            186,619              --                --
    Shares redeemed .......................................          (82,570)          (708,502)          (44,425)             (136)
                                                                 -----------       ------------       -----------       -----------
       Net increase .......................................          217,758          1,001,421           494,222           275,119
                                                                 ===========       ============       ===========       ===========

 *   Period May 1, 1997 (inception) through December 31, 1997.

**   Period October 15, 1997 (inception) through December 31, 1997.

                            See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                      For the Year Ended December 31, 1996

                                                                         Series B         Series C
                                                        Series A         (Growth-          (Money
                                                        (Growth)          Income)          Market)
                                                     -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment income .......................   $   5,466,761    $  22,733,680    $   6,921,208
     Net realized gain (loss) ....................      51,089,074       57,472,747             --
     Unrealized appreciation (depreciation)
          during the period ......................      62,940,793       65,772,214          (41,770)
                                                     -------------    -------------    -------------
          Net increase (decrease) in net assets
               resulting from operations .........     119,496,628      145,978,641        6,879,438

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .......................      (4,858,702)     (18,421,256)      (5,014,558)
     Net realized gain ...........................     (30,078,874)     (89,075,535)            --
                                                     -------------    -------------    -------------
          Total distributions to shareholders ....     (34,937,576)    (107,496,791)      (5,014,558)

CAPITAL SHARE TRANSACTIONS (a):
     Proceeds from sale of shares ................     272,735,836      195,756,138      300,770,030
     Dividends reinvested ........................      34,937,576      107,496,791        5,014,558
     Shares redeemed .............................    (197,533,006)    (180,261,174)    (284,413,035)
                                                     -------------    -------------    -------------
          Net increase from capital share
              transactions .......................     110,140,406      122,991,755       21,371,553
                                                     -------------    -------------    -------------
                     Total increase in net assets      194,699,458      161,473,605       23,236,433

NET ASSETS:
     Beginning of year ...........................     519,891,100      795,112,702      105,435,680
                                                     -------------    -------------    -------------
     End of year .................................   $ 714,590,558    $ 956,586,307    $ 128,672,113
                                                     =============    =============    =============
     Undistributed net investment
          income at end of year ..................   $   5,364,046    $  22,620,615    $   6,760,908
                                                     =============    =============    =============
          (a) Shares issued and redeemed
               Shares sold .......................      11,815,669        5,479,920       23,991,955
               Dividends reinvested ..............       1,535,718        3,174,743          405,053
               Shares redeemed ...................      (8,682,010)      (5,055,630)     (22,692,246)
                                                     -------------    -------------    -------------
                   Net increase ..................       4,669,377        3,599,033        1,704,762
                                                     =============    =============    =============

                                                        SERIES D         SERIES E        SERIES J
                                                       (WORLDWIDE      (HIGH GRADE       (EMERGING
                                                         EQUITY)          INCOME)         GROWTH)
                                                     -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment income .......................   $   1,588,321    $   8,664,351)   $    (270,043)
     Net realized gain (loss) ....................      18,196,752       (2,164,110)       5,574,826
     Unrealized appreciation (depreciation)
          during the period ......................      13,347,522       (7,551,691)      16,151,675
                                                     -------------    -------------    -------------
          Net increase (decrease) in net assets
               resulting  from operations ........      33,132,595       (1,051,450)      21,456,458

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .......................      (6,982,410)      (7,686,321)        (236,747)
     Net realized gain ...........................      (6,588,531)            --         (5,477,835)
                                                     -------------    -------------    -------------
          Total distributions to shareholders ....     (13,570,941)      (7,686,321)      (5,714,582)

CAPITAL SHARE TRANSACTIONS (a):
     Proceeds from sale of shares ................      95,984,267       71,870,139       93,417,694
     Dividends reinvested ........................      13,570,941        7,686,321        5,714,582
     Shares redeemed .............................     (59,872,380)     (62,429,363)     (59,832,305)
                                                     -------------    -------------    -------------
          Net increase from capital share
              transactions .......................      49,682,828       17,127,097       39,299,971
                                                     -------------    -------------    -------------
                     Total increase in net assets       69,244,482        8,389,326       55,041,847

NET ASSETS:
     Beginning of year ...........................     177,781,099      125,651,785       93,379,441
                                                     -------------    -------------    -------------
     End of year .................................   $ 247,025,581    $ 134,041,111    $ 148,421,288
                                                     =============    =============    =============
     Undistributed net investment
          income at end of year ..................   $   5,665,264    $   8,629,443    $     541,285
                                                     =============    =============    =============
          (a) Shares issued and redeemed
               Shares sold .......................      15,951,967        5,820,235        5,392,420
               Dividends reinvested ..............       2,280,830          649,731          316,597
               Shares redeemed ...................      (9,930,879)      (5,068,479)      (3,388,952)
                                                     -------------    -------------    -------------
                   Net increase ..................       8,301,918        1,401,487        2,320,065
                                                     =============    =============    =============

                            See accompanying notes.

                      For the Year Ended December 31, 1996

                                                   Series K      Series M     Series N
                                                   (Global     (Specialized   (Managed       Series O       Series P     Series S
                                                  Aggressive      Asset          Asset        (Equity         (High      (Social
                                                    Bond)      Allocation)    Allocation)      Income)        Yield)     Awareness)
                                               ------------   ------------   ------------   ------------   ----------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income ....................  $    995,530   $    785,362   $    467,411   $  1,031,187   $   85,799  $    142,884
   Net realized gain ........................        34,262      1,112,952        290,614      1,435,648       17,075     3,818,240
   Unrealized appreciation
   during the period ........................       236,546      1,834,039      1,466,480      4,978,876       62,231     3,541,342
                                               ------------   ------------   ------------   ------------   ----------  ------------
      Net increase in net assets
          resulting  from operations ........     1,266,338      3,732,353      2,224,505      7,445,711      165,105     7,502,466

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ....................      (844,106)      (332,910)      (112,833)      (108,567)        --        (217,556)
   Net realized gain ........................      (141,415)      (154,426)       (22,914)        (7,238)        --      (1,127,096)
                                               ------------   ------------   ------------   ------------   ----------  ------------
      Total distribution to shareholders ....      (985,521)      (487,336)      (135,747)      (115,805)        --      (1,344,652)

CAPITAL SHARE TRANSACTIONS (a):
   Proceeds from sale of shares .............    10,501,775     27,932,031     14,703,728     54,553,040    2,500,000    20,989,370
   Dividends reinvested .....................       985,521        487,336        135,747        115,805         --       1,344,652
   Shares redeemed ..........................    (4,726,579)    (9,244,884)    (4,163,794)   (13,149,311)        --      (7,825,379)
                                               ------------   ------------   ------------   ------------   ----------  ------------
      Net increase from capital
       share transactions ...................     6,760,717     19,174,483     10,675,681     41,519,534    2,500,000    14,508,643
                                               ------------   ------------   ------------   ------------   ----------  ------------
      Total increase in net assets ..........     7,041,534     22,419,500     12,764,439     48,849,440    2,665,105    20,666,457

NET ASSETS:
   Beginning of year ........................     5,678,361     15,976,423     10,580,139     13,527,622         --      36,830,258
                                               ------------   ------------   ------------   ------------   ----------  ------------
   End of year ..............................  $ 12,719,895   $ 38,395,923   $ 23,344,578   $ 62,377,062   $2,665,105  $ 57,496,715
                                               ============   ============   ============   ============   ==========  ============
   Undistributed net investment income
     at end of year .........................  $       --     $    925,207   $    455,499   $  1,028,253   $   85,799  $    138,079
                                               ============   ============   ============   ============   ==========  ============
       (a) Shares issued and redeemed
            Shares sold .....................       968,131      2,471,114      1,317,755      4,318,273      166,667     1,144,145
            Dividends reinvested ............        91,933         42,899         12,013          8,922         --          70,585
            Shares redeemed .................      (429,302)      (818,625)      (372,924)    (1,032,400)        --        (435,648)
                                               ------------   ------------   ------------   ------------   ----------  ------------
               Net increase .................       630,762      1,695,388        956,844      3,294,795      166,667       779,082
                                               ============   ============   ============   ============   ==========  ============

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS

SERIES A (Growth)                                                              Fiscal Period Ended December 31
                                                 ----------------------------------------------------------------------------
                                                      1997(e)         1996(e)       1995(e)            1994           1993
                                                 ------------     ------------   -------------    ------------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $      24.31     $      21.03   $       16.00    $      19.82    $     18.33
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ........................           0.16             0.18            0.18            0.20           0.39
Net Gain (Loss) on Securities
 (realized and unrealized) ...................           6.75             4.50            5.65           (0.44)          2.08
                                                 ------------     ------------   -------------    ------------    -----------
Total from investment operations .............           6.91             4.68            5.83           (0.24)          2.47
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......          (0.18)           (0.20)          (0.15)          (0.38)         (0.23)
Distributions (from Capital Gains) ...........          (1.65)           (1.20)          (0.65)          (3.20)         (0.75)
                                                 ------------     ------------   -------------    ------------    -----------
   Total Distributions .......................          (1.83)           (1.40)          (0.80)          (3.58)         (0.98)
                                                 ------------     ------------   -------------    ------------    -----------
NET ASSET VALUE END OF PERIOD ................   $      29.39     $      24.31   $       21.03    $      16.00    $     19.82
                                                 ============     ============   =============    ============    ===========
TOTAL RETURN (b) .............................           28.7%            22.7%           36.8%           (1.7%          13.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........   $    999,929     $    714,591   $     519,891    $    332,288    $   317,407
Ratio of Expenses to Average Net Assets ......           0.81%            0.83%           0.83%           0.84%          0.86%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ......................           0.66%            0.90%           1.13%           1.13%          2.01%
Portfolio Turnover Rate ......................             61%              57%             83%             90%           108%
Average Commission Paid Per Equity
  Share Traded (i) ...........................   $     0.0600     $     0.0598             N/A             N/A            N/A

SERIES B (GROWTH & INCOME)                                           FISCAL PERIOD ENDED DECEMBER 31
                                                 ----------------------------------------------------------------------------
                                                      1997(e)         1996(e)       1995(e)            1994           1993
                                                 ------------     ------------   -------------    ------------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $      35.40     $      33.95   $       26.54    $      29.73    $     27.76
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ........................           0.72             0.83            0.79            0.51           0.64
Net Gain (Loss) on Securities
 (realized and unrealized) ...................           8.47             5.16            7.16           (1.34)          2.01
                                                 ------------     ------------   -------------    ------------    -----------
Total from investment operations .............           9.19             5.99            7.95           (0.83)          2.65
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......          (0.86)           (0.78)          (0.54)          (0.68)         (0.68)
Distributions (from Capital Gains) ...........          (2.13)           (3.76)           --             (1.68)          --
                                                 ------------     ------------   -------------    ------------    -----------
   Total Distributions .......................          (2.99)           (4.54)          (0.54)          (2.36)         (0.68)
                                                 ------------     ------------   -------------    ------------    -----------
NET ASSET VALUE END OF PERIOD ................   $      41.60     $      35.40   $       33.95    $      26.54    $     29.73
                                                 ============     ============   =============    ============    ===========
TOTAL RETURN (b) .............................           26.5%            18.3%           30.1%           (3.0%           9.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........   $  1,198,302     $    956,586   $     795,113    $    595,154    $   583,599
Ratio of Expenses to Average Net Assets ......           0.83%            0.84%           0.83%           0.84%          0.86%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ......................           1.89%            2.56%           2.70%           2.07%          2.63%
Portfolio Turnover Rate ......................             62%              58%             94%             43%            95%
Average Commission Paid Per Equity
  Share Traded (i) ...........................   $     0.0600     $     0.0602             N/A             N/A            N/A

SERIES C (Money Market)                                                          Fiscal Period Ended December 31
                                                        ----------------------------------------------------------------------
                                                           1997(e)      1996(a)(e)     1995(e)           1994           1993
                                                        -----------    ----------    ----------      ----------      ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................  $     12.56    $    12.34    $    12.27      $    12.09      $   12.21
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................................         0.79          0.61          0.74            0.41           0.29
Net Gain (Loss) on Securities
 (realized and unrealized) ...........................        (0.15)         0.01         (0.08)           0.04           0.03
                                                        -----------    ----------    ----------      ----------      ---------
Total from investment operations .....................         0.64          0.62          0.66            0.45           0.32
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...............        (0.67)        (0.40)        (0.59)          (0.27)         (0.44)
Distributions (from Capital Gains) ...................         --            --            --              --             --
                                                        -----------    ----------    ----------      ----------      ---------
   Total Distributions ...............................        (0.67)        (0.40)        (0.59)          (0.27)         (0.44)
                                                        -----------    ----------    ----------      ----------      ---------
NET ASSET VALUE END OF PERIOD ........................  $     12.53    $    12.56    $    12.34      $    12.27      $   12.09
                                                        ===========    ==========    ==========      ==========      =========
TOTAL RETURN (b) .....................................         5.2%          5.1%          5.4%            3.7%           2.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................  $    98,015    $  128,672    $  105,436      $  118,668      $  99,092
Ratio of Expenses to Average Net Assets ..............        0.58%         0.58%         0.60%           0.61%          0.61%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................        5.04%         4.89%         5.27%           3.70%          2.65%
Portfolio Turnover Rate ..............................         --            --            --              --             --
Average Commission Paid Per Equity
  Share Traded (i) ...................................          N/A           N/A           N/A             N/A            N/A

SERIES D (Worldwide Equity)                                                      Fiscal Period Ended December 31
                                                        ----------------------------------------------------------------------
                                                            1997           1996         1995             1994           1993
                                                        -----------    ----------    ----------      ----------      ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................  $      6.14    $     5.56    $     5.07      $     4.94      $    3.76
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................................         0.04          0.03          0.05            0.02           0.02
Net Gain (Loss) on Securities
 (realized and unrealized) ...........................         0.38          0.93          0.50            0.12           1.17
                                                        -----------    ----------    ----------      ----------      ---------
Total from investment operations .....................         0.42          0.96          0.55            0.14           1.19
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...............        (0.13)        (0.20)         --             (0.01)         (0.01)
Distributions (from Capital Gains) ...................        (0.29)        (0.18)        (0.06)           --             --
                                                        -----------    ----------    ----------      ----------      ---------
   Total Distributions ...............................        (0.42)        (0.38)        (0.06)          (0.01)         (0.01)
                                                        -----------    ----------    ----------      ----------      ---------
NET ASSET VALUE END OF PERIOD ........................  $      6.14    $     6.14    $     5.56      $     5.07      $    4.94
                                                        ===========    ==========    ==========      ==========      =========
TOTAL RETURN (b) .....................................         6.5%         17.5%         10.9%            2.7%          31.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................  $   285,782    $  247,026    $  177,781      $  147,033      $  98,252
Ratio of Expenses to Average Net Assets ..............        1.24%         1.30%         1.31%           1.34%          1.42%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................        0.74%         0.74%         0.90%           0.50%          0.38%
Portfolio Turnover Rate ..............................         129%          115%          169%             82%            70%
Average Commission Paid Per Equity
  Share Traded (i) ...................................  $    0.0163    $   0.0276           N/A             N/A            N/A

SERIES E (High Grade Income)                                               Fiscal Period Ended December 31
                                                       -------------------------------------------------------------------
                                                         1997(e)       1996(e)       1995(e)         1994          1993
                                                       ----------    ----------    ----------     ---------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................  $    12.00    $    12.86    $    11.52     $   13.78     $    13.02
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................        0.86          0.75          0.74          0.76           0.64
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................        0.31         (0.85)         1.36         (1.71)          1.02
                                                       ----------    ----------    ----------     ---------     ----------
Total from investment operations ....................        1.17         (0.10)         2.10         (0.95)          1.66
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............       (0.92)        (0.76)        (0.76)        (0.69)         (0.79)
Distributions (from Capital Gains) ..................        --            --            --           (0.62)         (0.11)
                                                       ----------    ----------    ----------     ---------     ----------
   Total Distributions ..............................       (0.92)        (0.76)        (0.76)        (1.31)         (0.90)
                                                       ----------    ----------    ----------     ---------     ----------
NET ASSET VALUE END OF PERIOD .......................  $    12.25    $    12.00    $    12.86     $   11.52     $    13.78
                                                       ==========    ==========    ==========     =========     ==========
TOTAL RETURN (b) ....................................       10.0%         (0.7%)        18.6%         (6.9%)         12.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................  $  140,909    $  134,041    $  125,652     $ 107,078     $  112,900
Ratio of Expenses to Average Net Assets .............       0.83%         0.83%         0.85%         0.85%          0.86%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................       6.67%         6.77%         6.60%         6.74%          6.21%
Portfolio Turnover Rate .............................        106%          232%          180%          185%           151%
Average Commission Paid Per Equity
  Share Traded (i) ..................................         N/A           N/A           N/A           N/A            N/A

SERIES J (Emerging Growth)                                                 Fiscal Period Ended December 31
                                                       -------------------------------------------------------------------
                                                         1997(e)       1996(e)       1995(e)         1994          1993
                                                       ----------    ----------    ----------     ---------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................  $    18.25    $    16.06    $    13.44     $   14.17     $    12.47
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................       (0.03)        (0.04)         0.04         (0.01)         (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................        3.67          2.93          2.58         (0.71)          1.71
                                                       ----------    ----------    ----------     ---------     ----------
Total from investment operations ....................        3.64          2.89          2.62         (0.72)          1.70
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............       (0.06)        (0.03)         --            --             --
Distributions (from Capital Gains) ..................       (0.50)        (0.67)         --           (0.01)          --
                                                       ----------    ----------    ----------     ---------     ----------
   Total Distributions ..............................       (0.56)        (0.70)         --           (0.01)          --
                                                       ----------    ----------    ----------     ---------     ----------
NET ASSET VALUE END OF PERIOD .......................  $    21.33    $    18.25    $    16.06     $   13.44     $    14.17
                                                       ==========    ==========    ==========     =========     ==========
TOTAL RETURN (b) ....................................       20.0%         18.0%         19.5%         (5.1%)         13.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................  $  226,297    $  148,421    $   93,379     $  76,940     $   42,096
Ratio of Expenses to Average Net Assets .............       0.82%         0.84%         0.84%         0.88%          0.91%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................      (0.11%)       (0.21%)        0.26%        (0.11%)        (0.14%)
Portfolio Turnover Rate .............................        107%          123%          202%           91%           117%
Average Commission Paid Per Equity
  Share Traded (i) ..................................  $   0.0590    $   0.0601           N/A           N/A            N/A

SERIES K (Global Aggressive)                                                             Fiscal Period Ended December 31
                                                                             ----------------------------------------------------
                                                                                1997(d)             1996(d)          1995(a)(c)(d)
                                                                             ------------        ------------        ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....................................     $      10.72        $      10.22        $      10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................................................             1.12                0.90                0.54
Net Gain (Loss) on Securities (realized and unrealized) ................            (0.56)               0.50                0.22
                                                                             ------------        ------------        ------------
Total from investment operations .......................................             0.56                1.40                0.76
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .................................             (.94)              (0.77)              (0.47)
Distributions (from Capital Gains) .....................................             (.28)              (0.13)              (0.04)
Return of Capital ......................................................             --                  --                 (0.03)
                                                                             ------------        ------------        ------------
   Total Distributions .................................................            (1.22)              (0.90)              (0.54)
                                                                             ------------        ------------        ------------
NET ASSET VALUE END OF PERIOD ..........................................     $      10.06        $      10.72        $      10.22
                                                                             ============        ============        ============
TOTAL RETURN (b) .......................................................             5.4%               13.7%                7.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...................................     $     14,679        $     12,720        $      5,678
Ratio of Expenses to Average Net Assets ................................            0.64%               0.84%               1.63%
Ratio of Net Investment Income (Loss) to Average Net Assets ............            9.81%              10.79%              11.03%
Portfolio Turnover Rate ................................................              85%                 86%                127%
Average Commission Paid Per Equity Share Traded (i) ....................              N/A                 N/A                 N/A

SERIES M (Specialized Asset Allocation)                                              Fiscal Period Ended December 31
                                                                             ----------------------------------------------------
                                                                                1997(j)              1996             1995(a)(c)
                                                                             ------------        ------------        ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....................................     $      12.05        $      10.71        $      10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................................................             0.16                0.15                0.17
Net Gain (Loss) on Securities (realized and unrealized) ................             0.59                1.36                0.54
                                                                             ------------        ------------        ------------
Total from investment operations .......................................             0.75                1.51                0.71
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .................................            (0.26)              (0.12)               --
Distributions (from Capital Gains) .....................................            (0.25)              (0.05)               --
                                                                             ------------        ------------        ------------
   Total Distributions .................................................            (0.51)              (0.17)               --
                                                                             ------------        ------------        ------------
NET ASSET VALUE END OF PERIOD ..........................................     $      12.29        $      12.05        $      10.71
                                                                             ============        ============        ============
TOTAL RETURN (b) .......................................................             6.2%               14.2%                7.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...................................     $     48,379        $     38,396        $     15,976
Ratio of Expenses to Average Net Assets ................................            1.26%               1.34%               1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets ............            1.71%               2.73%               3.20%
Portfolio Turnover Rate ................................................              64%                 40%                181%
Average Commission Paid Per Equity Share Traded (i) ....................     $     0.0413        $     0.0266                 N/A

SERIES N (Managed Asset Allocation)                                                    Fiscal Period Ended December 31
                                                                          ------------------------------------------------------
                                                                               1997                 1996            1995(a)(c)
                                                                          -------------        -------------       -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................................    $       12.02        $       10.73       $       10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................................................             0.24                 0.19                0.16
Net Gain (Loss) on Securities (realized and unrealized) ..............             1.96                 1.18                0.57
                                                                          -------------        -------------       -------------
Total from investment operations .....................................             2.20                 1.37                0.73
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...............................            (0.21)               (0.07)               --
Distributions (from Capital Gains) ...................................            (0.13)               (0.01)               --
                                                                          -------------        -------------       -------------
   Total Distributions ...............................................            (0.34)               (0.08)               --
                                                                          -------------        -------------       -------------
NET ASSET VALUE END OF PERIOD ........................................    $       13.88        $       12.02       $       10.73
                                                                          =============        =============       =============
TOTAL RETURN (b) .....................................................            18.4%                12.8%                7.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................................    $      38,182        $      23,345       $      10,580
Ratio of Expenses to Average Net Assets ..............................            1.35%                1.45%               1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets ..........            2.71%                2.67%               2.80%
Portfolio Turnover Rate ..............................................              28%                  41%                 26%
Average Commission Paid Per Equity Share Traded (i) ..................    $      0.0270        $      0.0393                 N/A

SERIES O (Equity Income)                                                               Fiscal Period Ended December 31
                                                                          ------------------------------------------------------
                                                                               1997                 1996            1995(a)(c)
                                                                          -------------        -------------       -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................................    $       14.01        $       11.70       $       10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................................................             0.19                 0.17                0.17
Net Gain (Loss) on Securities (realized and unrealized) ..............             3.77                 2.17                1.53
                                                                          -------------        -------------       -------------
Total from investment operations .....................................             3.96                 2.34                1.70
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...............................            (0.14)               (0.03)               --
Distributions (from Capital Gains) ...................................            (0.21)                --                  --
                                                                          -------------        -------------       -------------
   Total Distributions ...............................................            (0.35)               (0.03)               --
                                                                          -------------        -------------       -------------
NET ASSET VALUE END OF PERIOD ........................................    $       17.62        $       14.01       $       11.70
                                                                          =============        =============       =============
TOTAL RETURN (b) .....................................................             28.4%                20.0%               17.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................................    $     150,391        $      62,377       $      13,528
Ratio of Expenses to Average Net Assets ..............................            1.09%                1.15%               1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets ..........            2.31%                2.62%               3.00%
Portfolio Turnover Rate ..............................................              21%                  22%                  3%
Average Commission Paid Per Equity Share Traded (i) ..................    $      0.0341        $      0.0385                 N/A

SERIES P (High Yield)                                      Fiscal Period Ended December 31
                                                             ----------------------------
                                                                1997(d)       1996(d)(f)
                                                             ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......................  $      15.99    $      15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................................          0.68            0.51
Net Gain (Loss) on Securities (realized and unrealized) ...          1.43            0.48
                                                             ------------    ------------
Total from investment operations ..........................          2.11            0.99
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....................         (0.42)            --
Distributions (from Capital Gains) ........................         (0.08)            --
                                                             ------------    ------------
   Total Distributions ....................................         (0.50)            --
                                                             ------------    ------------
NET ASSET VALUE END OF PERIOD .............................  $      17.60    $      15.99
                                                             ============    ============
TOTAL RETURN (b) ..........................................         13.4%            6.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......................  $      6,767    $      2,665
Ratio of Expenses to Average Net Assets ...................         0.31%           0.28%
Ratio of Net Investment Income (Loss) to Average Net Assets         8.58%           8.24%
Portfolio Turnover Rate ...................................           77%            151%
Average Commission Paid Per Equity Share Traded (i) .......           N/A             N/A

SERIES S (Social Awareness)                                                        Fiscal Period Ended December 31
                                                             ------------------------------------------------------------------
                                                                1997(e)         1996(e)        1995(e)      1994       1993
                                                             ------------    ------------    ----------  ----------  ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......................  $      19.08    $      16.49    $    12.97  $    13.69  $    12.25
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................................          0.06            0.03          0.09        0.08        0.02
Net Gain (Loss) on Securities
 (realized and unrealized) ................................          4.21            3.07          3.51       (0.59)       1.43
                                                             ------------    ------------    ----------  ----------  ----------
Total from investment operations ..........................          4.27            3.10          3.60       (0.51)       1.45
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....................         (0.04)          (0.08)        (0.08)      (0.02)      (0.01)
Distributions (from Capital Gains) ........................         (1.06)          (0.43)         --         (0.19)       --
                                                             ------------    ------------    ----------  ----------  ----------
   Total Distributions ....................................         (1.10)          (0.51)        (0.08)      (0.21)      (0.01)
                                                             ------------    ------------    ----------  ----------  ----------
NET ASSET VALUE END OF PERIOD .............................  $      22.25    $      19.08    $    16.49  $    12.97  $    13.69
                                                             ============    ============    ==========  ==========  ==========
TOTAL RETURN (b) ..........................................         22.7%           18.8%         27.7%       (3.7%)      11.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......................  $     89,332    $     57,497    $   36,830  $   24,539  $   19,490
Ratio of Expenses to Average Net Assets ...................         0.83%           0.84%         0.86%       0.90%       0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets         0.35%           0.30%         0.75%       0.75%       0.23%
Portfolio Turnover Rate ...................................           49%             67%          122%         67%        105%
Average Commission Paid Per Equity Share Traded (i) .......  $     0.0600    $     0.0602           N/A         N/A         N/A

                                                          Fiscal Period Ended
                                                               December 31
SERIES V (Value)                                              1997(a)(d)(g)
                                                              -----------
PER SHARE DATA
Net Asset Value Beginning of Period ........................  $     10.00
Income from Investment Operations:
Net Investment Income ......................................         0.12
Net Gain (Loss) on Securities (realized and unrealized) ....         3.01
                                                              -----------
Total from investment operations ...........................         3.13
Less Distributions
Dividends (from Net Investment Income) .....................         --
Distributions (from Capital Gains) .........................         --
                                                              -----------
   Total Distributions .....................................         --
                                                              -----------
NET ASSET VALUE END OF PERIOD ..............................  $     13.13
                                                              ===========
TOTAL RETURN (b) ...........................................        31.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .......................  $     6,491
Ratio of Expenses to Average Net Assets ....................        0.40%
Ratio of Net Investment Income (Loss) to Average Net Assets         1.55%
Portfolio Turnover Rate ....................................          79%
Average Commission Paid Per Equity Share Traded (i) ........  $    0.0602

                                                          Fiscal Period Ended
                                                               December 31
SERIES X (Small Cap)                                           1997(d)(h)
                                                                --------
PER SHARE DATA
Net Asset Value Beginning of Period ........................  $     10.00
Income from Investment Operations:
Net Investment Income ......................................         0.01
Net Gain (Loss) on Securities (realized and unrealized) ....        (0.41)
                                                              -----------
Total from investment operations ...........................        (0.40)
Less Distributions
Dividends (from Net Investment Income) .....................         --
Distributions (from Capital Gains) .........................         --
   Total Distributions .....................................         --
                                                              -----------
NET ASSET VALUE END OF PERIOD ..............................  $      9.60
                                                              ===========
TOTAL RETURN (b) ...........................................        (4.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .......................  $     2,640
Ratio of Expenses to Average Net Assets ....................        0.98%
Ratio of Net Investment Income (Loss) to Average Net Assets         0.73%
Portfolio Turnover Rate ....................................         402%
Average Commission Paid Per Equity Share Traded (i) ........  $    0.0663

(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.

(c) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(d) Fund expenses for Series K, P, V and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

                      1995    1996    1997
                      ----    ----    ----
        Series K      2.03%   1.59%   1.39%
        Series P       --     1.11%   1.14%
        Series V       --      --     1.14%
        Series X       --      --     1.98%

(e) Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                         1995    1996    1997
                       ------- ------- -------
        Series A        0.83%   0.83%   0.81%
        Series B        0.83%   0.84%   0.83%
        Series C        0.60%   0.58%   0.58%
        Series E        0.85%   0.83%   0.83%
        Series J        0.83%   0.84%   0.82%
        Series S        0.84%   0.84%   0.83%

(f) Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

(g) Series V was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(h) Series X was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(i) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, pay a "spread" or "mark-up" rather than a commission and are therefore excluded from this calculation. Generally, non-U. S. commissions are lower than U. S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U. S. securities. Prior to 1996, average commission information was not required to be disclosed.

(j) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Series M (Specialized Asset Allocation) effective August 1, 1997. Prior to August 1, 1997 SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Series M.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Except for Series K, the funds which invest in foreign securities and currencies do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctutation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Series K isolates its portion of the results of operations resulting from foreign exchange rates on investment from the fluctuation arising from changes in the market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Series D, K, M, N, O and X may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. These Series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Series J and M may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts instead of the underlying securitites when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based on their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit cash or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires. There were no futures contracts held by the Fund at December 31, 1997.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

     E. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell respectively, (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     F. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except for Series K, which does amortize premiums and discounts on debt securities.

     G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.

     H. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     I. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations do not reflect the reduction in expense from the related earnings credits.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of
 .50% of the average daily net assets for Series C, .75% for Series A, B, E, J, K, P, S and V and 1.00% for Series D, M, N, O and X. SMC pays Lexington Management Corporation (LMC), an amount equal to .50% of the average daily net assets of Series D and .35% of the average net assets for Series K, for management services. SMC has agreed to waive all of the management fees for Series P, V and X through December 31, 1997. SMC & LMC have agreed to waive all of the management fees for Series K through December 31, 1997. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $50,000,000 of average net assets of Series N and .40% of the average net assets of Series N in excess of $50,000,000 for management services provided to that Series. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average net assets of Series O and .40% of the average assets in excess of $20,000,000 for management services provided to Series O. For the period January 1, 1997 to July 31, 1997, the Investment Manager paid Templeton Franklin Investment Services, Inc., for research provided to Series M, an annual fee equal to .30% of the first $50,000,000 of the average net assets of Series M invested in equity securities and .25% of the average net assets invested in equity securities in excess of $50,000,000. For this same time period, the Investment Manager also paid Meridian Investment Management Corporation, for research provided to Series M, an annual fee equal to .20% of the average net assets of that Series. The Investment Manager pays Strong Capital Management, Inc. ("Strong") with respect to Series X, an annual fee based on the combined average net assets of the Series and another fund within the Security Funds to which Strong provides advisory services. The fee is equal to .50% of the combined average net assets under $150,000,000, .45% of the combined average net assets at or above $150,000,000 but less than $500,000,000, and .40% of the combined average net assets at or above $500,000,000.

     Shareholders of Series M voted to approve a new subadvisory agreement, effective August 1, 1997, with Meridian Investment Management Corporation, which replaced all existing research agreements. Under this agreement, Meridian furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series M, and for such services receives an annual fee equal to the following schedule:

          Average Daily Net Assets of the Series           Annual Fees
          ---------------------------------------------   ------------
          Less Than $100 Million ......................    .40%, plus
          $100 Million but less than $200 Million .....    .35%, plus
          $200 Million but less than $400 Million .....    .30%, plus
          $400 Million or more ........................    .25%

     The investment advisory contract provides that the total annual expenses of each Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the period ended December 31, 1997, SMC agreed to limit the total expenses for Series K, M, P, V and X to an annual rate of 2% of the average daily net asset value of each respective Series.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

     The Fund has entered into a contract with SMC for transfer agent services and administrative services which SMC provides to the Fund. The charges paid by the Fund under the contract for transfer agent services are insignificant. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund (except Series X), plus the greater of .10% of the average net assets of Series D, K, M and N, or $60,000. With respect to Series X, SMC receives a fee at the annual rate of .09% of the average daily net assets of the Series.

     Certain officers and directors of the Fund are also officers and/or directors of SBL and its subsidiaries, which include SMC.

3. FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) for income tax purposes at December 31, 1997, for all securities and foreign currency holdings (including foreign currency receivables and payables) were as follows:

                                   Aggregate        Aggregate
                                     gross           gross        Net unrealized
                                   unrealized      unrealized      appreciation
                                  appreciation    depreciation    (depreciation)
                                  ------------    ------------    --------------
SERIES A
  (Growth) ..................    $317,616,093    ($ 8,926,476)    $ 308,689,617
SERIES B
  (Growth Income) ...........     316,277,798      (4,650,555)      311,627,243
SERIES C
  (Money Market) ............           2,854          (6,684)           (3,830)
SERIES D
  (Worldwide Equity) ........      35,830,715     (21,157,034)       14,673,681
SERIES E
  (High Grade Income) .......       4,370,216         (81,701)        4,288,515
SERIES J
  (Emerging Growth) .........      44,728,222      (3,437,684)       41,290,538
SERIES K
  (Global Aggressive) .......         540,965        (957,355)         (416,410)
SERIES M
  (Specialized Asset
   Allocation) ..............       5,089,050      (3,964,213)        1,124,837
SERIES N
  (Managed Asset
   Allocation) ..............       5,595,477        (531,492)        5,063,985
SERIES O
  (Equity Income) ...........      24,591,700      (1,065,675)       23,526,025
SERIES P
  (High Yield) ..............         144,700         (14,661)          130,039
SERIES S
  (Social Awareness) ........      24,120,018        (603,209)       23,516,809
SERIES V
  (Value) ...................         504,330        (158,893)          345,437
SERIES X
  (Small Cap) ...............         170,749         (59,537)          111,212

4. INVESTMENT TRANSACTIONS

     Investment transactions for the period ended December 31, 1997, (excluding overnight investments and short-term debt securities) are as follows:

                                                      Proceeds
                                      Purchases      from sales
                                    ------------    ------------
SERIES A
  (Growth) ..................       $543,405,349    $490,877,226
SERIES B
  (Growth Income) ...........        711,536,854     633,345,960
SERIES C
  (Money Market) ............               --              --
SERIES D
  (Worldwide Equity) ........        339,150,807     343,205,545
SERIES E
  (High Grade Income) .......        142,953,492     129,342,529
SERIES J
  (Emerging Growth) .........        217,260,264     181,827,078
SERIES K
  (Global Aggressive) .......         15,464,196      11,639,442
SERIES M
  (Specialized Asset
   Allocation) ..............         35,923,686      25,452,436
SERIES N
  (Managed Asset
   Allocation) ..............         16,649,560       7,051,201
SERIES O
  (Equity Income) ...........         78,239,841      19,583,073
SERIES P
  (High Yield) ..............          6,036,822       2,549,940
SERIES S
  (Social Awareness) ........         52,415,716      33,331,042
SERIES V
  (Value) ...................          7,167,542       1,542,445
SERIES X
  (Small Cap) ...............          4,476,544       1,873,795

     Realized gains and losses are determined on an identified cost basis for federal income tax purposes. For federal income tax purposes, Series A, B, D, J, K, M and S hereby designate $35,819,321, $37,294,810, $2,136,980, $4,737,130,
$152,921, $460,633 and $3,817,583 respectively as capital gains dividends. At December 31, 1997, Series E and X have capital loss carryforwards of $13,762,691 and $74,414, respectively which are available to offset future taxable gains and expires beginning in 2002 and 2005 respectively.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

5. FORWARD FOREIGN EXCHANGE CONTRACTS

At December 31, 1997, Series D and K had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

           CURRENCY                     TYPE    SETTLEMENT DATE  FOREIGN AMOUNT    U. S. AMOUNT   UNREALIZED GAIN  (LOSS)
---------------------------------     -------   ---------------  -------------     ------------   -----------------------
SERIES D
Australian Dollar ...............       Sell       5/04/98       $ 10,836,356       $ 7,618,500       $ 517,793
Austrian Schilling ..............       Sell       1/07/98        115,033,319         9,337,878         236,409
Austrian Schilling ..............       Buy        1/07/98        115,033,319         8,969,879         131,590
Canadian Dollar .................       Sell       6/01/98         12,736,397         9,010,539         100,217
German Deutsche Mark ............       Sell       1/07/98         10,899,047         6,225,252         158,924
German Deutsche Mark ............       Buy        1/07/98         10,899,047         6,118,935         (52,606)
New Zealand Dollar ..............       Sell       4/06/98          7,688,752         4,904,271         458,697
New Zealand Dollar ..............       Buy        4/06/98            348,466           215,857         (14,377)
New Zealand Dollar ..............       Buy        4/06/98            670,460           405,360         (17,706)
British Pound ...................       Sell       4/01/98          9,775,669        15,637,649        (460,771)
British Pound ...................       Buy        4/01/98          9,775,669        16,286,656        (188,236)
                                                                                                      ---------
                                                                                                      $ 869,934
                                                                                                      =========
SERIES K
Danish Kroner ...................       Sell       1/12/98       $  9,500,000       $ 1,406,012       $  16,331

6. FEDERAL TAX STATUS OF DIVIDENDS

     The income dividends paid by the Funds are taxable as ordinary income on the shareholders' tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended December 31, 1997, that qualified for the dividends received deduction for corporate shareholders in accordance with the provisions of the Internal Revenue Code for each Series was: Series A, 64%; Series B, 45%; Series C, 0%; Series D, 7%; Series E, 0%; Series J, 42%; Series K, 0%; Series M, 12%; Series N, 21%; Series O, 60%; Series P, 3%; Series S, 100%, Series V, 16%, and Series X, 100%.

7. TRANSACTIONS IN WRITTEN CALL OPTIONS

     Transactions in written covered call options for Series K were as follows:

                                                     SERIES K
                                            -------------------------
                                                            Number of
                                             Premium       Contracts
                                            ---------     -----------
          Balance at December 31, 1996 .    $   9,147         826,027
            Options written ............      175,436      12,587,154
            Excercised .................      (95,245)     (7,436,057)
            Expiration .................      (70,038)     (5,064,916)
                                            ---------     -----------
          Balance at December 31, 1997 .    $  19,300         912,208
                                            =========     ===========

                         REPORT OF INDEPENDENT AUDITORS

To the Contract Owners and Board of Directors SBL Fund

     We have audited the accompanying balance sheets, including the schedules of investments, of SBL Fund (comprised of Series A, B, C, D, E, J, K M, N, O, P, S, V and X portfolios) (the Fund) as of December 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the SBL Fund at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Kansas City, Missouri
February 6, 1998

NOTICE:

In the future, you will receive only one copy per address of the prospectus, semi-annual and annual reports. If you wish to continue receiving one for each primary owner of record, we ask that you please send your request in writing to Security Benefit, Attn: Pat Rippberger, 700 SW Harrison St., Topeka, KS 66636-0001

SECURITY FUNDS OFFICERS AND DIRECTORS

DIRECTORS
---------
Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Hugh L. Thompson, Ph.D.

OFFICERS
--------
John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Terry A. Milberger, Vice President
Jane A. Tedder, Vice President
Mark E. Young, Vice President
Barbara J. Davison, Assistant Vice President
Cindy L. Shields, Assistant Vice President
Thomas A. Swank, Vice President and Chief Investment Officer
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

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[Logo] Security Distributors, Inc.
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700 SW Harrison St.
Topeka, KS 66636-0001
(785) 431-3112
(800) 888-2461